UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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XPO LOGISTICS, INC.
(Name of Registrant as Specified In Its Charter)

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XPO LOGISTICS, INC.
Five American Lane
Greenwich, Connecticut 06831

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 14, 2020

To the Stockholders of XPO Logistics, Inc.:

Notice is hereby given that the 2020 Annual Meeting of Stockholders (the "Annual Meeting") of XPO Logistics, Inc. ("XPO" or the "company") will be held on Thursday, May 14, 2020 at 10:00 a.m. Eastern Daylight Time as a virtual meeting via webcast due to the public health concerns related to the COVID-19 pandemic. You can access the meeting at www.meetingcenter.io/229070589 with password XPO2020. You will also be required to have a control number to access the Annual Meeting. Please follow the instructions on pages 7-8 of the Proxy Statement.

The Annual Meeting shall be held for the following purposes, as more fully described in the Company's Proxy Statement accompanying this notice (the "Proxy Statement"):

■
To elect eight (8) members of our Board of Directors for a term to expire at the 2021 annual meeting of stockholders or until their successors are duly elected and qualified;

■
To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2020;

■
To approve an amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder by 1,150,000 to a total of 6,550,000;

■
To conduct an advisory vote to approve the executive compensation of our named executive officers ("NEOs") as disclosed in the Proxy Statement;

■
To consider and act upon a stockholder proposal regarding the integration of environmental, social, and governance ("ESG") metrics into executive compensation, if properly presented at the Annual Meeting;

■
To consider and act upon a stockholder proposal regarding the requirement that the chairman of the board be an independent director, if properly presented at the Annual Meeting;

■
To consider and act upon a stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives, if properly presented at the Annual Meeting;

■
To consider and act upon a stockholder proposal regarding the acceleration of executive equity awards in the case of a change in control of the Company, if properly presented at the Annual Meeting; and

■
To consider and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only stockholders of record of our common stock, par value $0.001 per share, and our Series A Convertible Perpetual Preferred Stock, par value $0.001 per share, as of the close of business on April 9, 2020 are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

©2020 XPO Logistics, Inc.

On or about April 21, 2020, we will mail a Notice of Internet Availability of Proxy Materials to our stockholders of record as of the record date. The notice contains instructions on how you can obtain internet access to our Proxy Statement and our Annual Report, which includes our Annual Report on Form 10-K for the 2019 fiscal year. The notice also contains instructions on how you can request a paper copy of the proxy materials, including a form of proxy.

Your vote is important. Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented. We ask that you vote your shares as soon as possible.

By Order of the Board of Directors,

Bradley S. Jacobs Chairman and Chief Executive Officer
Greenwich, Connecticut April 21, 2020

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to Be Held on May 14, 2020:

The Proxy Statement and our Annual Report on Form 10-K for the Year Ended December 31, 2019 are available at www.edocumentview.com/XPO

©2020 XPO Logistics, Inc.

PROXY STATEMENT SUMMARY	1
QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING	7
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	13
An Overview of Our Mission and How Our Board Composition is Aligned with Our Strategy	13
Directors	14
Summary of Qualifications and Experience of Director Nominees	19
Role of the Board and Board Leadership Structure	20
Board Risk Oversight	20
Committees of the Board and Committee Membership	21
Director Compensation	23
Compensation Committee Interlocks and Insider Participation	24
Corporate Governance Guidelines and Code of Business Ethics	24
Director Independence	25
Director Selection Process	25
Human Resource Management	26
Board Oversight of Sustainability Matters	27
Stockholder Communication with the Board	27
Stockholder Proposals for Next Year's Annual Meeting	27
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	28
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	29
EXECUTIVE COMPENSATION	32
Compensation Discussion and Analysis	32
Compensation Committee Report	53
Compensation Tables	54
Employment Agreements with NEOs	59
Equity Compensation Plan Information	62
AUDIT-RELATED MATTERS	63
Report of the Audit Committee	63
Policy Regarding Pre-Approval of Services Provided by the Outside Auditors	64
Services Provided by the Outside Auditors	64
PROPOSALS TO BE PRESENTED AT THE ANNUAL MEETING	65
Proposal 1: Election of Directors	65
Proposal 2: Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2020	66
Proposal 3: Approval of an Amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to Increase the Number of Available Shares	67
Proposal 4: Advisory Vote to Approve Executive Compensation	75
Proposal 5: Stockholder Proposal Regarding Integration of ESG Metrics Into Executive Compensation	76
Proposal 6: Stockholder Proposal Regarding the Requirement that the Chairman of the Board be an Independent Director	78
Proposal 7: Stockholder Proposal Regarding Ways to Strengthen the Prevention of Workplace Sexual Harassment and Align Senior Executive Compensation Incentives	80
Proposal 8: Stockholder Proposal Regarding Acceleration of Executive Equity Awards in the Case of a Change in Control	83
Other Matters	85
ADDITIONAL INFORMATION	86
ANNEX A - RECONCILIATION OF NON-GAAP MEASURES	87
ANNEX B - AMENDMENT TO THE XPO LOGISTICS, INC. 2016 OMNIBUS INCENTIVE COMPENSATION PLAN	91
ANNEX C - XPO LOGISTICS, INC. 2016 OMNIBUS INCENTIVE COMPENSATION PLAN	92
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on May 14, 2020:
This Proxy Statement and our Annual Report on Form 10-K for the Year Ended December 31, 2019 are available at www.edocumentview.com/XPO.

©2020 XPO Logistics, Inc.

PROXY STATEMENT SUMMARY

This Proxy Statement sets forth information relating to the solicitation of proxies by the Board of Directors ("Board of Directors" or "Board") of XPO Logistics, Inc. in connection with our 2020 Annual Meeting of Stockholders. This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

2020 ANNUAL MEETING OF STOCKHOLDERS

We intend to mail our Notice of Internet Availability of Proxy Materials ("Notice") on or about April 21, 2020, to our stockholders of record as of the close of business on April 9, 2020 (the "Record Date").

Date and Time	Place	Record Date

Thursday, May 14, 2020 at 10:00 a.m. Eastern Daylight Time	Virtual Meeting Site: www.meetingcenter.io/229070589	You can vote if you were a stockholder of record as of the close of business on April 9, 2020

Admission: You will not be able to attend the Annual Meeting in person this year. You can access the Annual Meeting at www.meetingcenter.jo/229070589 with password XPO2020. You will need to provide the control number on your notice or proxy card in order to access the Annual Meeting. If the shares of common stock you hold are in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in "street name"), you must register in advance to participate in the Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Requests for registration should be directed to our transfer agent, Computershare Trust Company, N.A. ("Computershare"), by email at legalproxy@computershare.com no later than 5:00 p.m. Eastern Time, on Friday, May 11, 2020. You will receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/229070589 and enter your control number and the meeting password, XPO2020.

VOTING MATTERS AND BOARD RECOMMENDATIONS

The Board is not aware of any matter that will be presented for a vote at the 2020 Annual Meeting of Stockholders other than those shown below.

	Board Vote Recommendation	Page Reference (for more detail)

PROPOSAL 1: Election of Directors
To elect eight (8) members of our Board of Directors for a term to expire at the 2021 annual meeting of stockholders or until their successors are duly elected and qualified.	FOR each Director Nominee	13-27, 65

PROPOSAL 2: Ratification of the Appointment of our Independent Public Accounting Firm To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2020.	FOR	64, 66

PROPOSAL 3: Approval of an Amendment to the Company's Incentive Compensation Plan
To approve an amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder by 1,150,000 to a total of 6,550,000.	FOR	67-74, 91-107

PROPOSAL 4: Advisory Vote to Approve Executive Compensation To conduct an advisory vote to approve the executive compensation of our named executive officers ("NEOs") as disclosed in this Proxy Statement.	FOR	75

PROPOSAL 5: Stockholder proposal regarding integration of ESG metrics into executive compensation
To consider how to integrate environmental, social, and governance metrics into executive compensation.	AGAINST	76-77

PROPOSAL 6: Stockholder Proposal Regarding the Requirement that the Chairman of the Board be an Independent Director To adopt a requirement that the chairman of the Board be an independent director.	AGAINST	78-79

1	©2020 XPO Logistics, Inc.

PROPOSAL 7: Stockholder Proposal Regarding Ways to Strengthen the Prevention of Workplace Sexual Harassment and Align Senior Executive Compensation Incentives
To adopt measures to strengthen the company's prevention of workplace sexual harassment and align senior executive compensation incentives.	AGAINST	80-82

PROPOSAL 8: Stockholder Proposal Regarding Acceleration of Executive Equity Awards in the Case of a Change in Control
To adopt a policy that, in the event of a change in control, there shall be no acceleration of vesting of any equity award granted to any senior executive officer.	AGAINST	83-84

GOVERNANCE HIGHLIGHTS

Board and Committee Independence	Eight of our nine current directors are independent.
The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee consist entirely of independent directors.

Independent Board Oversight and Leadership Roles	In 2016, our Board added a robust lead independent director position to its leadership structure to complement the roles of our independent committees and independent committee chairmen in providing effective Board oversight. In 2019, our Board added the position of an independent vice chairman to its leadership structure to provide support on key governance matters and shareholder engagement to our chairman, lead independent director and the Board. These independent structures work in conjunction with the dual roles served by our chairman and chief executive officer. The Board believes the Board and company's leadership structure functions well for our company and is in the best interests of our stockholders based on the company's current strategy and ownership structure.

Board Refreshment	Our Board is committed to creating an effective mix of useful expertise and fresh perspectives among its members, including through the thoughtful refreshment of the Board when appropriate. In 2015, the Board initiated a process to seek out highly qualified director candidates who bring relevant experience to the Board and reflect our company's growing scale and diversity. This has resulted in the addition of five new directors, one in 2015, one in 2016, one in 2017 and two in 2019.

Committee Rotations	As part of its annual review of Board committee composition and committee chairmen assignments, in May 2018, and again in March 2019, the Board reconstituted its committees in order to enhance the effective functioning of the committees and bring fresh perspectives to committee processes.

Annual Director Elections	All directors are elected annually for one-year terms or until their successors are elected and qualified.

Majority Voting for Director Elections	Our bylaws provide for a majority voting standard in uncontested elections, and further require that a director who fails to receive a majority vote must tender his or her resignation to the Board.

Board Evaluations	Our Board regularly reviews committee and director performance and practices through an annual process of self-evaluation.

Risk Oversight and Financial Reporting	Our Board seeks to provide robust oversight of current and potential risks facing our company through regular deliberations and participation in management meetings. Our Audit Committee supports strong financial reporting oversight through regular meetings with management and dialogue with our auditors.

Active Participation	Our Board held 17 meetings during 2019 and each person currently serving as a director attended at least 88% of the meetings of our Board and any Board committee on which he or she served.

2	©2020 XPO Logistics, Inc.

2020 BOARD OF DIRECTORS NOMINEES

Our Board aims to create a team of directors with diverse experiences and perspectives to provide our complex, global company with thoughtful and engaged board oversight. When selecting new directors, our Board considers, among other things, the nominee's breadth of experience, financial expertise, integrity, ability to make independent analytical inquiries, understanding of our company's business environment, experience in areas relevant to our company's businesses and willingness to devote adequate time to Board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring a diversity of backgrounds, experience and viewpoints among Board members. Our Board also endeavors to actively seek out highly qualified women and individuals from underrepresented minorities to include in the pool from which Board nominees are chosen and has engaged in a purposeful process of regular refreshment as demonstrated by the following key metrics:

The following table provides summary information about each director nominee. Each director is elected annually by a majority of the votes cast.

					Committee Memberships

Name	Director Since	Age	Occupation	Independent	AC	CC	NCGC	AcqC

Bradley S. Jacobs	2011	63	Chairman and Chief Executive Officer, XPO Logistics, Inc.
Gena L. Ashe	2016	58	General Counsel and Corporate Secretary, Anterix Inc.	Y	✓			✓

Marlene M. Colucci	2019	57	Executive Director of The Business Council	Y		✓		✓
AnnaMaria DeSalva	2017	51	Vice Chairman, XPO Logistics, Inc.; Global Chairman and Chief Executive Officer, Hill+Knowlton Strategies	Y			C

Michael G. Jesselson	2011	68	Lead Independent Director, XPO Logistics, Inc.; President and Chief Executive Officer, Jesselson Capital Corporation	Y	✓	✓	✓
Adrian P. Kingshott	2011	60	Chief Executive Officer, AdSon, LLC; Managing Director, Spotlight Advisors, LLC	Y				C

Jason D. Papastavrou*	2011	57	Founder and Chief Investment Officer, ARIS Capital Management, LLC	Y	✓	C	✓
Oren G. Shaffer*	2011	77	Former Vice Chairman and Chief Financial Officer, Qwest Communications International, Inc.	Y	C

AC = Audit Committee CC = Compensation Committee	NCGC = Nominating and Corporate Governance Committee AcqC = Acquisition Committee	C = Committee Chairman ✓ = Committee Member * = Audit Committee Financial Expert

3	©2020 XPO Logistics, Inc.

The following table provides a summary of the qualifications and experience of our director nominees.

2019 PERFORMANCE HIGHLIGHTS

XPO realized numerous financial achievements in 2019 under the skilled leadership of our NEOs:

*
See Annex A for reconciliation of this non-GAAP measure.

4	©2020 XPO Logistics, Inc.

SUSTAINABILITY EFFORTS

We are pleased to have published our 2019 Sustainability Report highlighting our initiatives in the following areas:

2019 COMPENSATION HIGHLIGHTS

Our compensation programs for NEOs align with our company's pay-for-performance culture by linking executive compensation to long-term stockholder value. The Compensation Committee's commitment to a pay-for-performance philosophy ensures that this alignment is reflected in our NEO compensation programs. Under Mr. Jacobs' strong leadership, for its first eight fiscal years combined (2012-2019), the company increased stockholder value by $7.2 billion, as represented by the change in XPO's market capitalization from December 31, 2011 through December 31, 2019. Mr. Jacobs' average annual realized pay from 2012 to 2019 was $9.9 million per year. Cumulatively, this equates to 1.1% of the total value created for stockholders during the eight-year period.

Realized Pay Demonstrates Actual Value of Compensation Earned by Our NEOs

Realized pay represents the compensation actually received by our executives in a given year and is calculated as the sum of: (i) salary paid; (ii) bonus(es) related to the performance year; and (iii) the value of long-term incentive compensation that vested in the year, calculated based on the closing stock price on the date the award vested. The realized pay measure, utilized consistently, allows our stockholders to assess whether the actual value of the compensation received by our CEO and other executive officers is rightsized relative to stockholders' return on investment in the company over time. In 2019, total realized pay was 92% performance-based for our CEO, Mr. Jacobs, and 77% and 76% performance-based for Mr. Cooper and Mr. Harik, respectively.

Performance Awards Align Interests of NEOs with Stockholders

The alignment of management's objectives with stockholders' interests is of critical importance, and the Compensation Committee holds our executives accountable for achieving rigorous annual and multi-year growth targets. The underlying premise is that an abundance of organic and inorganic opportunities exist to create incremental value for stockholders. The Compensation Committee believes that optimal compensation incentives motivate executives to balance short-term and long-term initiatives for competitive differentiation, market share gains, and revenue and margin expansion.

In determining the framework for performance-based awards, the Compensation Committee typically selects high-growth stretch goals for key indicators that extend beyond annual targets, and that vest on a long-term basis once the goals are entirely achieved. The awards typically reflect the inherent hurdles in achieving aspirational goals over a long period of time and align executive interests with the interests of our stockholders.

5	©2020 XPO Logistics, Inc.

All Equity Awards are Performance-Based for Mr. Jacobs, Mr. Cooper and Mr. Harik

Outstanding equity awards for Mr. Jacobs, Mr. Cooper and Mr. Harik are 100% performance-based as summarized below:

Key features of our outstanding equity awards for Mr. Jacobs, Mr. Cooper and Mr. Harik are outlined below:

Staggered cliff vesting reduces risk and maintains focus on long-term value creation.

There is no threshold level for below-target performance (no payout if targets are not fully met).

Targets emphasize high-growth and high returns, incentivizing NEOs to capitalize on a mix of addressable opportunities.

Recent awards are balanced with two performance measures, including a relative market-based measure for the 2019-2024 PSU award (granted in June 2019).

Performance awards are subject to clawback restrictions.

As executive officers at XPO, Mr. Jacobs, Mr. Cooper and Mr. Harik have not sold any shares from vested equity and have not exercised any stock options. In addition, all vested awards are subject to lock-up restrictions prohibiting the sale of shares or exercise of options until September 2, 2020.

Responsive to Stockholder Feedback

We believe that strong corporate governance should include year-round engagement with stockholders, including constructive dialogue on our executive compensation program. Feedback received from stockholders in 2019, related to executive compensation matters, was shared with the Committee and incorporated into its decision-making process:

Increased disclosure about the Committee's decision-making process, including:

■

Inclusion of the new proxy section "Execution of XPO Company Strategy—Effect on Timing of Grants of Equity Awards";

■

Detailed discussion of outstanding performance stock units (PSUs);

■

Detailed discussion of performance metrics underpinning outstanding PSUs; and

■

Supplemental materials filed with this proxy.

Revised PSU award construct for the 2019-2024 PSU (granted in June 2019), including the addition of a relative market-based measure.

6	©2020 XPO Logistics, Inc.

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

This Proxy Statement sets forth information relating to the solicitation of proxies by the Board of Directors (our "Board of Directors" or our "Board") of XPO Logistics, Inc. ("XPO" or our "company") in connection with our 2020 Annual Meeting of Stockholders (the "Annual Meeting") or any adjournment or postponement thereof. This Proxy Statement (the "Proxy Statement") is being furnished by our Board of Directors for use at the Annual Meeting to be held on May 14, 2020 at 10:00 a.m. Eastern Daylight Time as a virtual meeting via webcast due to the public health concerns related to the COVID-19 pandemic. You can access the meeting at www.meetingcenter.io/2290705989 with password XPO2020. You will also be required to have a control number to access the Annual Meeting. Please follow the instructions below.

We intend to mail our Notice of Internet Availability of Proxy Materials ("Notice") on or about April 21, 2020, to our stockholders of record as of the close of business on April 9, 2020 (the "Record Date").

The following answers address some questions you may have regarding our Annual Meeting. These questions and answers may not include all of the information that may be important to you as a stockholder of our company. Please refer to the more detailed information contained elsewhere in this proxy statement.

What items of business will be voted on at the Annual Meeting?

We expect that the business put forth for a vote at the Annual Meeting will be as follows:

■
To elect eight (8) members of our Board of Directors for a term to expire at the 2021 annual meeting of stockholders or until their successors are duly elected and qualified (Proposal 1);

■
To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for fiscal year 2020 (Proposal 2);

■
To approve an amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder by 1,150,000 to a total of 6,550,000 (Proposal 3);

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To conduct an advisory vote to approve the executive compensation of our named executive officers ("NEOs") as disclosed in this Proxy Statement (Proposal 4);

■
To consider and act upon a stockholder proposal regarding the integration of environmental, social, and governance ("ESG") metrics into executive compensation, if properly presented at the Annual Meeting (Proposal 5);

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To consider and act upon a stockholder proposal regarding the appointment of an independent chairman of the board, if properly presented at the Annual Meeting (Proposal 6);

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To consider and act upon a stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives, if properly presented at the Annual Meeting (Proposal 7);

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To consider and act upon a stockholder proposal regarding the acceleration of executive equity awards in the case of a change in control of the Company, if properly presented at the Annual Meeting (Proposal 8); and

■
To consider and transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Senior management of XPO and representatives of our outside auditor, KPMG, will be available to respond to appropriate questions.

Who can attend and vote at the Annual Meeting?

You are entitled to receive notice of and to attend and vote at the Annual Meeting, or any adjournment or postponement thereof, if, as of the close of business on April 9, 2020, the Record Date, you were a holder of record of our common stock or Series A Convertible Perpetual Preferred Stock (the "Series A Preferred Stock").

You will not be able to attend the Annual Meeting in person this year. You can access the Annual Meeting at www.meetingcenter.io/229070589 with password XPO2020. You will also be required to have a control number to access the Annual Meeting. Please follow the instructions below. You will need to provide the control number on your notice or proxy card in order to access the Annual Meeting. If the shares of common stock you hold are in an account at a broker, dealer, commercial bank, trust company or other nominee (i.e., in "street name"), you must register in advance to participate in the

7	©2020 XPO Logistics, Inc.

Annual Meeting, vote electronically and submit questions during the live webcast of the meeting. To register, you must obtain a legal proxy from the bank, broker or other nominee that holds your shares giving you the right to vote the shares. Requests for registration should be directed to Computershare by email at legalproxy@computershare.com no later than 5:00 p.m. Eastern Time, on Friday, May 11, 2020. You will receive a confirmation of your registration, with a control number, by email from Computershare. At the time of the meeting, go to www.meetingcenter.io/229070589 and enter your control number and the meeting password, XPO2020.

Can I ask Questions During the Annual Meeting?

Stockholders (or their proxy holders) may submit questions for the Annual Meeting's question and answer session in advance by logging in to the meeting site at www.meetingcenter.io/229070589 with password XPO2020. You will need the control number on your Notice, proxy card or confirmation email from Computershare in order to submit a question. Click on the "message" icon at the top of the screen and submit your question. Please provide your name, address (city and state) and organization, and, if applicable, the specific proposal to which your question relates. Advance questions can be submitted beginning at 9:00 a.m., Eastern Daylight Time, on May 4, 2020. Questions may also be submitted during the Annual Meeting through the meeting website. We will answer as many questions during the meeting as time will allow and will group questions together where appropriate.

How many shares of XPO common stock or Series A Preferred Stock must be present to conduct business at the Annual Meeting?

As of the Record Date, there were 91,105,728 shares of common stock issued and outstanding, each of which is entitled to one vote on each matter to come before the Annual Meeting. In addition, each share of Series A Preferred Stock is entitled to vote together with our common stock on each matter to come before the Annual Meeting as if the shares of Series A Preferred Stock were converted into shares of common stock as of the Record Date, meaning that each share of Series A Preferred Stock is entitled to approximately 143 votes on each matter to come before the Annual Meeting. As of the Record Date, there were 71,110 shares of Series A Preferred Stock issued and outstanding, representing 10,158,171 votes. As a result, a total of 101,264,299 votes are eligible to be cast at the Annual Meeting based on the number of outstanding shares of our common stock and Series A Preferred Stock, voting together as a single class.

A quorum is necessary to hold a valid meeting of stockholders. Pursuant to the company's bylaws, the presence, in person or by proxy, of the holders of a majority of the shares issued and outstanding is necessary for each of the proposals to be presented at the Annual Meeting. Accordingly, the holders of shares of our common stock or Series A Preferred Stock outstanding on the Record Date representing 50,632,151 votes must be present at the Annual Meeting. If you vote by internet, telephone or proxy card, the shares you vote will be counted towards the quorum for the Annual Meeting. Abstentions and broker non-votes are counted as present for the purpose of determining a quorum.

What are my voting choices?

With respect to the election of directors, you may vote "FOR" or "AGAINST" each of the director nominees, or you may "ABSTAIN" from voting for one or more of such nominees. With respect to the other proposals to be considered at the Annual Meeting, you may vote "FOR" or "AGAINST" or you may "ABSTAIN" from voting on any proposal. If you sign your proxy without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board of Directors with respect to the specific proposals described in this Proxy Statement and at the discretion of the proxy holders on any other matters that properly come before the Annual Meeting.

What vote is required to approve the proposals being considered at the Annual Meeting?
■
Proposal 1: Election of eight (8) directors. The election of each of the eight (8) director nominees named in this Proxy Statement requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee) by holders of shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present. If any incumbent director standing for re-election receives a greater number of votes "against" his or her election than votes "for" such election, our bylaws require that such person must promptly tender his or her resignation to our Board of Directors. You may not accumulate your votes for the election of directors.

Brokers may not use discretionary authority to vote shares of our common stock on the election of directors if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, in order for your vote to be counted in the election of directors, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the election of director nominees.

8	©2020 XPO Logistics, Inc.

■
Proposal 2: Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2020. Ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present. Abstentions are not considered votes cast for purposes of tabulation and will have no effect on the ratification of KPMG. We do not expect any broker non-votes, as brokers have discretionary authority to vote on this proposal.

■
Proposal 3: Approval of an amendment to the company's 2016 Omnibus Incentive Compensation Plan to increase the number of available shares. The approval of an amendment to the company's 2016 Omnibus Incentive Compensation Plan requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

Brokers may not use discretionary authority to vote shares of our common stock on this proposal if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, in order for your vote to be counted for or against the amendment to the company's 2016 Omnibus Incentive Compensation Plan, you will need to communicate your voting decision to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the vote on this proposal.

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Proposal 4: Advisory vote to approve executive compensation. Advisory approval of the resolution on executive compensation of our NEOs as disclosed in this Proxy Statement requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present. This resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on our Board of Directors. Although non-binding, our Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Brokers may not use discretionary authority to vote shares of our common stock on the advisory vote to approve executive compensation if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, in order for your vote to be counted in the advisory vote to approve executive compensation, you will need to communicate your voting decisions to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the advisory vote to approve executive compensation.

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Proposal 5: Stockholder proposal regarding integration of ESG metrics into executive compensation. Approval of a requirement that the company examine and report to stockholders how it plans to integrate ESG metrics into performance measures of named executive officers requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

Brokers may not use discretionary authority to vote shares of our common stock on this stockholder proposal if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, for your vote to be counted for or against the stockholder proposal, you will need to communicate your voting decision to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the vote on this stockholder proposal.

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Proposal 6: Stockholder proposal regarding the requirement that the chairman of the board be an independent director. Approval of a policy requiring that the chairman of the board of directors be appointed from among independent directors requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

Brokers may not use discretionary authority to vote shares of our common stock on this stockholder proposal if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, for your vote to be counted for or against the stockholder proposal, you will need to communicate your voting decision to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the vote on this stockholder proposal.

9	©2020 XPO Logistics, Inc.

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Proposal 7: Stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives. Approval of a policy requiring the company to adopt measures to strengthen prevention of workplace sexual harassment and align senior executive compensation incentives requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

Brokers may not use discretionary authority to vote shares of our common stock on this stockholder proposal if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, for your vote to be counted for or against the stockholder proposal, you will need to communicate your voting decision to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the vote on this stockholder proposal.

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Proposal 8: Stockholder proposal regarding acceleration of executive equity awards in the case of a change in control. Approval of a policy requiring that in the event of a change in control there shall be no acceleration of vesting of senior executive officers' equity awards requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

Brokers may not use discretionary authority to vote shares of our common stock on this stockholder proposal if they have not received specific instructions from their clients. If you are a beneficial owner of shares of our common stock, for your vote to be counted for or against the stockholder proposal, you will need to communicate your voting decision to your bank, broker or other nominee before the date of the Annual Meeting in accordance with their specific instructions. Abstentions and broker non-votes are not considered votes cast for purposes of tabulation and will have no effect on the vote on this stockholder proposal.

In general, other business properly brought before the Annual Meeting requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

How does the Board of Directors recommend that I vote?

Our Board of Directors, after careful consideration, recommends that our stockholders vote "FOR" the election of each director nominee named in this proxy statement, "FOR" ratification of KPMG as our independent registered public accounting firm for fiscal year 2020, "FOR" approval of an amendment to the company's incentive compensation plan, "FOR" advisory approval of the resolution to approve executive compensation, "AGAINST" the approval of the stockholder proposal regarding integration of ESG metrics into executive compensation, if such proposal is properly presented at the meeting; "AGAINST" the approval of the stockholder proposal regarding the requirement that the chairman of the board be an independent director, if such proposal is properly presented at the meeting; "AGAINST" the approval of the stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives, if such proposal is properly presented at the meeting; and "AGAINST" the approval of the stockholder proposal regarding acceleration of executive equity awards in the case of a change in control, if such proposal is properly presented at the meeting.

What do I need to do now?

We urge you to read this Proxy Statement carefully, then vote via internet or by telephone by following the instructions on the Notice or proxy card, or mail your completed, dated and signed proxy card in the enclosed return envelope as soon as possible so that your shares of our common stock can be voted at the Annual Meeting of stockholders.

How do I cast my vote?

Registered Stockholders. If you are a registered stockholder (i.e., you hold your shares in your own name through our transfer agent, Computershare Trust Company, N.A., and not through a broker, bank or other nominee that holds shares for your account in "street name"), you may vote by proxy via internet or by telephone by following the instructions provided on the Notice or proxy card, or mail your completed, dated and signed proxy card in the enclosed return envelope. Proxies submitted via internet or by telephone must be received by 1:00 a.m. Eastern Daylight Time on May 14, 2020. Please see the Notice or proxy card provided to you for instructions on how to submit your proxy via internet or by telephone. Stockholders of record who attend the Annual Meeting may vote directly at the Annual Meeting by following the instructions provided during the Annual Meeting.

10	©2020 XPO Logistics, Inc.

Beneficial Owners. If you are a beneficial owner of shares (i.e., your shares are held in the name of a brokerage firm, bank or a trustee), you may vote by proxy by following the instructions provided in the Notice, voting instruction form or other materials provided to you by the brokerage firm, bank or other nominee that holds your shares. To vote directly at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank or other nominee that holds your shares. Follow the instructions above to obtain a control number and the instructions provided for during the Annual Meeting.

What is the deadline to vote?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Annual Meeting. As indicated on the Notice or proxy card provided to you, proxies submitted via internet or by telephone must be received by 1:00 a.m. Eastern Daylight Time on May 14, 2020.

If you are the beneficial owner of shares of our common stock, please follow the voting instructions provided by your broker, trustee or other nominee.

What happens if I do not respond, or if I respond and fail to indicate my voting preference, or if I abstain from voting?

If you fail to vote via internet or by telephone as indicated on your Notice or proxy card, or sign, date and return your proxy card, your shares will not be counted towards establishing a quorum for the Annual Meeting, which requires holders representing a majority of the outstanding shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) to be present in person or by proxy.

Failure to vote, assuming the presence of a quorum, will have no effect on the tabulation of the votes on the proposals. If you are a stockholder of record and you properly sign, date and return your proxy card, but do not indicate your voting preference, we will count your proxy as a vote "FOR" the election of the eight nominees for director named in "Proposal 1—Election of Directors," "FOR" ratification of KPMG as our independent registered public accounting firm for fiscal year 2020, "FOR" approval of an amendment to the company's incentive compensation plan, "FOR" advisory approval of the resolution to approve executive compensation, "AGAINST" the approval of the stockholder proposal regarding integration of ESG metrics into executive compensation, if such proposal is properly presented at the meeting, "AGAINST" the approval of the stockholder proposal regarding the requirement that the chairman of the board be an independent director, if such proposal is properly presented at the meeting, "AGAINST" the approval of the stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives, if such proposal is properly presented at the meeting, and "AGAINST" the approval of the stockholder proposal regarding acceleration of executive equity awards in the case of a change in control, if such proposal is properly presented at the meeting.

If my shares are held in "street name" by my broker, dealer, commercial bank, trust company or other nominee, will such broker or other nominee vote my shares for me?

You should instruct your broker or other nominee on how to vote your shares of our common stock using the instructions provided by such broker or other nominee. Absent specific voting instructions, brokers or other nominees who hold shares of our common stock in "street name" for customers are prevented by the rules set forth in the Listed Company Manual (the "NYSE Rules") of the New York Stock Exchange (the "NYSE") from exercising voting discretion with respect to non-routine or contested matters. We expect that when the NYSE evaluates the proposals to be voted on at the Annual Meeting to determine whether each proposal is a routine or non-routine matter, only "Proposal 2—Ratification of the Appointment of KPMG LLP as Our Independent Registered Public Accounting Firm for Fiscal Year 2020" will be determined to be routine. Shares not voted by a broker or other nominee, because such broker or other nominee does not have instructions or cannot exercise discretionary voting power with respect to one or more proposals, are referred to as "broker non-votes." It is important that you instruct your broker or other nominee on how to vote your shares of our common stock held in "street name" in accordance with the voting instructions provided by such broker or other nominee.

What if I want to change my vote?

Yes. Whether you attend the Annual Meeting or not, you may revoke a proxy at any time before your proxy is voted at the Annual Meeting. You may do so by properly delivering a later-dated proxy either via internet, by telephone, by mail, or by attending the Annual Meeting in person and voting. Please note, however, your attendance at the Annual Meeting will not automatically revoke any prior proxy, unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked. You also may revoke your proxy by delivering a notice of revocation to our company (Attention: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831) prior to the vote at the Annual Meeting. If you hold your shares through a broker, dealer, commercial bank, trust company or other nominee, you should follow the instructions of such broker or other nominee regarding revocation of proxies.

11	©2020 XPO Logistics, Inc.

How will the persons named as proxies vote?

If you are a registered stockholder (i.e., you hold your shares of our common stock in your own name through our transfer agent, Computershare Trust Company, N.A., and not through a broker, bank or other nominee that holds shares for your account in "street name") and you complete and submit a proxy, the persons named as proxies will follow your instructions. If you submit a proxy but do not provide instructions, or if your instructions are unclear, the persons named as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, by using their own discretion.

Where can I find the results of the voting?

We intend to announce preliminary voting results at the Annual Meeting and will publish final results on a Current Report on Form 8-K to be filed with the U.S. Securities and Exchange Commission ("SEC") within four (4) business days after the Annual Meeting. The Current Report on Form 8-K will also be available on the internet at our website, www.xpo.com.

Why did I receive a Notice regarding the internet availability of proxy materials instead of a full set of printed proxy materials?

We are making our proxy materials available to our stockholders on the internet by mailing the Notice to our stockholders instead of mailing a full set of proxy materials. The Notice contains instructions on how you may access an electronic copy of our proxy materials. The Notice also contains instructions on how you may request a paper copy of the proxy materials, including a form of proxy. We believe this process allows us to provide you with the information you need in a timely manner, while conserving natural resources and lowering the costs of printing and distributing our proxy materials.

Who will pay for the cost of soliciting proxies?

The company will pay for the cost of soliciting proxies. We have engaged Innisfree M&A Incorporated to assist us in soliciting proxies in connection with the Annual Meeting and have agreed to pay them approximately $15,000 plus their expenses for providing such services. Our directors, officers and other employees, without additional compensation, may solicit proxies personally, in writing, by telephone, by e-mail or otherwise. As is customary, we will reimburse brokerage firms, fiduciaries, voting trustees and other nominees for forwarding our proxy materials to each beneficial owner of shares of our common stock or Series A Preferred Stock held of record by them.

What is "householding" and how does it affect me?

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a "street-name stockholder") and share a single address, only one copy of our proxy materials is being delivered to that address unless contrary instructions from any stockholder at that address are received. This practice, known as "householding," is intended to reduce our printing and postage costs. However, any such street-name stockholders residing at the same address who wish to receive a separate copy of our proxy materials may request a copy by contacting their bank, broker or other holder of record, or by sending a written request to: Investor Relations, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831, or by contacting Investor Relations by telephone at 1-855-976-6951. The voting instruction form sent to a street-name stockholder should provide information on how to request: (1) householding of future company materials, or (2) separate materials if only one set of documents is being sent to a household.

Can I obtain an electronic copy of the Company's proxy materials?

Yes, this Proxy Statement and our 2019 Annual Report are available on the internet at www.edocumentview.com/XPO.

12	©2020 XPO Logistics, Inc.

BOARD OF DIRECTORS AND

CORPORATE GOVERNANCE

AN OVERVIEW OF OUR MISSION AND HOW OUR BOARD COMPOSITION IS ALIGNED WITH OUR STRATEGY

Our mission is to be the leading provider of cutting-edge supply chain solutions to the most successful companies in the world, and to do this by using our highly integrated network of people, technology and physical assets to help our customers manage their goods most efficiently throughout their supply chains. We run our business on a global basis, with over 50,000 customers served by approximately 100,000 employees and 1,504 locations in 30 countries, including the United States, France, the United Kingdom and Spain. Our transportation segment offers customers an unmatched network of multiple modes, flexible capacity and route density that transports freight quickly and cost effectively from origin to destination. Through our logistics segment, we provide a range of differentiated and data-intensive services, including highly engineered and customized solutions, value-added warehousing and distribution, omnichannel fulfillment, cold chain distribution, reverse logistics, surge management and other inventory management solutions.

Our blueprint for transforming transportation and logistics is rooted in innovation and revolves around our people. We care deeply about keeping our employees and customers happy, and we view safety, sustainability, strong governance and a purpose-driven culture as essential components of value creation. In addition, our company is a leading proponent of technology, with a global team of technologists and data scientists who concentrate their efforts in four areas of innovation: (1) automation and intelligent machines, (2) visibility and customer service, (3) the digital freight marketplace and (4) dynamic data science. Our success depends on our people.

Our Board of Directors consists of a highly skilled group of leaders who share our values and reflect our culture. Many of our directors have served as executive officers or served on boards of major companies and have an extensive understanding of the principles of corporate governance. In addition, our directors have a strong owner orientation—approximately 18.9% of the voting power of our capital stock on a fully-diluted basis is held by our directors or by entities or persons related to our directors (as of the Record Date). As described on page 19, our Board as a whole has broad expertise with the following skill sets that are relevant to our company, business, industry and strategy:

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Business operations;

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Corporate governance;

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Customer service;

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Environmental sustainability and corporate responsibility;

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Effective capital allocation;

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Critical analysis of corporate financial statements and capital structures;

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Human resource management;

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Multinational corporate management;

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Sales and marketing;

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Mergers and acquisitions, integration and optimization;

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The transportation and logistics industry;

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Risk management;

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Talent management and engagement; and

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Technology and information systems.

13	©2020 XPO Logistics, Inc.

DIRECTORS

Our Board of Directors currently consists of nine (9) members as set forth in the table below. The current term of each of our directors will expire at the Annual Meeting. Our Board has nominated eight of the current directors to stand for election at the Annual Meeting, as set forth in Proposal 1 on page 65 of this Proxy Statement.

Name	Occupation

Bradley S. Jacobs	Chairman and Chief Executive Officer, XPO Logistics, Inc.
Gena L. Ashe	General Counsel and Corporate Secretary, Anterix Inc.
Marlene M. Colucci	Executive Director, The Business Council
AnnaMaria DeSalva	Vice Chairman, XPO Logistics, Inc.; Global Chairman and Chief Executive Officer, Hill+Knowlton Strategies
Michael G. Jesselson	Lead Independent Director, XPO Logistics, Inc.; President and Chief Executive Officer, Jesselson Capital Corporation
Aris Kekedjian	Advisor to global companies on finance and M&A strategies
Adrian P. Kingshott	Chief Executive Officer, AdSon, LLC; Managing Director, Spotlight Advisors, LLC
Jason D. Papastavrou	Founder and Chief Investment Officer, ARIS Capital Management, LLC
Oren G. Shaffer	Former Vice Chairman and Chief Financial Officer, Qwest Communications International, Inc.

Under the terms of an Investment Agreement, dated June 13, 2011 (the "Investment Agreement"), by and among Jacobs Private Equity, LLC ("JPE"), the other investors party thereto (collectively with JPE, the "Investors"), and our company, JPE has the right to designate certain percentages of the nominees for our Board of Directors so long as JPE owns securities (including preferred stock convertible into, or warrants exercisable for, securities) representing specified percentages of the total voting power of our capital stock on a fully-diluted basis. JPE does not currently own securities representing the required voting power to qualify for the right to designate nominees for our Board of Directors. The foregoing rights of JPE under the Investment Agreement are in addition to, and not in limitation of, JPE's voting rights as a holder of capital stock of our company. JPE is controlled by Bradley S. Jacobs, our chairman and chief executive officer. The Investment Agreement and the terms contemplated therein were approved by our stockholders at a special meeting on September 1, 2011.

None of the foregoing will prevent our Board of Directors from acting in accordance with its fiduciary duties or applicable law or stock exchange requirements or from acting in good faith in accordance with our governing documents, while giving due consideration to the intent of the Investment Agreement.

Set forth below is information regarding each of our director nominees, including the experience, qualifications, attributes or skills that led our Board of Directors to conclude that such person should serve as a director.

Bradley S. Jacobs	Chairman and Director since 2011
Age: 63

Mr. Jacobs has served as our chief executive officer and chairman of our Board of Directors since September 2, 2011. Mr. Jacobs is also the managing member of JPE, which is our largest stockholder (on a fully-diluted basis). Prior to XPO, he led two public companies: United Rentals, Inc. (NYSE: URI), which he founded in 1997, and United Waste Systems, Inc., which he founded in 1989. Mr. Jacobs served as chairman and chief executive officer of United Rentals for that company's first six years, and as its executive chairman for an additional four years. He served eight years as chairman and chief executive officer of United Waste Systems.
Board Committees: None
Other Public Company Boards: None

Mr. Jacobs brings to the Board:

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In-depth knowledge of the company's business resulting from his years of service with the company as its chief executive officer;

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Leadership experience as the company's chairman and chief executive officer, and a successful track record of leading companies that execute strategies similar to ours; and

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Extensive past experience as the chairman of the board of directors of several public companies.

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Gena L. Ashe	Director since 2016
Age: 58

Ms. Ashe has served as a director of the company since March 21, 2016. Ms. Ashe has served as the general counsel and corporate secretary of Anterix Inc. since July 2019. Previously, Ms. Ashe was the president and chief executive officer of GLA Legal Advisory Group, LLC since February 2018. She was senior vice president, chief legal officer and corporate secretary of Adtalem Global Education Inc. (NYSE: ATGE) from May 2017 to February 2018, and executive vice president, chief legal officer, and corporate secretary of BrightView Landscapes, LLC (formerly The Brickman Group, Ltd. LLC) from December 2012 to June 2016. Also, Ms. Ashe has served as vice-chairman of the Supervisory Board of XPO Logistics Europe S.A., our majority-owned subsidiary, since February 2017. Ms. Ashe holds a juris doctorate degree from Georgetown University Law Center, where she serves on the Georgetown Law Advisory Board, a master's degree in electrical engineering from Georgia Institute of Technology and a bachelor's degree in mathematics from Spelman College, where she sits on the Board of Trustees. She has completed the executive development program at the Wharton School of the University of Pennsylvania and holds a certificate in international management from Oxford University in England.

Board Committees: ■ Member of Audit Committee ■ Member of Acquisition Committee
Other Public Company Boards: None

Ms. Ashe brings to the Board:

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More than two decades of valuable legal experience with public and private companies, which enables her to provide guidance to the Board and company management on legal matters, compliance and risk assessment and corporate governance best practices; and

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An in-depth understanding of the dynamics of three of our most important customer verticals: e-commerce, technology and food and beverage.

Marlene M. Colucci	Director since 2019
Age: 57

Ms. Colucci has served as a director of the company since February 7, 2019. She has served as the executive director of The Business Council in Washington, D.C. since July 2013. Previously, she was executive vice president of public policy for the American Hotel & Lodging Association from September 2005 to June 2013, where she provided guidance on regulatory matters. From September 2003 to June 2005, she served in the White House as special assistant to President George W. Bush in the Office of Domestic Policy. In this role, she developed labor, transportation and postal reform policies and advised the president and his staff on related matters. Earlier, Ms. Colucci served as deputy assistant secretary with the U.S. Department of Labor's Office of Congressional and Intergovernmental Affairs. Her law career includes more than 12 years with the firm of Akin Gump Strauss Hauer & Feld LLP, where she served as senior counsel. She holds a juris doctorate degree from the Georgetown University Law Center.

Board Committees: ■ Member of Compensation Committee ■ Member of Acquisition Committee
Other Public Company Boards: None

Ms. Colucci brings to the Board:

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Significant experience with public policy development, including labor and transportation policy, from over two decades of relevant government and private sector experience; and

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Meaningful perspectives on matters of corporate governance and business operations from her tenure leading the premier association of chief executive officers of the world's most important business enterprises.

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AnnaMaria DeSalva	Director since 2017
Age: 51	Vice Chairman since 2019

Ms. DeSalva has served as a director of the company since September 19, 2017, and vice chairman of the Board since February 7, 2019. She has served as global chairman and chief executive officer of Hill+Knowlton Strategies since June 2019. Prior to that, Ms. DeSalva served as chief communications officer of E.I. du Pont de Nemours & Co. (DuPont) from March 2014 to January 2018, then as senior advisor to the CEO of DowDuPont. Previously, she served as vice president of corporate affairs for biopharmaceutical innovation at Pfizer; was an advisor to the U.S. Food and Drug Administration; and led the global healthcare practice of Hill & Knowlton. For Bristol-Myers Squibb, she led global public affairs for the oncology business and served as the director of the Bristol-Myers Squibb Foundation. Ms. DeSalva serves on the board of governors of Argonne National Laboratory of the U.S. Department of Energy and is a member of its compensation and nominating committees; as well as the boards of directors of the non-profit Project Sunshine and the William & Mary Alumni Association. She is a graduate of The College of William & Mary in Williamsburg, Virginia; and has completed the Harvard School of Public Health's executive education program in risk communication, and the Advanced Health Leadership Program jointly offered by the University of California at Berkeley and Pompeu University in Barcelona, Spain.

Board Committees: ■ Chairman of Nominating and Corporate Governance Committee
Other Public Company Boards: None

Ms. DeSalva brings to the Board:

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Global perspective as the chief executive officer of a multinational organization serving clients across almost every sector of the world economy; and

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Significant experience in corporate affairs, regulatory affairs and corporate social responsibility, having previously served in senior leadership roles at several public companies.

Michael G. Jesselson	Director since 2011
Age: 68	Lead Independent Director since 2016

Mr. Jesselson has served as director of the company since September 2, 2011, and as lead independent director since March 20, 2016. He has been president and chief executive officer of Jesselson Capital Corporation since 1994. Mr. Jesselson served as a director of American Eagle Outfitters, Inc. (NYSE: AEO) from November 1997 to May 2017, most recently as its lead independent director. Prior to that, he worked at Philipp Brothers, a division of Engelhard Industries from 1972 to 1981, then at Salomon Brothers Inc. in the financial trading sector. He is a director of C-III Capital Partners LLC, Clarity Capital and other private companies, as well as numerous philanthropic organizations. Mr. Jesselson also serves as the chairman of Bar Ilan University in Israel. He attended New York University School of Engineering.

Board Committees: ■ Member of Audit Committee ■ Member of Compensation Committee ■ Member of Nominating and Corporate Governance Committee
Other Public Company Boards: None

Mr. Jesselson brings to the Board:

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Significant experience with public company corporate governance issues through prior service on the board of directors of American Eagle Outfitters, including as its lead independent director; and

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Extensive investment expertise.

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Adrian P. Kingshott	Director since 2011
Age: 60

Mr. Kingshott has served as a director of the company since September 2, 2011. He has served as the chief executive officer of AdSon, LLC since October 2005, managing director of Spotlight Advisors, LLC since September 2015 and a member of the board of directors of Centre Lane Investment Corp. since May 2011. Mr. Kingshott was a senior advisor to Headwaters Merchant Bank from 2013 until June 2018. Previously, with Goldman Sachs, he was co-head of the firm's Global Leveraged Finance business and held other positions over a 17-year tenure. More recently, Mr. Kingshott was a managing director and portfolio manager at Amaranth Advisors, LLC. He is an adjunct professor of Global Capital Markets and Investments at Fordham University's Gabelli School of Business. He holds a master's degree in business administration from Harvard Business School and a master of jurisprudence degree from Oxford University.

Board Committees: ■ Chairman of Acquisition Committee
Other Public Company Boards: None

Mr. Kingshott brings to the Board:

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More than 25 years of experience in the investment banking and investment management industries; and

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Expertise with respect to corporate governance, acquisition transactions, debt and equity financing and corporate financial management issues.

Jason D. Papastavrou, Ph.D.	Director since 2011
Age: 57

Dr. Papastavrou has served as a director of the company since September 2, 2011. He founded ARIS Capital Management, LLC in 2004 and serves as its chief investment officer. Previously, Dr. Papastavrou was the founder and managing director of the Fund of Hedge Funds Strategies Group of Banc of America Capital Management (BACAP), president of BACAP Alternative Advisors, and a senior portfolio manager with Deutsche Asset Management. He was a tenured professor at Purdue University School of Industrial Engineering and holds a doctorate in electrical engineering and computer science from the Massachusetts Institute of Technology. Dr. Papastavrou serves on the board of directors of United Rentals, Inc. (NYSE: URI).

Board Committees: ■ Chairman of Compensation Committee ■ Member of Audit Committee ■ Member of Nominating and Corporate Governance Committee
Other Public Company Boards: United Rentals, Inc. (since 2005)

Dr. Papastavrou brings to the Board:

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Financial expertise related to his qualifications as an "audit committee financial expert" under SEC regulations; and

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Extensive experience with finance and risk-related matters, from holding senior positions at investment management firms.

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Oren G. Shaffer	Director since 2011
Age: 77

Mr. Shaffer has served as a director of the company since September 2, 2011. From 2002 to 2007, Mr. Shaffer was vice chairman and chief financial officer of Qwest Communications International, Inc. (now CenturyLink, Inc.). Previously, Mr. Shaffer was president and chief operating officer of Sorrento Networks, Inc., executive vice president and chief financial officer of Ameritech Corporation, and held senior executive positions with The Goodyear Tire & Rubber Company, where he also served on the board of directors. Additionally, Mr. Shaffer served as a director on the board of Terex Corporation from 2007 until May 2019. He holds a master's degree in management from the Sloan School of Management, Massachusetts Institute of Technology, and a degree in finance and business administration from the University of California, Berkeley.

Board Committees: ■ Chairman of Audit Committee
Other Public Company Boards: Terex Corporation (since 2007)

Mr. Shaffer brings to the Board:

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Senior financial, operational and strategic experience with various large companies;

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Corporate governance expertise from serving as director of various public companies; and

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Financial expertise related to his qualifications as an "audit committee financial expert" under SEC regulations.

18	©2020 XPO Logistics, Inc.

SUMMARY OF QUALIFICATIONS AND EXPERIENCE OF DIRECTOR NOMINEES

19	©2020 XPO Logistics, Inc.

ROLE OF THE BOARD AND BOARD LEADERSHIP STRUCTURE

Our business and affairs are managed under the direction of our Board of Directors, which is our company's ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board's primary responsibility is to seek to maximize long-term stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our senior management team, which is charged with the conduct of our business, monitors the performance of our company and management, and provides advice and counsel to management. In fulfilling the Board's responsibilities, our directors have full access to our management, internal and external auditors and outside advisors.

Furthermore, our Board of Directors is committed to independent Board oversight. Our current Board leadership structure includes an executive chairman as well as a lead independent director and an independent vice chairman. The positions of chairman of the Board and chief executive officer are both currently held by Mr. Jacobs. Our Board believes that this combination of roles is appropriate because the structure enables decisive leadership and ensures clear accountability in the context of strong Board practices and a Board culture that facilitates independent oversight. On January 15, 2020, Mr. Jacobs underscored the company's commitment to maximize shareholder value when XPO announced that the Board had authorized a review of strategic alternatives, including the possible sale or spin-off of one or more of XPO's business units. The strategic alternatives review demonstrates the agility with which our executive chairman can focus on creating value for shareholders, while remaining intensely committed to the satisfaction of our customers and employees. However, on March 20, 2020, in light of market conditions resulting from the impact of the COVID-19 pandemic, XPO terminated the strategic review process. Our Board believes the dual roles function well for our company based on our current strategy, governance and ownership structure.

To assist our Board to further strengthen its independent decision-making, our Board of Directors has approved a set of Corporate Governance Guidelines (the "Guidelines"), which provide that the independent directors may appoint a lead independent director who presides over executive sessions of the independent directors, and who shall serve a term of at least one year. On March 20, 2016, the independent directors appointed Mr. Jesselson to serve as lead independent director. The position of lead independent director has been structured to serve as an effective balance to the dual roles served by Mr. Jacobs. The lead independent director presides at all meetings of the Board of Directors at which the chairman is not present and presides at all executive sessions of the independent directors. The Guidelines require that the independent directors meet at least once a year without members of management present, and the lead independent director is empowered to call additional meetings of the independent directors as necessary. In practice, in 2019, our independent directors met in executive sessions much more frequently. The lead independent director also serves as a liaison between the chairman and the independent directors. Together with the chairman, the lead independent director develops and approves Board meeting agendas, meeting schedules and meeting materials to be distributed to our Board of Directors in order to assure sufficient time for informed discussion of issues. The lead independent director is also available to meet with significant stockholders as appropriate and required.

In addition, on February 7, 2019, the Board established an independent vice chairman position as part of its ongoing commitment to strong corporate governance. The position of vice chairman is defined as an independent director with authorities and duties that include, among others: (i) presiding at meetings of the Board where the chairman and lead independent director are not present; (ii) assisting the chairman, when appropriate, in carrying out his or her duties; (iii) assisting the lead independent director, when appropriate, in carrying out his or her duties; and (iv) such other duties, responsibilities and assistance as the Board or the chairman may determine. Ms. DeSalva was appointed to serve as vice chairman on February 7, 2019, to provide support on key governance matters and stockholder engagement to the chairman, lead independent director and the Board.

Further information regarding the positions of lead independent director and vice chairman is set forth in the Guidelines. The Guidelines are available on the company's corporate website at www.xpo.com under the Investors tab.

Our Board of Directors held 17 meetings during 2019. In 2019, each person currently serving as a director attended at least 88% of the meetings of our Board of Directors and any Board committee on which he or she served. In addition, our Board of Directors acted three times during 2019 via unanimous written consent.

Our directors are expected to attend the annual meeting. Any director who is unable to attend the annual meeting is expected to notify the chairman of the Board in advance of the annual meeting. Seven of our then eight directors serving and standing for re-election attended the 2019 annual meeting of stockholders. Marlene M. Colucci, who was appointed to the Board on February 7, 2019, notified the chairman of the Board in advance that she was unable to attend the 2019 annual meeting due to a prior business commitment.

BOARD RISK OVERSIGHT

Our Board of Directors provides overall risk oversight, with a focus on the most significant risks facing our company. In addition, the Board is responsible for ensuring that appropriate crisis management and business continuity plans are in place. The management of risks to our business, and the execution of contingency plans, are primarily the responsibility of our senior management team.

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Our Board and senior management team regularly discuss the company's business strategy, operations, policies, controls, prospects, and current and potential risks. These discussions include approaches for assessing, monitoring, mitigating and controlling risk exposure. The Board has delegated responsibility for the oversight of specific risks special committees as follows:

■
Audit Committee. The Audit Committee oversees the policies that govern the process by which our exposure to risk is assessed and managed by management. In that role, the Audit Committee discusses with our management major financial risk exposures and the steps that management has taken to monitor and control these exposures. The Audit Committee also is responsible for reviewing risks arising from related party transactions involving our company and for overseeing our company-wide Code of Business Ethics and overall compliance with legal and regulatory requirements.

■
Compensation Committee. The Compensation Committee monitors the risks associated with our compensation philosophy and programs to ensure that the company has a compensation structure that strikes an appropriate balance in motivating our senior executives to deliver long-term results for the company's stockholders, while simultaneously holding our senior leadership team accountable.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee oversees risks related to our governance structure and processes.

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Acquisition Committee. The Acquisition Committee oversees risks related to the execution of our acquisition strategy.

To navigate the evolving COVID-19 pandemic, we have assembled a cross-disciplinary crisis management team that includes all of our executive officers. This team oversees the management of COVID-19 risks to the health and safety of our employees, which is paramount, and to our business operations and financial condition. Board members receive frequent updates from the crisis management team at formal Board meetings and through informal direct participation in crisis management team meetings. Among other topics, these updates cover such matters as the measures we are taking to address the risk of transmission of COVID-19 among our employees and the wider communities in which we operate as well as communications with our employees, customers and other stakeholders to share information on our response to the pandemic.

In addition, the Board periodically holds special sessions to evaluate topical trends identified as significant risks or items of strategic interest, such as human resources management, information technology and cyber security. The Board is committed to ensuring that our company has the resources and infrastructure necessary to appropriately address all significant risks.

COMMITTEES OF THE BOARD AND COMMITTEE MEMBERSHIP

Our Board of Directors has established four separately designated standing committees to assist the Board in discharging its responsibilities: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, and the Acquisition Committee. Our Board of Directors may eliminate or create additional committees as it deems appropriate. Each of our Board committees have written charters that comply with applicable SEC rules and the NYSE Listed Company Manual. These charters are available at www.xpo.com. You may obtain a printed copy of any of these charters, without charge, by sending a request to: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

The Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee are composed entirely of independent directors within all applicable standards (as further discussed below). Our Board of Directors' general policy is to review and approve committee assignments annually. The Nominating and Corporate Governance Committee is responsible, after consultation with our chairman of the Board and consideration of appropriate member qualifications, to recommend to our Board of Directors all committee assignments, including designations of the chairmen. Each committee is authorized to retain, in each committee's sole authority, its own outside counsel and other advisors at the company's expense as it desires. Also, each committee may form and delegate authority to subcommittees when appropriate.

The following table sets forth the membership of each of our Board committees as of the Record Date. Mr. Jacobs and Mr. Aris Kekedjian do not serve on any Board committees.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Acquisition Committee

Gena L. Ashe	✓			✓
Marlene M. Colucci		✓		✓
AnnaMaria DeSalva			C
Michael G. Jesselson	✓	✓	✓
Adrian P. Kingshott		C		✓
Jason D. Papastavrou*	✓	✓	✓	C
Oren G. Shaffer*	C

C = Committee chairman	✓ = Committee member		* = Audit Committee Financial Expert

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A brief summary of the committees' responsibilities follows:

Audit Committee. Our Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to assist our Board of Directors in fulfilling its responsibilities in a number of areas, including, without limitation, oversight of: (i) our accounting and financial reporting processes, including our systems of internal controls and disclosure controls, (ii) the integrity of our financial statements, (iii) our compliance with legal and regulatory requirements, (iv) the qualifications and independence of our independent registered public accounting firm, (v) the performance of our independent registered public accounting firm and internal audit function and (vi) related party transactions. Each member of the Audit Committee satisfies all applicable independence standards, has not participated in the preparation of our financial statements at any time during the past three years, and is able to read and understand fundamental financial statements. From January 1, 2019 to March 13, 2019, the Audit Committee was comprised of the following three directors: Mr. Shaffer (chairman), Mr. Kingshott and Dr. Papastavrou. On March 13, 2019, Mr. Kingshott stepped down as a member of the Audit Committee and Ms. Ashe and Mr. Jesselson were appointed as members of the Audit Committee. The Audit Committee met eight times during 2019. Our Board of Directors has determined that Mr. Shaffer and Dr. Papastavrou each qualify as an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act.

Compensation Committee. The primary responsibilities of the Compensation Committee are, among other things: (i) to oversee the administration of our compensation programs, (ii) to review and approve the compensation of our executive management, (iii) to review company contributions to qualified and non-qualified plans, (iv) to prepare any report on executive compensation required by SEC rules and regulations, and (v) retain independent compensation consultants and oversee the work of such consultants. The Compensation Committee met eight times during 2019 and, in addition, acted once via unanimous written consent to deliberate on a range of matters relating to compensation, including:

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Certification of goal attainment for performance-based stock unit awards (PSUs)

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Director and executive compensation benchmarking, compared to market levels of pay

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Trends in executive pay practices and relevant developments within the regulatory landscape

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Executive compensation decision frameworks and strategies for cash and long-term incentive compensation

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Thresholds, targets and/or maximum values related to cash compensation

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Risk assessment of incentive compensation plans

■
Employee engagement survey outcomes and action plans

■
NEO performance evaluations with respect to financial and non-financial goals and expectations

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Approval of compensation decisions for directors and executive officers, including changes in cash incentives and equity awards for relevant executives

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Evaluation of share utilization (i.e., burn rate and dilution) in our employee equity plan

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Compliance with executive stock ownership guidelines

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Material changes in benefit plans across the company

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Cash bonus accruals for employees in XPO's annual incentive plan, based on financial performance of each business

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Participation in XPO's employee stock purchase program

■
Review and certification of compensation advisor independence

■
Inclusion of the compensation, discussion and analysis disclosure in the company's annual proxy statement

From January 1, 2019 to March 13, 2019, the Compensation Committee was comprised of the following three directors: Mr. Kingshott (chairman), Mr. Jesselson and Dr. Papastavrou. On March 13, 2019, Ms. Colucci was appointed as a member of the Compensation Committee. On April 17, 2020, Mr. Kingshott stepped down from the Compensation Committee and Dr. Papastavrou was appointed the chairman of the committee.

Nominating and Corporate Governance Committee. The primary responsibilities of the Nominating and Corporate Governance Committee are, among other things: (i) to identify individuals qualified to become Board members and recommend that our Board of Directors select such individuals to be presented for stockholder consideration at the annual meeting or to be appointed by the Board of Directors to fill a vacancy, (ii) to make recommendations to our Board of Directors concerning committee appointments, (iii) to develop, recommend to our Board of Directors and annually review the Guidelines and oversee corporate governance matters, and (iv) to oversee an annual evaluation of our Board of Directors and committees. During 2019, the Nominating and Corporate Governance Committee was comprised of the following three directors: Ms. DeSalva (chairman), Mr. Jesselson and Dr. Papastavrou. The Nominating and Corporate Governance Committee met three times during 2019.

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Acquisition Committee. The Acquisition Committee is responsible for reviewing and approving acquisition, divestiture and related transactions proposed by our management in which the total consideration to be paid or received by us, for any particular transaction, does not exceed the limits that may be established by our Board of Directors from time to time. From January 1, 2019 to March 13, 2019, the Acquisition Committee was comprised of the following three directors: Dr. Papastavrou (chairman), Ms. Ashe and Mr. Kingshott. On March 13, 2019, Ms. Colucci was appointed as a member of the Acquisition Committee. On April 17, 2020, Dr. Papastavrou stepped down from the Acquisition Committee and Mr. Kingshott was appointed the chairman of the committee. The Acquisition Committee did not meet during 2019.

DIRECTOR COMPENSATION

The following table sets forth information concerning the compensation of each person who served as a non-employee director of our company during 2019.

2019 Director Compensation Table(1)

Name	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards ($)	Total ($)

Gena L. Ashe(4)	$75,000	$187,305	—	$262,305
Marlene Colucci(5)	$67,292	$157,350	—	$224,642
AnnaMaria DeSalva(6)	$112,431	$187,305	—	$299,736
Michael G. Jesselson(7)	$100,000	$187,305	—	$287,305
Aris Kekedjian(8)	$17,292	$40,493	—	$57,785
Adrian P. Kingshott(9)	$90,000	$187,305	—	$277,305
Jason D. Papastavrou(10)	$90,000	$187,305	—	$277,305
Oren G. Shaffer(11)	$100,000	$187,305	—	$287,305

(1)
Compensation information for Mr. Jacobs, who is a NEO of our company, is disclosed in this Proxy Statement under the heading "Executive Compensation—Compensation Tables." Mr. Jacobs did not receive additional compensation for his service as a director.

(2)
The amounts reflected in this column represent the fees earned by the directors for their service during 2019. Because the fees are paid in arrears and fourth quarter payments are received during the following calendar year, fees earned more accurately represent the compensation received by our directors.

(3)
The amounts reflected in this column represent the grant date fair value of the awards made in 2019, as computed in accordance with Financial Accounting Standards Board Accounting Standards Codification 718 "Compensation—Stock Compensation" ("ASC 718"). For further discussion of the assumptions used in the calculation of the grant date fair value, please see "Notes to Consolidated Financial Statements—Note 15. Stock-Based Compensation" of our company's Annual Report on Form 10-K for the year ended December 31, 2019. The values reported in this column represent 3,249 restricted stock units ("RSUs") granted to each of the directors serving on January 2, 2019. Ms. Colucci, who became a director on February 7, 2019, received a prorated award of 2,637 RSUs on such date, and Mr. Kekedjian, who became a director on October 10, 2019, received a prorated award of 570 RSUs on such date. All of these awards vested on January 2, 2020. Each director serving on January 2, 2020 received an award of 2,392 RSUs on such date for service as a director in 2020; these awards shall vest on January 4, 2021 and are not reflected in the table above.

(4)
As of December 31, 2019, Ms. Ashe held 12,006 RSUs. Does not include €59,000 of fees paid to Ms. Ashe for her service as vice-chairman of the Supervisory Board of XPO Logistics S.A., our majority-owned subsidiary.

(5)
Ms. Colucci became a director on February 7, 2019 and received a prorated cash payment of $11,042 for her service during the first quarter of 2019. As of December 31, 2019, Ms. Colucci held 2,637 RSUs. As of the Record Date, Ms. Colucci beneficially owns a total of 2,637 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

(6)
Ms. DeSalva was appointed vice chairman of the board on February 7, 2019 and received a prorated cash payment of $3,681 for such service during the first quarter of 2019. As of December 31, 2019, Ms. DeSalva held 3,249 RSUs. As of the Record Date, Ms. DeSalva beneficially owns a total of 2,881 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

(7)
As of December 31, 2019, Mr. Jesselson held 24,000 stock options and 9,290 RSUs. As of the Record Date, Mr. Jesselson beneficially owns a total of 351,013 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

(8)
Mr. Kekedjian became a director on October 10, 2019 and received a prorated cash payment of $17,292 for his service during the fourth quarter of 2019. As of December 31, 2019, Mr. Kekedjian held 570 RSUs. As of the Record Date, Mr. Kekedjian beneficially owns a total of 570 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

(9)
As of December 31, 2019, Mr. Kingshott held 24,000 stock options and 20,048 RSUs. As of the Record Date, Mr. Kingshott beneficially owns a total of 137,262 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

(10)
As of December 31, 2019, Dr. Papastavrou held 24,000 stock options and 22,548 RSUs. As of the Record Date, Dr. Papastavrou beneficially owns a total of 246,137 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

(11)
As of December 31, 2019, Mr. Shaffer held 24,000 stock options and 25,048 RSUs. As of the Record Date, Mr. Shaffer beneficially owns a total of 70,048 shares of our common stock as disclosed in this proxy statement under the heading "Security Ownership of Certain Beneficial Owners and Management."

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The compensation of our directors is subject to the approval of our Board of Directors, which is based, in part, on the review and recommendation of the Compensation Committee. Directors who are employees of our company do not receive additional compensation for service as members of either our Board of Directors or its committees.

For service during calendar years 2017, 2018 and 2019, our non-employee directors received an annual cash retainer of $75,000, payable quarterly in arrears, and time-based RSUs ("Time-Based RSUs") worth $175,000. The annual grant of such Time-Based RSUs was made on the first business day of each year (the "RSU Grant Date") and the number of such units was determined by dividing $175,000 by the average of the closing prices of the company's common stock on the ten trading days immediately preceding the RSU Grant Date. The grant vested on the first anniversary of the RSU Grant Date. The lead independent director also received an additional $25,000 annual cash retainer, payable quarterly in arrears. Under the non-employee director annual compensation program, the chairmen of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Acquisition Committee each received an additional cash retainer of $25,000, $15,000, $15,000 and $15,000, respectively, payable quarterly in arrears. On February 7, 2019, the company's Board of Directors established the position of vice chairman of the Board, who received a prorated portion of an additional $25,000 annual cash retainer, payable quarterly in arrears.

On December 11, 2019, the Board of Directors, acting upon the recommendation of the Compensation Committee and in consultation with its independent compensation consultant, Semler Brossy Consulting Group, LLC ("Semler Brossy"), approved and adopted a revised non-employee director annual compensation program for the calendar year 2020 and subsequent years. Effective January 1, 2020, our non-employee directors receive an annual cash retainer of $80,000, payable quarterly in arrears, and time-based RSUs ("Time-Based RSUs") worth $190,000. The annual grant of such Time-Based RSUs is made on the first business day of each year (the "RSU Grant Date") and the number of such units is determined by dividing $190,000 by the average of the closing prices of the company's common stock on the ten trading days immediately preceding the RSU Grant Date. The grant vests on the first business day of the following calendar year. The vice chairman of the Board receives an additional $25,000 annual cash retainer, payable quarterly in arrears. The lead independent director also receives an additional $25,000 annual cash retainer, payable quarterly in arrears. The chairmen of our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Acquisition Committee each receive an additional cash retainer of $25,000, $20,000, $20,000 and $15,000, respectively, payable quarterly in arrears.

No other fees are paid to our directors for their attendance at or participation in meetings of our Board or its committees. We also reimburse our directors for expenses incurred in the performance of their duties, including reimbursement for air travel and hotel expenses.

In 2016, our Board adopted a stock ownership policy establishing guidelines and stock retention requirements that apply to our non-employee directors and executive officers. Non-employee directors are subject to a stock ownership guideline of six (6) times the annual cash retainer. To determine compliance with these guidelines, generally, common shares held directly or indirectly, and unvested restricted stock units subject solely to time-based vesting, count towards meeting the stock ownership guidelines. Stock options, whether vested or unvested, and equity-based awards subject to performance-based vesting conditions, are not counted towards meeting the stock ownership guidelines until they have settled or been exercised, as applicable. Until the guidelines are met, 70% of shares received upon settlement of equity-based awards are required to be retained by the director. Under the policy, a newly-appointed director is required to reach the required ownership level no later than three years from the date of his or her appointment. As of the Record Date, five of our non-employee directors were in compliance with our stock ownership policy. Ms. DeSalva, who joined the board in 2018, and Ms. Colucci, who joined the board in 2019, are expected to reach the ownership level by the third anniversary of their respective appointment dates.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

From January 1, 2019 to March 13, 2019, the Compensation Committee was comprised of the following three directors: Mr. Kingshott (chairman), Mr. Jesselson and Dr. Papastavrou. On March 13, 2019, Ms. Colucci was appointed as a member of the Compensation Committee. On April 17, 2020, Mr. Kingshott stepped down and Dr. Papastavrou replaced him as chairman of the Compensation Committee. None of the members of our Compensation Committee has been an officer or employee of our company. During 2019, there were no material transactions between the company and the members of the Compensation Committee, and none of our executive officers served as a member of the compensation committee, or the board of directors, of any entity that has one or more executive officers serving on our Compensation Committee or on our Board of Directors.

CORPORATE GOVERNANCE GUIDELINES AND CODE OF BUSINESS ETHICS

Our Board of Directors is committed to sound corporate governance principles and practices. Our Board adopted the Guidelines on January 16, 2012, and most recently adopted amendments to the Guidelines on February 7, 2019, to establish the position of vice chairman. The vice chairman of the Board provides support on key governance matters and stockholder engagement to the chairman, lead independent director and the Board.

The Guidelines serve as a framework within which our Board of Directors conducts its operations. Among other things, the Guidelines include criteria for determining the qualifications and independence of the members of our Board, requirements for the standing committees of our Board, responsibilities for members of our Board, and an annual evaluation of the

24	©2020 XPO Logistics, Inc.

effectiveness of our Board and its committees. The Nominating and Corporate Governance Committee is responsible for reviewing the Guidelines annually, or more frequently as appropriate, and recommending to our Board appropriate changes in light of applicable laws and regulations, the governance standards identified by leading governance authorities, and our company's evolving needs.

We have a Code of Business Ethics that applies to our directors and executive officers. This code is designed to deter wrongdoing, to promote the honest and ethical conduct of all employees and to promote compliance with applicable governmental laws, rules and regulations, as well as to provide clear channels for reporting concerns. The Code of Business Ethics constitutes a "code of ethics" as defined in Item 406(b) of Regulation S-K. We intend to satisfy the disclosure requirements under applicable SEC rules relating to amendments to the Code of Business Ethics or waivers from any provision thereof applicable to our principal executive officer, our principal financial officer and principal accounting officer by posting such information on our website pursuant to SEC rules.

The Guidelines and our Code of Business Ethics are available on our website at www.xpo.com. In addition, you may obtain a printed copy of these documents, without charge, by sending a request to: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

DIRECTOR INDEPENDENCE

Under the Guidelines, our Board of Directors is responsible for making independence determinations annually with the assistance of the Nominating and Corporate Governance Committee. Such independence determinations are made by reference to the independence standard under the Guidelines and the definition of "independent director" under Section 303A.02 of the NYSE Listed Company Manual. Our Board of Directors has affirmatively determined that each person who served as a director during any part of 2019, except Mr. Jacobs, our chairman of the Board and chief executive officer, satisfies the independence standards under the Guidelines and the NYSE Listed Company Manual.

In addition to the independence standards provided in the Guidelines, our Board of Directors has determined that each director who serves on our Audit Committee satisfies standards established by the SEC providing that, in order to qualify as "independent" for the purposes of membership on that committee, members of audit committees may not: (1) accept directly or indirectly any consulting, advisory or other compensatory fee from our company other than their director compensation, or (2) be an affiliated person of our company or any of its subsidiaries. Our Board of Directors has also determined that each member of the Compensation Committee satisfies the NYSE standards for independence of Compensation Committee members, which became effective on July 1, 2013. Additionally, our Board of Directors has determined that each member of the Nominating and Corporate Governance Committee satisfies the NYSE standards for independence. In making the independence determinations for each director, our Board of Directors and the Nominating and Corporate Governance Committee analyzed certain relationships of the directors that were not required to be disclosed pursuant to Item 404(a) of Regulation S-K. For Ms. Colucci, those relationships included ordinary course commercial transactions between our company and the entity for which Ms. Colucci serves as an executive. For Dr. Papastavrou, those relationships included ordinary course commercial transactions between our company and an entity for which Dr. Papastavrou is a director.

DIRECTOR SELECTION PROCESS

The Nominating and Corporate Governance Committee is responsible for recommending to our Board of Directors all nominees for election to the Board, including nominees for re-election to the Board, in each case, after consultation with the chairman of the Board and in accordance with our company's contractual obligations. Pursuant to the Investment Agreement, JPE has had and may in the future have the contractual right based on its securities ownership, as described above under "Directors," to designate for nomination by our Board of Directors a certain percentage of the members of our Board of Directors. Subject to the foregoing, in considering new nominees for election to our Board, the Nominating and Corporate Governance Committee considers, among other things, breadth of experience, financial expertise, wisdom, integrity, an ability to make independent analytical inquiries, an understanding of our company's business environment, knowledge and experience in such areas as technology and marketing, and other disciplines relevant to our company's businesses, the nominee's ownership interest in our company, and a willingness and ability to devote adequate time to Board duties, all in the context of the needs of the Board at that point in time and with the objective of ensuring diversity in the background, experience, and viewpoints of Board members. When searching for new directors, our Board endeavors to actively seek out highly qualified women and individuals from underrepresented minorities to include in the pool from which Board nominees are chosen. Our Board aims to create a team of directors with diverse experiences and perspectives to provide our complex, global company with thoughtful and engaged board oversight. The Nominating and Corporate Governance Committee assesses the effectiveness of its diversity efforts through periodic evaluations of the Board's composition.

Subject to the contractual rights granted to JPE pursuant to the Investment Agreement, the Nominating and Corporate Governance Committee may identify potential nominees for election to our Board of Directors from a variety of sources, including recommendations from current directors or management, recommendations from our stockholders or any other source the committee deems appropriate, including engaging a third party consulting firm to assist in identifying independent director nominees.

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Our Board of Directors will consider nominees submitted by our stockholders, subject to the same factors that are brought to bear when it considers nominees referred by other sources. Our stockholders can nominate candidates for election as directors by following the procedures set forth in our bylaws, which are summarized below. We did not receive any director nominees from our stockholders for the 2020 Annual Meeting.

Our bylaws require that a stockholder who wishes to nominate an individual for election as a director at our annual meeting must give us advance written notice. The notice must be delivered to or mailed and received by the secretary of our company not less than 90 days, and not more than 180 days, prior to the earlier of the date of the annual meeting and the first anniversary of the preceding year's annual meeting. As more specifically provided in our bylaws, any nomination must include: (i) the nominator's name and address and the number of shares of each class of our capital stock that the nominator owns, (ii) the name and address of any person with whom the nominator is acting in concert and the number of shares of each class of our capital stock that any such person owns, (iii) the information with respect to each such proposed director nominee that would be required to be provided in a proxy statement prepared in accordance with applicable SEC rules, and (iv) the consent of the proposed candidate to serve as a member of our Board.

Any stockholder who wishes to nominate a potential director candidate must follow the specific requirements set forth in our bylaws, a copy of which may be obtained by sending a request to: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

HUMAN RESOURCE MANAGEMENT

Our culture at XPO is about being safe, respectful, entrepreneurial, innovative and inclusive. In response to the evolving COVID-19 pandemic situation, XPO management, in coordination with and under the oversight of our Board of Directors, has moved quickly to deploy comprehensive operating protocols that prioritize employee safety while meeting the company's responsibilities as a designated provider of essential infrastructure services. Among the numerous protocols put in place:

■
XPO employees worldwide are working remotely if able to do so. For employees who need to work on site, the company follows the guidance of the World Health Organization (WHO), the US Centers for Disease Control (CDC) and its own health and safety protocols.

■
XPO has added Pandemic Paid Sick Leave to its US and Canadian benefits packages, giving affected full-time employees up to two work weeks (80 hours) of additional sick leave in addition to standard annual paid time off.

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XPO continues to cover the cost of COVID-19 testing and provide access to free tele-medicine through a virtual clinic with a 24/7 nurse hotline for medical concerns, for all medical plan participants. These free services complement the company's other US healthcare benefits.

■
Employees globally are guaranteed up to three days of 100% pay continuation if a facility is closed temporarily for deep cleaning. These paid days are in addition to XPO's Pandemic Paid Sick Leave and standard paid time off. Third-party specialists in COVID-19 deep cleaning ensure that each site is disinfected.

■
The company automatically grants workplace accommodations for pregnant employees under the terms of its progressive Pregnancy Care Policy and continues to make alternate work arrangements for employees when medically advisable.

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XPO has made free counseling sessions available to all US employees and their dependents during the crisis through its Employee Assistance Program (EAP). EAP formerly required that an employee be enrolled in an XPO healthcare plan to receive this mental health service.

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XPO has introduced online programs in seven languages to help employees manage change during the pandemic. These include video sessions on health and safety, stress management and working remotely, as well as information on special policies in effect.

■
Social distancing guidelines are in effect in all XPO workplaces. Where possible, sites have erected barriers between workstations and use demarcations on floors to limit contact between employees. Visitors are restricted from accessing XPO offices and field locations.

■
Employees must affirm their health status before beginning a shift, stay home if they are ill and be tested if they believe they have been exposed to COVID-19.

■
Site management, senior team members and human resources staff participate in meetings prior to the start of each shift to emphasize social distancing and the importance of leaving work immediately if feeling sick. These policies are reinforced by signs posted throughout the facilities.

■
XPO's drivers and transportation contractors perform no-contact deliveries whenever possible, using digital image verification as proof of delivery and managing capacity on the company's digital freight platform.

■
XPO has arranged for additional cleaning measures inside its workplaces and provides personal protective equipment (PPE) and sanitization supplies to employees, with procurement measures in place to monitor inventory levels.

26	©2020 XPO Logistics, Inc.

■
XPO has created a dedicated COVID-19 portal where employees can access safety information, company policies, preventative measures and benefits information online.

XPO management and the Board of Directors are committed to maintaining XPO's superior work environment. Our efforts in human resource management focus on enhancing the robust training of our workforce, improving management capabilities and harmonizing best practices across our global operations. Our management team and Board of Directors work together in a transparent manner, allowing for open communication, including with respect to human resource-related matters. Our directors have access to all information about our human resource management operations and plans, and our chief human resources officer is invited to attend and speak at the meetings of our Board of Directors when appropriate. Our directors also have opportunities to attend and participate in executive leadership meetings with our mid-level and senior-level operating executives. We aim to integrate our human resources functions with our operational objectives.

BOARD OVERSIGHT OF SUSTAINABILITY MATTERS

Our approach to sustainability—and all areas of our business—is one of purpose-driven progress rooted in innovation. We work to promote environmental, social and organizational sustainability through the decisions we make and our interactions with colleagues, customers, suppliers and other stakeholders.

We believe that sustainability is essential to our company's long-term viability. It is good business and the right thing to do. It fosters equitable workplaces for our employees, both now and in the future. It is also important to many of our stakeholders who want to do business with partners who participate in the transition to a low-carbon economy.

We are pleased to have published our 2019 Sustainability Report detailing our objectives and progress in the areas of environmental sustainability, social initiatives and governance performance. Our 2019 Sustainability Report is available at www.xpo.com.

Sustainability features prominently in the deliberations among our directors and informs their overall approach to risk oversight at the Company. In addition, members of the Board have reviewed the contents of our 2019 Sustainability Report and have provided feedback to the Company.

STOCKHOLDER COMMUNICATION WITH THE BOARD

Stockholders and parties interested in communicating with our Board of Directors, any Board committee, any individual director, including our lead independent director, or any group of directors (such as our independent directors) should send written correspondence to: Board of Directors c/o Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831. Please note that we will not forward communications to the Board that qualify as spam, junk mail, mass mailings, resumes or other forms of job inquiries, surveys, business solicitations or advertisements.

STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

Stockholder proposals intended to be presented at our 2021 annual meeting of stockholders must be received by our Secretary no later than December 21, 2020, to be considered for inclusion in our proxy materials, pursuant to Rule 14a-8 under the Exchange Act.

As more specifically provided for in our bylaws, no business may be brought before an annual meeting of our stockholders unless it is specified in the notice of the annual meeting or is otherwise brought before the annual meeting by or at the direction of our Board of Directors or by a stockholder entitled to vote and who has delivered proper notice to us not less than 90 days, and not more than 180 days, prior to the earlier of the date of the annual meeting and the first anniversary of the preceding year's annual meeting. Accordingly, assuming that our 2021 annual meeting of stockholders is held on or after May 14, 2021, for example, any stockholder proposal to be considered at the 2021 annual meeting, including nominations of persons for election to our Board of Directors, must be properly submitted to us not earlier than November 15, 2020, nor later than February 13, 2021.

Detailed information for submitting stockholder proposals or nominations of director candidates will be provided upon written request to: Secretary, XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

27	©2020 XPO Logistics, Inc.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Under its written charter, the Audit Committee of our Board of Directors is responsible for reviewing and approving or ratifying any transaction between our company and a related person (as defined in Item 404 of Regulation S-K) that is required to be disclosed under the rules and regulations of the SEC. Our management is responsible for bringing any such transaction to the attention of the Audit Committee. In approving or rejecting any such transaction, the Audit Committee considers the relevant facts and circumstances, including the material terms of the transaction, risks, benefits, costs, availability of other comparable services or products and, if applicable, the impact on a director's independence.

Since January 1, 2019, we have not been a participant in any transaction or series of similar transactions in which the amount exceeded or will exceed $120,000 and in which any current director, executive officer, holder of more than 5% of our capital stock, or any member of the immediate family of the foregoing, had or will have a material interest, except for the transactions previously disclosed in this Proxy Statement.

28	©2020 XPO Logistics, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our voting securities as of the Record Date by: (i) each person who is known by us, based solely on a review of public filings, to be the beneficial owner of more than 5% of any class of our outstanding voting securities, (ii) each director, (iii) each NEO, and (iv) all executive officers and directors as a group. None of the foregoing persons beneficially owned any shares of equity securities of our subsidiaries as of the Record Date.

Under applicable SEC rules, a person is deemed to be the "beneficial owner" of a voting security if such person has (or shares) either investment power or voting power over such security or has (or shares) the right to acquire such security within 60 days by any of a number of means, including upon the exercise of options or warrants or the conversion of convertible securities. A beneficial owner's percentage ownership is determined by assuming that options, warrants and convertible securities that are held by the beneficial owner, but not those held by any other person, and which are exercisable or convertible within 60 days, have been exercised or converted. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all voting securities shown as being owned by them. Unless otherwise indicated, the address of each beneficial owner in the table below is care of XPO Logistics, Inc., Five American Lane, Greenwich, Connecticut 06831.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage of Common Stock Outstanding(1)	Shares of Series A Preferred Stock Beneficially Owned(2)		Percentage of Series A Preferred Stock Outstanding

Beneficial Ownership of 5% or more:
Jacobs Private Equity, LLC	19,285,714	(3)	17.5%	67,500		94.9%
Orbis Investment Management Limited(4) Orbis House, 25 Front Street Hamilton Bermuda HM11	18,735,423		20.6%	—		—
BlackRock, Inc.(5) 55 East 52nd street New York, NY 10055	9,245,119		10.1%	—		—
The Spruce House Partnership LLC(6) 435 Hudson Street, 8th Floor, New York, NY 10014	9,090,601		10.0%	—		—
The Vanguard Group(7) 100 Vanguard Blvd., Malvern, PA 19355	8,536,007		9.4%	—		—
Directors:
Gena L. Ashe	12,006	(8)	*	—		—
Marlene M. Colucci	2,637		*	—		—
AnnaMaria DeSalva	6,130	(9)	*	—		—
Michael G. Jesselson	351,013	(10)	*	725	(11)	1.0%
Aris Kekedjian	570		*	—		—
Adrian P. Kingshott	137,262	(12)	*	300		*
Jason D. Papastavrou	246,137	(13)	*	650	(14)	*
Oren G. Shaffer	70,048	(15)	*	—		—
NEOs:
Bradley S. Jacobs+	19,799,601	(16)	17.9%	67,500		94.9%
Troy A. Cooper	178,396	(17)	*	—		—
Sarah J.S. Glickman	4,793	(18)	*	—		—
Mario A. Harik	220,163	(19)	*	—		—
David B. Wyshner	1	(20)	*	—		—
Current Directors and Executive Officers as a Group: (13 People)	21,028,758	(21)	18.9%	69,175		97.3%

*
Less than 1%

+
Director and Executive Officer

29	©2020 XPO Logistics, Inc.

(1)
For purposes of this column, the number of shares of the class outstanding reflects the sum of: (i) 91,105,728 shares of our common stock that were outstanding as of the Record Date, (ii) the number of shares of our common stock into which the outstanding shares of our preferred stock held by the relevant person, if any, were convertible on the Record Date, (iii) the number of shares of our common stock, if any, which the relevant person could acquire on exercise of options or warrants within 60 days of the Record Date, and (iv) the number of RSUs, if any, held by the relevant person that are or will become vested within 60 days of the Record Date.

(2)
Each share of our Series A Preferred Stock that was outstanding on the Record Date has an initial liquidation preference of $1,000 per share and is convertible into approximately 143 shares of our common stock at an effective conversion price of $7.00 per share of our common stock. Our Series A Preferred Stock votes together as a single class with our common stock on an as-converted basis, except with respect to certain matters that impact the rights of holders of our Series A Preferred Stock, in which case our Series A Preferred Stock votes separately as a single class. As of the Record Date, there were 71,110 shares of preferred stock outstanding.

(3)
Consists of 9,642,857 shares of our common stock issuable upon conversion of 67,500 shares of our Series A Preferred Stock, and 9,642,857 shares of our common stock issuable upon the exercise of 9,642,857 warrants at an exercise price of $7.00 per share of common stock. Mr. Jacobs has indirect beneficial ownership of the shares of our common stock and our Series A Preferred Stock beneficially owned by JPE as a result of being its managing member. In addition, Mr. Jacobs beneficially owns 263,887 shares of our common stock held directly following the vesting of equity incentive awards and 250,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date. See footnote(16) below.

(4)
Based on Amendment No. 7 to the Schedule 13G filed on February 18, 2020 by Orbis Investment Management Limited ("OIML"), Orbis Investment Management (U.S.), L.P. ("OIMUS") and Allan Gray Australia Pty Ltd ("AGAPL"), which reported that, as of December 31, 2019, OIML beneficially owned 18,570,951 shares of our common stock, OIMUS beneficially owned 156,137 shares of our common stock, and AGAPL beneficially owned 8,335 shares of our common stock. The group has sole voting and sole dispositive power over such shares of our common stock.

(5)
Based on Amendment No. 1 to the Schedule 13G filed on February 4, 2020 by BlackRock, Inc., which reported that, as of December 31, 2019, BlackRock, Inc. beneficially owned 9,245,119 shares of our common stock, with sole voting power over 8,623,015 shares of our common stock and sole dispositive power over 9,245,119 shares of our common stock.

(6)
Based on Form 4 filed on April 1, 2020 by The Spruce House Partnership LLC, (the "Aggregator"), its sole members being The Spruce House Partnership (AI) LP (f/k/a The Spruce House Partnership LP) and The Spruce House Partnership (QP) LP (collectively, the "Funds)", each a private investment fund managed by Spruce House Investment Management LLC (the "Investment Manager"). The reported shares of our common stock may be deemed to be beneficially owned by the Investment Manager, the general partner of the Funds, Spruce House Capital LLC (the "General Partner"), and by Zachary Sternberg and Benjamin Stein, managing members of the Investment Manager and the General Partner (the "Managing Members"). Each of the Funds, the Investment Manager, the General Partner and the Managing Members disclaim beneficial ownership of our common stock held by the Aggregator, except to the extent of his or its pecuniary interest therein. The Aggregator, the Funds, the Investment Manager, the General Partner and the Managing Members (collectively, the "Reporting Persons") affirmatively disclaim being a "group" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

(7)
Based on Amendment No. 5 to the Schedule 13G filed on February 12, 2020 by The Vanguard Group, which reported that, as of December 31, 2019, The Vanguard Group beneficially owned 8,536,007 shares of our common stock with sole voting power over 73,037 shares of our common stock, shared voting power over 28,243 shares of our common stock, sole dispositive power over 8,442,640 shares of our common stock and shared dispositive power over 93,367 shares of our common stock.

(8)
Consists of 12,006 RSUs that are or will become vested within 60 days of the Record Date.

(9)
Includes 3,249 RSUs that are or will become vested within 60 days of the Record Date.

(10)
Includes: (i) 15,000 shares of our common stock held in an individual retirement account of Michael G. Jesselson, (ii) 10,000 shares of our common stock owned by Mr. Jesselson's spouse, (iii) 12,000 shares of our common stock beneficially owned by the SJJ Irrevocable Trust, of which Mr. Jesselson is a trustee, (iv) 12,000 shares of our common stock beneficially owned by the RAJ Irrevocable Trust, of which Mr. Jesselson is a trustee, (v) 12,000 shares of our common stock beneficially owned by the JJJ Irrevocable Trust, of which Mr. Jesselson is a trustee, (vi) 10,000 shares of our common stock beneficially owned by Michael G. Jesselson and Linda Jesselson, Trustees UID 6/30/93 FBO Maya Ariel Ruth Jesselson, (vii) 103,570 shares of our common stock issuable upon conversion of 725 shares of our Series A Preferred Stock, which shares of our Series A Preferred Stock are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (viii) 103,572 shares of our common stock issuable upon the exercise of 103,572 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by the Michael G. Jesselson 12/18/80 Trust and the Michael G. Jesselson 4/8/71 Trust, of which trusts Mr. Jesselson is the beneficiary, (ix) 21,322 shares of our common stock issuable upon the exercise of 21,322 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by Michael G. Jesselson and Linda Jesselson, Trustees UID 6/30/93 FBO Maya Ariel Ruth Jesselson, (x) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (xi) 6,041 RSUs that are or will become vested within 60 days of the Record Date.

(11)
See clause (vii) of footnote(10).

(12)
Includes: (i) 42,857 shares of our common stock issuable upon conversion of 300 shares of our Series A Preferred Stock, (ii) 42,857 shares of our common stock issuable upon the exercise of 42,857 warrants at an exercise price of $7.00 per share of our common stock, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable on within 60 days of the Record Date, and (iv) 20,048 RSUs that are or will become vested within 60 days of the Record Date.

(13)
Includes: (i) 92,857 shares of our common stock issuable upon conversion of 650 shares of our Series A Preferred Stock, which shares of Series A Preferred Stock are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (ii) 92,857 shares of our common stock issuable upon the exercise of 92,857 warrants at an exercise price of $7.00 per share of our common stock, which warrants are beneficially owned by Springer Wealth Management LLC, of which Dr. Papastavrou is the owner of 100% of the equity securities, (iii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (iv) 19,299 RSUs that are or will become vested within 60 days of the Record Date.

(14)
See clause (i) of footnote(13).

(15)
Includes: (i) 8,500 shares of our common stock issuable upon the exercise of 8,500 warrants at an exercise price of $7.00 per share of common stock, (ii) 24,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (iii) 25,048 RSUs that are or will become vested within 60 days of the Record Date.

30	©2020 XPO Logistics, Inc.

(16)
Mr. Jacobs has indirect beneficial ownership of the shares of our common stock and our Series A Preferred Stock beneficially owned by JPE as a result of being its managing member. See footnote(3). Also includes 263,887 shares of our common stock held directly by Mr. Jacobs following the vesting of equity incentive awards and 250,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.

(17)
Includes: (i) 10,000 shares of our common stock issuable upon the exercise of 10,000 warrants at an exercise price of $7.00 per share of common stock, and (ii) 25,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.

(18)
Includes 2,842 RSUs that are or will become vested within 60 days of the Record Date.

(19)
Includes 135,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date.

(20)
Mr. Wyshner became the Chief Financial Officer of the company on March 2, 2020.

(21)
Includes: (i) 9,882,142 shares of our common stock issuable upon conversion of 69,175 shares of our preferred stock, (ii) 9,921,965 shares of our common stock issuable upon the exercise of 9,921,965 warrants at an exercise price of $7.00 per share of our common stock, (iii) 506,000 shares of our common stock issuable upon the exercise of options that are or will become exercisable within 60 days of the Record Date, and (iv) 88,533 RSUs that are or will become vested within 60 days of the Record Date.

31	©2020 XPO Logistics, Inc.

EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis describes XPO's executive compensation program for 2019. The Compensation Committee of our Board of Directors (the "Committee") oversees our executive compensation program and practices. In this section, we explain how and why the Committee made its 2019 compensation decisions for the following named executive officers ("NEOs"):

NEO	2019 ROLE
Bradley S. Jacobs	Chairman and Chief Executive Officer
Troy A. Cooper	President
Mario A. Harik	Chief Information Officer
Sarah J.S. Glickman	Acting Chief Financial Officer (served as Acting Chief Financial Officer until March 2, 2020)
Kenneth R. Wagers III	Chief Operating Officer and Interim President, Less-Than-Truckload — North America (served until March 11, 2019)

2019 COMPANY PERFORMANCE HIGHLIGHTS

Overview

In 2019, our NEOs navigated the company through a weaker backdrop for our industry, driving a 24% increase in GAAP diluted earnings per share from the prior year. This gain reflects a significant increase in operating income from $704 million in 2018, to $821 million in 2019, and accretion from approximately $1.9 billion of disciplined share repurchases.

Additional highlights for full-year 2019 include:

■
$4.03 of adjusted diluted EPS*, an increase of 26% over 2018;

■
$1.67 billion of adjusted EBITDA*, a company record;

■
$791 million of net cash provided by operating activities;

■
$628 million of free cash flow*;

■
$377 million in cash and over $700 million of availability under our asset-based lending ("ABL") facility;

■
Headcount of approximately 100,000 employees globally; and

■
An absolute five-year total stockholder return ("TSR") of 95% as of December 31, 2019, well above the corresponding TSRs of the S&P 400 MidCap (54%) and Dow Jones Transportation Average (28%).

Despite an industrial recession in the US, declining growth in Europe and our largest customer substantially downsizing its business portfolio with us starting in the first quarter of 2019, XPO's TSR for 2019 was 40%, reflecting our NEOs' exemplary leadership in the face of significant challenges. This capped a decade in which XPO was the 7th best-performing stock among Fortune 500 companies.

Our NEOs have complementary strengths specific to XPO's growth strategy and competitive positioning. Our company is a leading global provider of supply chain services with an integrated network of people, technology and physical assets. We have three main drivers of value creation: critical scale, including leading positions in key service lines; impactful technology, particularly as it relates to improving revenue and margins; and deep expertise that delivers benefits for our customers.

In August 2019, our NEOs led the successful launch of 10 company-specific profit improvement initiatives that, in aggregate, represent a total pool of $700 million to $1 billion of potential profit growth opportunity by 2022. The single most important driver of these initiatives is our technology. Our technology investment in 2019 was approximately $550 million, among the highest in the industry. We have the ability to deploy our proprietary technology across service lines within our business segments, and in some cases across segments, to realize widespread efficiencies in our operations. XPO Connect™, our digital freight marketplace, has automated shipper-carrier interactions across transportation modes, including our brokerage, intermodal, last mile and managed transportation services. WMx, our cutting-edge logistics platform, integrates advanced automation on the cloud, while our XPO Smart™ productivity tools have applications in both transportation and logistics.

Importantly, our NEOs and our Board are deeply committed to our culture, which emphasizes safety, innovation, inclusiveness, an entrepreneurial spirit and respect for our planet and for each other. In 2019, the first full year of our enhanced Pregnancy Care Policy, over 600 of our employees received 1,135 accommodations, including more than 34,000 hours of prenatal paid leave. In addition, over 1,200 US employees took advantage of our paid family bonding policy, and 1,555 member-practitioner interactions were arranged through the no-cost supplemental health services we introduced. These supplemental services are delivered via a virtual clinic and provider network that covers over 20 different specialties in healthcare and family planning.

*
See Annex A for reconciliation of this non-GAAP measure

32	©2020 XPO Logistics, Inc.

Due in large part to the leadership of our NEOs, XPO is in a strong position to explore every opportunity to maximize stockholder value. Our NEOs are managing the business efficiently and profitably, with a steadfast focus on results for XPO stakeholders. This is a major reason why nearly 70% of Fortune 100 companies used XPO for supply chain solutions in 2019.

Focus on Profit Growth and Prudent Capital Allocation

In 2019, the company delivered 26% year-over-year growth in adjusted diluted earnings per share* and 7% growth in adjusted EBITDA*. Free cash flow* generation performed in line with our 2019 financial plan, and exceeded the midpoint of our 2019 guidance range by $3 million. The company also executed a stock repurchase program from December 14, 2018 through December 31, 2019 that was accretive to adjusted EPS by $0.37 for 2019. Key financial data are summarized below (dollars in millions, except per-share data).

*  See Annex A for reconciliation of this non-GAAP measure

Delivering Significant Total Stockholder Return (TSR)

The primary focus of our company's leadership team is to deliver meaningful value to our stockholders and other stakeholders through the execution of our strategy. Our steadfast commitment to long-term value creation, operational excellence and disciplined capital allocation have resulted in consistent outperformance of our total stockholder return relative to comparative indices, as illustrated below.

Note: TSR calculations reflect the relevant trading price of XPO common stock and that of the relevant indices as of the last trading day of calendar years 2019, 2018, 2017, 2016, 2015 and 2014, as supplied by Research Data Group. The graph above is not the annual performance graph required by Item 201(e) of Regulation S-K; the required graph can be found in Part II,

33	©2020 XPO Logistics, Inc.

Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 10, 2020.

Our Commitment to Stockholder Value Creation and Alignment with Pay-for-Performance

On September 2, 2011, Bradley Jacobs began leading XPO as chief executive officer. Under Mr. Jacobs' strong leadership, for its first eight fiscal years combined (2012-2019), the company increased stockholder value by $7.2 billion, as represented by the change in XPO's equity market capitalization from December 31, 2011 through December 31, 2019. Mr. Jacobs' average annual realized pay from 2012 to 2019 was $9.9 million per year. Cumulatively, this equates to 1.1% of the total value created for stockholders during the eight-year period.

Realized pay represents the compensation actually received by our executives in a given year and is calculated as the sum of: (i) salary paid; (ii) bonus(es) related to the performance year; and (iii) the value of long-term incentive compensation that vested in the year, calculated based on the closing stock price on the date(s) the award(s) vested. No stock options were exercised during the period of 2012 to 2019; if stock options had been exercised, these amounts would have been included in realized pay calculations. The realized pay measure, utilized consistently, allows our stockholders to assess whether the actual value of the compensation received by our CEO and other executive officers is rightsized relative to stockholders' return on investment in the company over time.

The Committee's pay-for-performance philosophy has always focused on rewarding our executives for performance that creates substantial, long-term value for our stockholders. In determining the framework for performance-based awards, the Committee typically selects high-growth stretch goals for key operational indicators that extend beyond annual targets, and that vest on a long-term basis once the goals are entirely achieved. Our executives are not rewarded with a multiple of shares for exceeding targets, nor do they receive a threshold amount if they underdeliver. They also do not receive any portion of the award for meeting only some but not all goals required to earn the award. Instead, the amount of the award is typically representative of the hurdles inherent in achieving aspirational goals over a long period of time, and provides motivation for our executives to align their interests with the interests of our stockholders.

Over time, our financial and operational results have demonstrated the merits of this philosophy for our stakeholders. From 2012 to 2019, our leadership has consistently delivered on operational goals and strategic initiatives, resulting in growth of over $400 million of net income and close to $1.7 billion of adjusted EBITDA*. Moreover, our leadership has maintained a flexible and highly liquid balance sheet. We generated free cash flow* in excess of $600 million in each of 2018 and 2019. We ended 2019 with $377 million in cash and over $700 million of availability under our ABL facility. We have no significant debt maturities until 2022. Additionally, headcount has grown from approximately 200 employees as of December 31, 2011 to approximately 100,000 employees as of December 31, 2019, reflecting the significant surge of employment opportunities at XPO.

In further alignment with our stockholders, beneficial ownership as of the Record Date for Mr. Jacobs was 17.9%. In addition, as executive officers at XPO, Mr. Jacobs, Mr. Cooper and Mr. Harik have not sold any shares from vested equity and have not exercised any stock options. Furthermore, all vested awards for Mr. Jacobs, Mr. Cooper and Mr. Harik are subject to lock-up restrictions prohibiting the sale of shares or exercise of options until September 2, 2020.

* See Annex A for reconciliation of this non-GAAP measure

Note: Market capitalization calculations reflect the relevant trading price of XPO common stock as of the last trading day of the calendar years 2011 and 2019, as sourced from Bloomberg.

34	©2020 XPO Logistics, Inc.

2019 KEY EXECUTIVE COMPENSATION ACTIONS

The Committee met eight times during 2019 to discuss executive compensation and other items pursuant to its charter. In addition to the regular responsibilities of the Committee, all members of the Board were invited to attend internal quarterly operating review meetings with business unit management that included in-depth reviews of the company's financial results, as well as discussions about operational execution, sales, customer service, technology initiatives, process innovation, human capital management, safety, the market landscape and business growth trajectories. These meetings also included a review of key performance indicators tracking the company's achievement of financial and non-financial objectives for each business line. Multiple Committee members attended these three-day review sessions throughout the year in order to remain well informed of the company's financial and operational performance.

The Committee authorized several executive compensation actions in 2019, and in the early part of 2020, based upon: (i) evaluation of the company's progress towards the business unit operational and financial goals for each quarter and the full-year 2019; (ii) assessment of the company's long-term organic and inorganic growth outlook and stockholder value creation opportunities; (iii) review of competitive rates of pay for executives; and (iv) the Committee's specified responsibilities, pursuant to its charter. In summary, the highlights of the key decisions made by the Committee in 2019 and 2020 to date are as follows:

February 2019

■

Certified the attainment of the $5.38 adjusted cash flow per share goal relating to the third tranche of the February 2016 award of phantom stock (i.e.,  cash-settled) for Mr. Jacobs, Mr. Cooper and Mr. Harik. While the performance goal was meaningfully exceeded, this third tranche paid out at target as there is no additional upside for exceeding the target.

June 2019

■

Awarded performance stock units (PSUs) that can be earned only upon achievement of adjusted EPS and relative TSR goals that cliff vest over a performance period of six years, with intentionally challenging growth targets that are attainable with particularly strong performance. The award is earned by achieving two targets by year-end 2024: (i) exceeding the S&P Transportation Select Industry Index by 34% (CAGR of 500 bps), and (ii) achieving adjusted earnings per share of $9.08 (CAGR of 19% relative to 2018 adjusted EPS).

■

As with all prior PSUs, the June 2019 award:

o

Uses a "hit or miss" construct that keeps executives focused on the company's comprehensive strategy for value creation: both performance goals must be achieved for the PSUs to be earned; if either one or both goals are not attained by December 31, 2024, the entire award (100% of PSUs) is forfeited; and

o

Has no threshold level of payment for below-target performance and no additional upside for exceeding the targets.

■

Increased annual base salary amounts for Mr. Jacobs, Mr. Cooper and Mr. Harik, and raised bonus target percentages for Mr. Jacobs, Mr. Cooper, Mr. Harik and Ms. Glickman, to align their cash compensation with competitive levels in the market for companies of similar revenue scale. Prior to the 2019 increases, Mr. Jacobs, Mr. Cooper and Mr. Harik had not received annual salary or target bonus increases since the inception of their employment agreements in February 2016.

February 2020

■

Certified the attainment of the $6.39 adjusted cash flow per share goal relating to the fourth and final tranche of the February 2016 award of phantom stock for Mr. Jacobs, Mr. Cooper and Mr. Harik. While the performance goal was meaningfully exceeded, this fourth tranche paid out at target as there is no additional upside for exceeding the target.

March 2020

■

Determined that no short-term cash incentive ("STI") would be paid to any of the NEOs for performance year 2019 in light of the Committee's evaluation of the total reward amounts already granted or earned for the year, which included consideration of:

o

The PSU awards previously granted in June 2019;

o

The meaningful amount realized from the final tranche of the February 2016 award of phantom stock that settled in February 2020 (for Mr. Jacobs, Mr. Cooper and Mr. Harik);

o

The additional income generated (relative to the prior year) from an increase in base salary, effective June 2019, for Mr. Jacobs, Mr. Cooper and Mr. Harik; and

o

The below-target average bonus payout for XPO corporate employees, due to the miss on adjusted EBITDA versus the mid-year revised guidance and financial plan. While our NEOs are part of the overall corporate employee bonus pool with respect to STI payouts, the Committee felt that with the factors above taken into account, no additional short-term payout consideration was warranted for our top executives.

Taken together, these actions demonstrate the Committee's focus on rewarding our executives for delivering long-term performance that creates substantial appreciation in value for our stockholders. Moreover, 100% of long-term incentive compensation for Mr. Jacobs, Mr. Cooper and Mr. Harik over the past two years has been awarded in the form of PSUs with high-growth stretch goals, and all equity-based compensation for Mr. Jacobs, Mr. Cooper and Mr. Harik is restricted from sale

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until September 2, 2020. This alignment of management's objectives with our stockholders' interests is critically important. The Committee believes that forward-looking compensation incentives are instrumental in motivating executives to balance short-term and long-term initiatives for competitive differentiation, market share gains, and revenue and margin expansion.

NEO Transitions

The company completed three executive officer transitions in 2019 and early 2020:

■
Kenneth Wagers' employment was terminated effective March 11, 2019 and the chief operating officer role was eliminated, as discussed in detail in last year's proxy statement.

■
David Wyshner was hired as chief financial officer on March 2, 2020, from Wyndham Hotels & Resorts, Inc.

■
Sarah Glickman stepped down from her position as acting chief financial officer on March 2, 2020, to assume the role of senior vice president, corporate finance and transformation.

Result of Stockholder Advisory Vote and Stockholder Outreach

We believe that strong corporate governance should include year-round engagement with stockholders, and we recognize the value of engaging in constructive dialogue with stockholders on business strategy, corporate governance, our executive compensation program, sustainability reporting initiatives and other critical matters. This allows us to better understand stockholders' views and interests, solicit their feedback and share our perspective on these important subjects.

In addition to our formal outreach related to the stockholder advisory vote on compensation, our investor relations team and chief strategy officer engage extensively with our stockholders throughout the year; often together with our CEO. This engagement includes regular dialogue immediately following our quarterly earnings calls, participation at investor conferences and other channels of communication.

With respect to executive compensation and governance, the stockholder advisory vote we conduct on an annual basis places a significant emphasis on garnering feedback from our key stockholders. While the vote is not binding on the company, its Board or the Committee, we believe that it is important for our stockholders to express their opinions by voting on our executive compensation structure and planned actions each year, which are disclosed in our proxy statement.

At the 2019 annual meeting, 67.1% of the votes cast on our advisory vote on executive compensation were in favor of our NEO compensation program. We were disappointed by the percentage of negative votes, even though the advisory vote obtained majority support. The Committee's goal is to continue to make responsive changes to our executive compensation programs and proxy disclosures on executive pay, while maintaining the emphasis on performance-based compensation opportunities that align with high growth and returns.

During our last set of engagement sessions in 2019, we proactively reached out to institutional investors representing approximately 20% of our common stock, ultimately engaging in dialogue with stockholders representing 15% of our common stock. Our Board's vice chairman was present for the majority of these conversations.

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The table below provides an overview of the key feedback received from our stockholders relevant to our executive compensation program, as well as the actions we took in response. Feedback received from stockholders is shared with the Committee and serves as input in its decision-making process.

Feedback	Committee Actions

■

Stockholders appreciated the increased disclosure provided on the Committee's compensation decision-making process and choice of metrics, and our general engagement and responsiveness to stockholder feedback in the past year.

■

Over the past several years, we have enhanced our CD&A disclosure to explain, in further detail, the Committee's decision-making process for performance award constructs and performance metrics. For 2020, we have continued to include incremental disclosures focused specifically on explaining the Committee's rationale with respect to the timing of each of our recent equity award grants for NEOs.

■

Stockholders inquired about the performance goals and metrics considered for both long-term and short-term incentive compensation, with a focus on the ambitious high-growth goals underlying the August 2018 PSU award.

■

The Committee created a revised PSU award construct in June 2019 in response to stockholder commentary that the August 2018 PSU award goal might not be attainable (and, therefore, not meaningful to executives) based on existing market conditions. This followed an ongoing industrial recession in the US and declining growth in Europe during 2019, as well as the loss of a substantial part of the business of our largest customer.

■

The new June 2019 PSU award was predicated on the latest company financial plans, which reflected continued weakness in our markets and the decision of our largest customer to downsize its business portfolio with XPO starting in the first quarter of 2019.

■ Stockholders suggested introducing a relative performance measure.

■

The June 2019 PSU award includes a relative market-based measure in the underlying performance goals. A detailed discussion of the June 2019 grant can be found under the heading "June 2019 High-Growth Incentive Award: Cliff 2019-2024 PSUs."

■ Stockholders requested greater clarity on the timing and cadence of grants of long-term awards, which are more periodic and irregular in comparison to conventional practices for public companies.

■

A new section entitled "Execution of XPO Company Strategy — Effect on Timing of Grants of Equity Awards", added below, details the Committee's perspective that incentive compensation reviews and grants of equity-based compensation should be considered at critical inflection points in the execution of the company's strategy and performance, rather than on a regular, pre-defined basis.

In addition to executive compensation, our discussions with stockholders covered XPO's business strategy, capital allocation priorities — such as our share repurchase program initiated in late 2018 — and the Board's role in overseeing the execution of company strategy. We also discussed governance topics, including our Board structure and, specifically, the Board's rationale for creating the lead independent director and vice chairman roles. Stockholders appreciated the Board's focus on diversity and discussed our proactive policy of Board refreshment. Finally, sustainability was another area of focus, with stockholders expressing appreciation for the release of XPO's inaugural Sustainability Report, highlighting its comprehensive overview of XPO's safety culture and agility in evolving benefits programs and workplace policies to meet employees' needs and sharing suggestions for its further development in future.

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Execution of XPO Company Strategy — Effect on Timing of Grants of Equity Awards

The timing of grants of equity awards to our executive officers is not determined annually or on a predefined basis. Rather, the Committee considers such grants at critical inflection points in the execution of the company's strategy; this affords the Committee year-to-year flexibility in motivating our NEOs to achieve strategic priorities, as summarized below.

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OUR COMPENSATION PHILOSOPHY AND EXECUTIVE COMPENSATION PROGRAM OBJECTIVES

XPO's executive compensation philosophy is founded on the following core objectives:

■
Attract high-impact, results-oriented executives in a competitive job market, who will contribute to XPO's goal of maximizing stockholder value.

■
Maintain executive focus on the company's top priorities of profitable growth, innovation, operational excellence, customer satisfaction and employee safety and engagement.

■
Ensure that each executive receives total compensation that encourages his or her long-term retention in a competitive job market.

■
Reward exceptional levels of performance with commensurate levels of compensation.

■
Align the interests of our executives with those of our stockholders by emphasizing high growth and high returns in our long-term, performance-based incentives.

OUR EXECUTIVE COMPENSATION GOVERNANCE FRAMEWORK

The company has adopted a compensation governance framework that includes the components described below, each of which the Committee believes reinforces the company's executive compensation philosophy and objectives.

WHAT WE DO	WHAT WE DON'T DO

Significant emphasis on variable compensation. Our executive compensation program is heavily weighted toward variable compensation, including long-term incentives that are primarily performance-based, and annual short-term cash incentives. This allows the Committee to closely align total compensation values with both company and individual performance on an annual and long-term basis.	No exceptional perquisites. Our NEOs have no guaranteed bonuses, relocation benefits or supplemental pension or retirement savings beyond what is provided broadly to all XPO employees. In addition, our NEOs have no perquisites such as personal use of company aircraft, executive health services, club memberships, stipends or financial planning services.

Substantial portion of compensation subject to creation of stockholder value. Performance-based awards are, and have been, subject to meaningful stock price and/or earnings-related performance goals measured over service-based vesting periods. All outstanding equity awards for Mr. Jacobs, Mr. Cooper and Mr. Harik are performance-based. The Committee also continually reviews the full portfolio of XPO stockholdings for each NEO to ensure there is a sufficient amount of compensation at risk and aligned with stockholder returns and value creation, while sustaining the NEO's focus on the company's strategic objectives.	No pledging or hedging of company stock. Under our insider trading policy, our company's directors and executive officers, including the NEOs, are prohibited from pledging or holding company securities in a margin account without preclearance. In addition, such persons are prohibited from engaging in hedging transactions without preclearance, such as prepaid variable forwards, equity swaps, collars and exchange funds or any other transactions that are designed to or have the effect of hedging or offsetting any decrease in the market value of company equity securities.

Stock ownership policies. The Board has adopted stock ownership guidelines and stock retention requirements that encourage the strong ownership mindset that exists among our executives.	No guaranteed annual salary increases or bonuses. Salary increases are not guaranteed annually and are benchmarked against market data. We do not guarantee bonus payouts.

Lock-up restrictions on equity awards. Lock-up restrictions generally prohibit the sale, for a specified period of time, of any shares of our common stock delivered pursuant to equity awards granted to NEOs by our company.	No stock option repricing or discounted exercise price. Our company's equity incentive plan does not permit either stock option repricing without stockholder approval or stock option awards with an exercise price below fair market value.

Clawback policy. Our NEOs are subject to clawback restrictions with respect to long-term and annual short-term incentive compensation.	No golden parachute excise tax gross-ups. XPO does not provide golden parachute excise tax gross-ups.

Restrictive covenants. Our NEOs are subject to comprehensive non-competition and other restrictive covenants.	No consultant conflicts. The Committee retains an independent compensation consultant who performs services only for the Committee, as described in more detail below under the heading "Role of the Committee's Independent Compensation Consultant."

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Stock Ownership Policies

We believe that executive equity ownership in the company mitigates a number of risks, including risks related to executive retention and undue risk-taking.

Equity-based awards granted to our NEOs are generally subject to lock-up restrictions, as described in more detail below under the heading "Lock-up Restrictions on Equity Awards." We believe that the combination of executive stock ownership policies and lock-up restrictions is a highly effective way to create meaningful and enduring stock ownership levels.

Guidelines

Stock ownership guidelines are expressed as a multiple of each NEO's annual base salary:

■
CEO: 6x annual base salary

■
Other NEOs: 3x annual base salary

Compliance with our stock ownership guidelines is generally determined using the aggregate count of shares of common stock held directly or indirectly by the NEO, plus unvested restricted stock units ("RSUs") subject solely to time-based vesting. Stock options, whether vested or unvested, and equity-based awards subject to performance-based vesting conditions, are not counted toward meeting the stock ownership guidelines until they have settled or been exercised, as applicable.

Until the stock ownership guidelines are met, an executive is required to retain 70% of the net shares (after tax withholding) received upon settlement of equity-based awards. A newly appointed executive is required to reach his or her stock ownership guideline no later than three years from the date of appointment.

As of the Record Date, Mr. Jacobs, Mr. Cooper and Mr. Harik were in compliance with our stock ownership guidelines and, in particular, Mr. Jacobs exceeded the guidelines by a significant degree: his ownership as a multiple of salary was equal to 1,037. Ownership as a multiple of salary for Mr. Cooper and Mr. Harik as of the Record Date was 13 and 10, respectively. During her service as acting chief financial officer, Ms. Glickman was required to meet the guidelines no later than August 2021, three years from her appointment as acting chief financial officer. Since Ms. Glickman's transition to the role of senior vice president, corporate finance and transformation on March 2, 2020, she is no longer required to meet the guidelines.

Lock-up Restrictions on Equity Awards
■
As of the Record Date, Mr. Jacobs, Mr. Cooper and Mr. Harik collectively hold approximately 465,000 shares of common stock issued as a result of the vesting of restricted stock awards, subject to lock-up restrictions through September 2, 2020.

■
Mr. Jacobs, Mr. Cooper and Mr. Harik also collectively hold 410,000 fully vested stock options. Shares to be issued upon the exercise of such options are also subject to lock-up restrictions through September 2, 2020.

■
The lock-up restrictions for Mr. Jacobs have been in place since 2011, and for Mr. Cooper and Mr. Harik since 2014. As executive officers at XPO, Mr. Jacobs, Mr. Cooper and Mr. Harik have not sold shares from vested equity and have not exercised stock options.

■
Shares to be issued to Ms. Glickman upon the vesting of her August 2018 PSU award, granted in recognition of her taking on the acting chief financial officer role, are subject to a lock-up of 90 days following vesting.

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Clawback Policy

Our NEOs are subject to clawback restrictions with respect to long-term and annual short-term incentive compensation. The Committee is focused on mitigating risk associated with the company's compensation program for NEOs and believes that clawback provisions are an important tool to achieve this.

Long-term incentive compensation

The NEO employment agreements include a clawback provision under which the NEO may be required, upon certain triggering events, to repay all or a portion of long-term incentive compensation that was previously paid (including proceeds from previously-exercised and vested equity-based awards) and to forfeit unvested equity-based awards during the term of the employment agreements. These clawback provisions are generally triggered if any of the following conditions apply — the NEO:

■
Has engaged in fraud or other willful misconduct that contributes materially to any significant financial restatements or material loss to our company or any of our affiliates;

■
Is terminated for cause, as defined in the employment agreement; or

■
Breaches the restrictive covenants that are applicable under the employment agreement.

Annual short-term incentive compensation

In addition, if a NEO has engaged in fraud or other willful misconduct that contributes materially to any financial restatements or material loss to the company or any of its affiliates, the company may require repayment by the NEO of any cash bonus or annual bonus previously paid (net of any taxes paid by the NEO on such bonus), and/or may cancel any earned but unpaid cash bonus or annual bonus, and/or adjust the NEO's future compensation in order to recover an appropriate amount with respect to the restated financial results or the material loss.

Additional provision

To the extent that the rules adopted by the SEC under the Dodd-Frank Wall Street Reform and Consumer Protection Act are broader than the clawback provisions contained in our NEO employment agreements, and to the extent the company is required to implement a clawback policy pursuant to applicable law, the NEOs will each be subject to additional clawback provisions pursuant to such rules as described under the heading "Employment Agreements with NEOs–Clawbacks."

Compensation Structure

The general arrangement for NEO compensation at our company includes: (i) fixed base salaries; and (ii) variable incentive compensation consisting of annual cash incentives and equity awards that emphasize pay-for-performance and, in the case of equity-based awards, achievement of long-term performance goals.

The Committee chooses to weight the pay mix of our NEO compensation heavily toward variable incentive compensation, delivered primarily in the form of long-term equity awards. The Committee believes that this variability provides greater latitude in contemplating all relevant circumstances when making total reward determinations for each NEO, including: the Committee's assessment of individual responsibilities and contributions to corporate performance, the company's trend on total stockholder return, overall company success in achieving strategic goals, the company's position relative to market levels of pay, and the amount of realized and realizable pay in each NEO's compensation profile.

Role of the Committee

The Committee is responsible for approving our compensation practices and overseeing our executive compensation program in a manner consistent with our compensation philosophy. The Committee is tasked with: (i) reviewing the annual and long-term performance goals for our NEOs; (ii) approving awards under incentive compensation and equity-based plans; and (iii) approving all other compensation and benefits for our NEOs. The Committee acts independently but works closely with the full Board and executive management in making many of its decisions. To assist it in discharging its responsibilities, the Committee has retained the services of an independent compensation consultant, Semler Brossy, as discussed below.

Role of Management

Executive management provides input to the Committee, including with respect to the Committee's evaluation of executive compensation practices. In particular, our chief executive officer, Mr. Jacobs, provides recommendations for proposed compensation actions with respect to our executive team, but not with respect to his own compensation. The Committee carefully and independently reviews the recommendations of management without members of management present and consults its independent advisor, Semler Brossy, before making final determinations. We believe this process ensures that our executive compensation program effectively aligns with XPO's compensation philosophy and stockholder interests.

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Role of the Committee's Independent Compensation Consultant

The Committee directly retained Semler Brossy as its independent advisor for compensation and governance matters during 2019. Semler Brossy supported the Committee with respect to NEO compensation by: (i) reviewing 2019 compensation packages and long-term incentive awards for NEOs and other senior officers; (ii) providing analysis and guidance regarding the CEO's pay level relative to performance; (iii) reviewing this Compensation Discussion and Analysis and the related tables and narratives; (iv) assessing the risks associated with the company's overall compensation policies and practices; (v) monitoring trends and evolving market practices in executive compensation; and (vi) providing general advice and support to the Committee and Committee chairman. Semler Brossy does not provide any other services to the company.

As part of the Committee's annual performance evaluation of its independent compensation consultant, the Committee considered Semler Brossy's independence in light of applicable SEC rules and NYSE listing standards. After taking into account the absence of any Semler Brossy relationships with management and members of the Committee, Semler Brossy's internal policies and other information provided to the Committee, the Committee determined that Semler Brossy's work did not raise any conflicts of interest that would prevent it from serving as an independent compensation consultant to the Committee.

THE COMMITTEE'S COMPENSATION DECISION-MAKING PROCESS

The Committee believes that its holistic approach to evaluating individual and company performance results in greater alignment with stockholder interests than do overly formulaic programs, which may skew incentives. The decision-making process incorporates an element of discretion, allowing the Committee to utilize a balanced, multi-dimensional approach to NEO compensation that includes a review of performance against goals set at the beginning of the year, as described below.

NEO Compensation-Setting Process

The Committee resets the stage for compensation determinations annually by evaluating its decision framework for executives at the beginning of each year. This includes determining the maximum short-term incentive payout for that year and the gating threshold for eligibility. The minimum short-term incentive payout is always zero, as the Committee can exercise discretion in its decision-making process to nullify incentives. For 2019, the short-term incentive maximum payout was set at 200% of target, and the gating threshold for eligibility was 90% of the company's 2019 adjusted EBITDA forecast. The Committee utilizes this decision-making framework when determining both short-term and long-term incentives throughout the year, bolstered by the in-depth evaluations described under the heading "Key Factors Considered in Determining Executive Compensation".

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KEY FACTORS CONSIDERED IN DETERMINING EXECUTIVE COMPENSATION

1 The company's financial results relative to publicly disclosed targets for 2019

- As part of the company's budget and forecast processes for 2019, our senior executives established goals for several key measures, which were reviewed with the Board (namely, the first three key measures in the chart below). Performance against these measures is considered by the Committee when determining annual incentives for the NEOs. In addition, TSR performance, both in absolute and relative terms, is a significant factor in the Committee's decision-making process.
- Overall, under the skilled leadership of our NEOs, XPO generated positive results in 2019 based on multiple financial measures, while underperforming on adjusted EBITDA relative to the increased target communicated to our investors in mid-year 2019. The weaker macro environment for the transportation industry in the latter half of 2019 weighed on the timing of our growth prospects. Despite the macro backdrop, XPO's performance exceeded that of many of our core transportation industry competitors based on multiple operational and financial indicators, and the company achieved full-year adjusted EBITDA within the original target range set at the beginning of 2019.

PRIMARY FINANCIAL MEASURES UNDERSCORING COMMITTEE ASSESSMENT

Key Measures	2019 Targets		2019 Achievements
Adjusted EBITDA*	Range of $1.675–1.725 billion *(adjusted mid-year from lower range of $1.650–1.725 billion)*	✗	$1.668 billion (+7% year-over-year)
Organic Revenue Growth*	Expectation of 0% up to 1.0% vs. 2018	✓	Up 0.1% year-over-year
Free Cash Flow*	Range of $575–675 million	✓	$628 million
Annual TSR	Expectation of alignment with relevant indices	✓	XPO: 40% Dow Jones US Transportation Average: 21% S&P 400 MidCap: 26%

** See Annex A for reconciliations of adjusted EBITDA, organic revenue growth and free cash flow, all of which are non-GAAP measures*

- Additionally, the Committee certified that the goal associated with the previously awarded PSUs granted in February 2016 to Mr. Jacobs, Mr. Cooper and Mr. Harik had been met. The fourth and final tranche of these awards settled in February 2020 based on surpassing the goal of $6.39 of adjusted cash flow per share associated with the 2019 performance year.

2 The current value of realized and future realizable payouts of previously awarded stock compensation

- Stock-based compensation represents a significant portion of the total realizable pay for our NEOs and, as a result, the Committee evaluated the current value of XPO stockholdings for each NEO to determine the appropriate balance between short-term cash incentives and long-term equity, and to assess whether there is sufficient compensation that is at risk of forfeiture and value fluctuation based on the company's performance.
- For Mr. Jacobs, Mr. Cooper and Mr. Harik, the Committee focused on the current value of the PSUs granted in February 2016 held by each executive, as the fourth and final tranche was due to settle in February 2020 (Ms. Glickman did not receive this award, as she was not in her respective role at XPO in 2016).
- Over the course of 2019, the XPO stock portfolio of our NEOs experienced significant appreciation, in line with the TSR experience of all XPO stockholders.

3 Analysis of total reward levels for our NEO roles, relative to our core peer group and the general industry

- The Committee, with input from management and Semler Brossy, established the peer group used in evaluating executive compensation to ensure the selected companies reflect certain characteristics comparable to XPO. The companies comprising the 2019 peer group represent most of our US-based publicly traded competitors in the transportation and logistics industry that have annual revenue greater than 25% of XPO's revenue and, in the Committee's view, can reasonably be considered peers of XPO for this analysis.
- We consider the structure of our peers' pay programs; however, the Committee does not target a specific percentile positioning for XPO relative to the peer group. In addition, the Committee does not target a specific mix between cash and equity or short-term and long-term compensation relative to the mix used by peer group companies. The peer group for 2019 consisted of the following companies:

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PEER	TICKER	2019 FULL-YEAR REVENUE ($ in millions)
United Parcel Service, Inc.	UPS	$74,094
FedEx Corp.	FDX	$69,693
Union Pacific Corp.	UNP	$21,708
C.H. Robinson Worldwide, Inc.	CHRW	$15,310
CSX Corp.	CSX	$11,937
Norfolk Southern Corp.	NSC	$11,296
J.B. Hunt Transport Services, Inc.	JBHT	$9,165
Ryder Systems, Inc.	R	$8,926
Expeditors International of Washington, Inc.	EXPD	$8,175
YRC Worldwide, Inc.	YRCW	$4,871
Knight-Swift Transportation	KNX	$4,844
XPO Logistics, Inc.	**XPO**	**$16,648**
Percent Rank		**72%**

- Semler Brossy analyzed competitive pay levels of comparable NEOs at the peer companies using the most recent annual proxy statement disclosures. As a supplement to this data, XPO management provided a competitive market analysis retrieved from general industry executive compensation disclosures and survey results, which offered insights into the lower quartile, median and upper quartile of all compensation components for executive positions spanning over 40 companies, ranging from $15 billion to $20 billion in annual revenue.
- Given the significant number of senior executives hired into our company from outside the transportation and logistics industry, management felt that comparing our NEOs to the NEOs of companies of similar revenue size in other industries would supplement peer market data by providing a more comprehensive and multi-dimensional view of the market landscape.
- The analysis across these two data sets was reviewed by the Committee during its 2019 decision-making process, resulting in a resetting of target cash compensation levels for our NEOs and providing an anchor point for calibrating the amount of future-oriented long-term incentive compensation to be awarded.
- Typically, for awards that vest over a long-term period (four years and beyond) with intentionally challenging targets, the Committee considers applying a multiple of the market-comparative amount for each NEO to keep our NEOs motivated to execute our long-term priorities. This is intended to: (i) calibrate equity award opportunities for our NEOs with market levels, while considering our practice of granting awards that span long-tailed performance periods without overlapping payouts; and (ii) align the awards directly with stockholder interests as we approach attainment of those high-growth goals over the course of the vesting schedule.

4 Continuing NEOs' individual performance and contributions to the company throughout 2019

- The Committee, with respect to the CEO, and the CEO with respect to the other NEOs, evaluate the individual accomplishments and contributions of each continuing NEO (Mr. Jacobs, Mr. Cooper, Mr. Harik, Ms. Glickman) who was employed as of December 31, 2019, as described in the detailed assessments provided below.
- In determining the 2019 total reward for each continuing NEO, the Committee's goal was to make a balanced assessment of the accomplishments and the challenges faced, in addition to considering the size and scope of the NEO's role and his or her degree of involvement in driving operational and financial outcomes for certain business units and/or for the company as a whole.
- For 2019, the Committee determined that our company either accomplished or exceeded some of its key financial and strategic objectives for the year, while falling short on others.
- Ultimately, while each of the continuing NEOs was determined to have contributed meaningfully to the company's significant financial achievements—particularly in the context of a challenging market environment for the industry—the company did not fully meet the 2019 adjusted EBITDA target that was reset in mid-year 2019, and which was the basis upon which bonuses were determined for all corporate employees (consequently, the aggregate corporate bonus payout related to 2019 was below target).
- When weighing this against all other compensation actions taken for 2019 and early 2020, such as the June 2019 grant of PSUs, the increased annual base salary rates effective in June 2019 and the realized cash payment in February 2020 from the February 2016 phantom stock award, the Committee determined that the current reward levels were sufficient with respect to 2019 and did not award an additional short-term cash incentive.

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ASSESSMENT OF CEO PERFORMANCE AND CONTRIBUTIONS IN 2019

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ASSESSMENT OF OTHER NEOS' PERFORMANCE AND CONTRIBUTIONS IN 2019

In considering the NEOs' annual short-term incentive awards for 2019, the Committee evaluated the overall performance of the company, the company's performance against its strategic objectives, the importance of each NEO's role in relation to the holistic operation of the company, and the CEO's assessment of each NEO's performance and contributions to the company. The chart below summarizes key 2019 achievements of each of our NEOs. Mr. Wagers is excluded due to his departure from the company in early 2019.

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EXECUTIVE COMPENSATION OUTCOMES FOR 2019

Total Realized Pay

Realized pay demonstrates the strong interrelation between our NEOs' compensation opportunity and the company's performance. The Committee believes that the mix of pay for NEOs, which is more heavily weighted toward performance-based pay, is appropriate to drive execution of our long-term strategy and further align the interests of our NEOs with those of our stockholders.

To assist stockholders in understanding the compensation earned by our NEOs in 2019, the charts below show the total realized pay mix for each of our NEOs. Realized pay is designed to capture the compensation actually received by our NEOs, and is calculated as the sum of: (i) salary paid in 2019; and (ii) the value of long-term incentive compensation that vested during 2019, calculated based on the closing stock price on the date(s) the award(s) vested. No bonuses were earned with respect to the 2019 performance year and no stock options were exercised during 2019; these amounts would have otherwise been included in the realized pay calculation.

Realized pay differs from the SEC-required disclosure in the Summary Compensation table, which captures the grant date fair value of long-term incentive awards granted in a given year, and does not account for long-term incentive awards that may not vest for several years (or at all).

* Ms. Glickman was hired in June 2018 and did not, therefore, have meaningful stock vesting events in 2019.

Base Salary and Annual Target Bonus Opportunity

On June 5, 2019, the Committee approved increases to the base salary and target bonus opportunity for each of Mr. Jacobs, Mr. Cooper and Mr. Harik; until this approval, the base salaries and target bonus opportunities had remained unchanged since the inception of our NEOs' employment agreements in February 2016. An increase to Ms. Glickman's target bonus opportunity was also approved on June 5, 2019. The Committee's annual benchmarking review of NEO compensation components prompted these increases, as the cash compensation of our NEOs was notably below market, particularly as compared to executive pay levels for comparable positions across public companies with 2018 revenues ranging from $15 billion to $20 billion.

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The base salary and target bonus amounts approved on June 5, 2019, and the amounts in effect prior to June 5, 2019, are:

Annual Short-Term Incentive

Gating Threshold to Establish Eligibility for Short-Term Incentive Payout

For the 2019 performance year, the Committee determined that the company's adjusted EBITDA must equal or exceed 90% of the 2019 full-year forecast in order for each NEO who remained employed on the date of payment to become eligible for a short-term incentive award.

Maximum Amount of Bonus

The evaluation of short-term incentive payouts is based on a framework of key performance measures that are of preeminent importance to the company and our stockholders, as well as on the respective contributions of each NEO in his or her role. Based on the Committee's 2019 decision-making framework, cash bonuses are subject to a payout range of 0% to 200% of target.

2019 Short-Term Incentive (STI) Payout

While the company's adjusted EBITDA exceeded the 90% threshold required for STI payout, the Committee used its discretion to award no short-term incentives to our NEOs, despite achieving solid company performance on most of the related key financial and non-financial indicators and making commendable contributions on an individual basis. This decision was premised on the Committee's holistic view of the total rewards granted and realized with respect to 2019. In particular, the Committee took the following into account:

  1.
  The PSU awards previously granted in June 2019.

  2.
  The meaningful amount of realized pay earned in cash from the final tranche of the February 2016 phantom stock award that settled in February 2020 for Mr. Jacobs, Mr. Cooper and Mr. Harik, based on exceeding the 2019 adjusted cash flow per share threshold of $6.39.

  3.
  The additional income generated (relative to the prior year) from increases in base salary, effective June 2019, for Mr. Jacobs, Mr. Cooper and Mr. Harik.

  4.
  The average bonus payout to XPO corporate employees was less than 100% of target, due to the miss on adjusted EBITDA versus the mid-year revised guidance and financial plan. While our NEOs are part of the overall corporate employee bonus pool with respect to STI payouts, the Committee felt that with the factors above taken into account, no additional short-term payout consideration was warranted for our top executives.

Below is a summary of the total annual cash compensation for each NEO at target and with respect to 2019 final outcomes:

(1)
Reflects salary in effect as of June 2019

(2)
Reflects salary earned for all of fiscal year 2019

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Long-Term Incentive

The Committee's goal in granting LTI awards is to focus executives on the execution of our strategy, especially during critical inflection points in the company's growth trajectory. Since 2014, for Mr. Jacobs, Mr. Cooper and Mr. Harik, the Committee has not granted time-based restricted stock awards and has instead granted only performance-based awards subject to the achievement of high-growth goals. Performance-based awards have provided an effective incentive for our NEOs to grow XPO's net income from a net loss of $23 million in 2012, to $379 million in 2019, and to increase adjusted EBITDA* from a loss of $26 million in 2012 to $1.668 billion in 2019.

The Committee believes that LTI awards should be underpinned by future-oriented, high-growth performance and/or market-based goals that promote sustained operational excellence over a reasonable period, creating an incentive to organically grow the business, capitalize on addressable opportunities to gain market share and deliver optimal value to stockholders.

In June 2019, the Committee approved a grant of long-term performance-based incentive awards for each of our NEOs, consisting of both an operational metric and a relative market-based measure, as described below in "Outstanding Equity Awards as of December 31, 2019" under "June 2019 High-Growth Incentive Award: Cliff 2019-2024 PSUs".

*  See Annex A for reconciliation of non-GAAP measure

Outstanding Equity Awards as of December 31, 2019

February 2016 Phantom Stock Award: Annualized 2016-2019 PSUs

The fourth and final tranche of the February 2016 phantom stock award, granted to each of Mr. Jacobs, Mr. Cooper and Mr. Harik, and settled in February 2020, was certified by the Committee as earned, given that the associated goal of $6.39 in adjusted cash flow per share for 2019 was achieved. This represented the final payment from the February 2016 phantom stock award and no tranches remain outstanding as of the Record Date. Ms. Glickman was not employed by XPO in 2016 and, as a result, did not receive this award.

August 2018 High-Growth Incentive Award: Cliff 2019-2022 PSUs

In August 2018, the Committee granted high-growth PSUs with cliff vesting to each of our NEOs, excepting Ms. Glickman*. The Committee's decision was made at a time when XPO's stock price had exceeded $100 for the first time in its history, marking an important milestone in the company's growth prospects. This achievement converged with other factors considered by the Committee: namely, the upcoming lapse in lock-up restrictions in September 2018; and the fact that an aggregate 72% of stockholdings for Mr. Jacobs, Mr. Cooper and Mr. Harik had already vested. The Committee determined that the grant of a high-growth PSU award at this opportune time would galvanize greater profit growth and total stockholder return, and retain Mr. Jacobs, Mr. Cooper and Mr. Harik through a longer performance period. While the operational performance metric chosen for the 2018 award (adjusted cash flow per share) was the same as for the February 2016 award, the 2018 award reflects a higher underlying adjusted EBITDA target.

The August 2018 PSU award will vest if both of the following targets are met or exceeded:

  1.
  $225 closing share price averaged over 20 consecutive trading days: this represents an approximate 41% increase in share price per year over 2018-2022, compared with XPO's closing stock price on December 31, 2018.

  2.
  $14.00 annualized adjusted cash flow per share: this requires a 20% compounded annual growth rate in adjusted EBITDA over 2018-2022, representing more than 120% growth for the period in adjusted cash flow per share based on 2018 forecast.

If earned, the August 2018 PSU award will settle in shares in the first quarter of 2023, upon certification of performance achievement by the Committee.

*  In recognition of Ms. Glickman assuming the role of acting chief financial officer, the company granted her a performance-based restricted stock unit award on August 9, 2018. This award has a performance goal requiring achievement of a closing stock price of $200 per share over a period of 20 consecutive trading days prior to August 2023, with a minimum three-year service condition.

June 2019 High-Growth Incentive Award: Cliff 2019-2024 PSUs

In June 2019, the Committee granted a high-growth PSU award with cliff vesting to each of Mr. Jacobs, Mr. Cooper, Mr. Harik and Ms. Glickman, based on the following premises:

■
During the first five months of 2019, our NEOs navigated the company through a successful rebound from our largest customer substantially downsizing its business portfolio with XPO starting in the first quarter of 2019, as well as a short-seller report that impacted the company's stock price in late 2018.

49	©2020 XPO Logistics, Inc.

■
The Committee, during its regular review of NEOs' XPO stockholdings, noted that the August 2018 PSUs were awarded at a time when the stock price was over $100, and prior to our largest customer substantially downsizing its business portfolio with XPO starting in the first quarter of 2019; it was recognized that these exogenous factors reshaped the financial forecast for the company. Consequently, the June 2019 PSU award was intended to ensure that our NEOs were incentivized to develop initiatives that would lead the company through a sustained recovery effort. It was also responsive to stockholder feedback that the goals for the August 2018 PSU award could lack meaning, due to the decline in the stock price since the award was granted and the change in the financial forecast from an organic growth perspective

■
Additionally, the Committee took into consideration feedback from our stockholders that a relative metric should be introduced into the design of our performance stock units. Consequently, the Committee included a relative TSR target that must be achieved, alongside an operational adjusted EPS goal, in order for the June 2019 PSU award to be earned.

■
The Committee selected these metrics to balance our NEOs' focus on continuous profit improvement and stockholder value creation over the long-term, and chose a performance period that extends beyond the period covered by the August 2018 PSU award, with distinct operational and market-related metrics. This provides our NEOs with a well-rounded mix of targets that, if achieved, materially benefit our stockholders.

The June 2019 PSU award will vest if both of the following targets are achieved:

  1.
  Exceed the S&P Transportation Select Industry Index ("Index") TSR by at least 34%: this requires a compound annual growth rate ("CAGR") of 500 basis points over 2019-2024, relative to the Index.

  2.
  $9.08 adjusted earnings per share: this requires a 19% CAGR over 2019-2024, compared to the starting point of 2018 adjusted earnings per share of $3.19. The adjusted earnings per share performance condition is based on more subdued growth expectations for adjusted EBITDA, making the award potentially more attainable while continuing to provide a stretch goal over the performance period.

If earned, the June 2019 PSU award will settle in shares in the first quarter of 2025, upon certification of performance achievement by the Committee.

Additional information regarding the grant date value of each NEO's June 2019 PSU award can be found in the Grants of Plan-Based Awards table following this Compensation Discussion and Analysis.

50	©2020 XPO Logistics, Inc.

LTI Performance Metrics

The following table details each of the performance metrics underpinning our long-term incentives, and the significance of these metrics in driving high-growth performance.

Adjusted Cash Flow Per Share February 2016 Phantom Stock Award August 2018 High-Growth PSU Award

■

Calculated as: (i) adjusted EBITDA (determined in accordance with the company's monthly operating reports and for external reporting purposes, and adjusted for the impact of stock and phantom stock compensation) less any capital expenditures and net interest expense divided by (ii) diluted shares outstanding.

■

Measures the company's strategy of driving efficient capital allocation and prudent investments in compelling growth opportunities; intended to represent organic EBITDA growth over an extended period of time.

■

In computing this metric, the subtraction of capital expenditures from adjusted EBITDA eliminates the possibility of artificially or temporarily inflating adjusted EBITDA by increasing capital investments.

■

This metric is also responsive to acquisitions and divestitures: an acquisition would be expected to increase adjusted EBITDA and either increase interest expense or increase share count, thereby offsetting the benefit of inorganic growth. With a divestiture, adjusted EBITDA and interest expense would be expected to decline in tandem, offsetting each other.

■

In a stock-buyback scenario, share count would decrease but interest expense would likely rise, thereby lowering the adjusted cash flow per share calculation and creating a reasonable offset.

$225 Share Price August 2018 High-Growth PSU Award	■ Focuses our NEOs on achieving and reaching for higher levels of total stockholder return. ■ Calculated as the closing share price averaged over a period of 20 consecutive trading days.

Adjusted EPS June 2019 High-Growth PSU Award

■

Calculated as net income attributable to common stockholders, adjusted for the impact of certain costs and gains that management has determined are not reflective of our core operating activities, as governed by the company's internal policies and reported externally in the company's press release.

■

Focuses our NEOs on the company's continuous profit improvement.

■

In a stock buyback scenario, share count would decrease, raising the adjusted EPS calculation, but interest expense would likely rise, thereby lowering the adjusted EPS calculation and creating a reasonable offset.

Relative TSR June 2019 High-Growth PSU Award

■

Measures stockholder value creation in relation to our benchmark group.

■

The beginning point for TSR determination (both XPO's and S&P Transportation Select Industry Index) is based on an average of the closing prices during the 20 trading days preceding the first day of the performance period. The ending point will be based on an average of the closing prices during the 20 trading days ending on the last day of the performance period.

51	©2020 XPO Logistics, Inc.

OTHER COMPENSATION-RELATED ITEMS

Equity Granting Policy

All equity awards to NEOs are approved by the Committee with a grant date determined at the time of the approval. The Committee does not target a specific time during the year to make equity grants, but grant dates are always on or after the date of Committee approval. The Committee believes that, as a complement to its annual decision-making process, forward-looking stockholder-aligned awards can and should be granted to executives at any point within the year when incentives would galvanize overall performance of the company to benefit our stockholders.

Benefits

Our NEOs are provided with the same benefits as are generally offered to other eligible employees, including participation in the XPO Logistics, Inc. 401(k) Plan and insurance benefit programs. Our NEOs receive minimal perquisites, as shown in the All Other Compensation table following this Compensation Discussion and Analysis.

Employment Agreements

We believe that it is in the best interests of our company to enter into multi-year employment agreements with our NEOs, as the agreements promote long-term retention while allowing the Committee to exercise discretion in designing incentive compensation programs. The material compensation-related terms of these agreements are described under the heading "Employment Agreements with NEOs" and the tables that follow this Compensation Discussion and Analysis.

Effective February 9, 2016, the company entered into new employment agreements with Mr. Jacobs, Mr. Cooper and Mr. Harik. Each of these 2016 employment agreements had a term through February 9, 2020 and expired at the end of the term without automatic renewal. The 2016 employment agreements contained comprehensive restrictive covenants that are described under

52	©2020 XPO Logistics, Inc.

the heading "Restrictive Covenants", which survived the expiration of the employment agreements and continue to apply. The company also entered into an employment agreement on similar terms with Mr. Wagers and Ms. Glickman in connection with his hire and her appointment to her former role as acting chief financial officer.

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code") disallows a federal income tax deduction to public companies for compensation greater than $1 million paid in any tax year to covered executive officers. Under prior law, there was an exception to the $1 million deduction limitation for compensation that met the requirements of "qualified performance-based compensation." However, for tax years after 2017, this exception has been eliminated, subject to limited transition relief that applies to certain arrangements in place as of November 2, 2017, and the executives covered by Section 162(m) has been expanded. Accordingly, no assurance can be given that awards paid in 2018 and later years that were originally intended to qualify for the "qualified performance-based compensation" exemption, or that were otherwise expected to be deductible prior to the recent tax legislation, will in fact be deductible.

As a general matter, while tax deductibility is one of several relevant factors considered by the Committee in determining compensation, we believe that the tax deduction limitation imposed by Section 162(m) should not compromise the company's access to compensation arrangements that will attract and retain a high level of executive talent. Accordingly, the Committee and our Board will take into consideration a multitude of factors in making executive compensation decisions and may approve executive compensation that is not tax deductible.

Risk Assessment of Incentive Compensation Programs

In partnership with a third-party compensation advisory group, the company performed an annual assessment for the Committee to determine whether there are material risks that could arise from our fiscal year 2019 compensation plans and programs. This assessment included a review of material elements of executive and non-executive compensation plans. Following this assessment, the Committee concluded that the company's compensation plans and programs are not reasonably likely to have a material adverse effect on the company. Specific to our executive officer compensation structures, the assessment highlighted the following important elements that support sound governance in our programs:

  ■
  The gating threshold to earn short-term incentive amounts, coupled with a cap on the total amount of short-term incentives that can be earned, with the Committee acting as the arbiter of final payout amounts, limits excessive levels of pay, or pay that is not aligned with acceptable financial performance.

  ■
  The higher proportion of long-term, variable pay reduces the likelihood of risk-taking behavior and is balanced by full-company performance metrics.

  ■
  Long-term incentives use metrics that undergo a rigorous goal setting process, are linked to strategic company goals, do not have upside potential and have longer performance periods.

Our clawback policy, stock ownership guidelines and anti-hedging and pledging policies also serve to mitigate compensation risk.

COMPENSATION COMMITTEE REPORT

The following statement made by the Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate such statement by reference.

The Committee reviewed the Compensation Discussion and Analysis with management as required by Item 402(b) of Regulation S-K, as set forth above. Based on this review and the resulting discussions with management, the Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

COMPENSATION COMMITTEE:

Jason D. Papastavrou, chairman (since April 17, 2020)
Adrian P. Kingshott, chairman (until April 17, 2020)
Marlene M. Colucci, member (since March 13, 2019)
Michael G. Jesselson, member

53	©2020 XPO Logistics, Inc.

COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information concerning the total compensation awarded to, earned by, or paid to our NEOs for the year ended December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Stock Awards (2) ($)		Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(3) ($)		Total ($)

Bradley S. Jacobs(4)	2019	$838,462	–	$7,007,415	(5)	–	–	$12,460		$7,858,337
Chairman and	2018	$625,000	–	$12,690,463	(6)	–	–	$12,008		$13,327,471
Chief Executive Officer	2017	$625,000	–	–		–	$750,000	$9,021		$1,384,021
Troy A. Cooper	2019	$601,539	–	$3,751,031	(5)	–	–	$12,460		$4,365,030
President	2018	$537,500	–	$2,460,008	(6)	–	–	$12,008		$3,009,516
	2017	$537,500	–	–		–	$645,000	$9,021		$1,191,521
Mario A. Harik	2019	$467,692	–	$1,648,799	(5)	–	–	$12,271		$2,128,762
Chief Information Officer	2018	$425,000	$276,300	$1,230,004	(6)	–	–	$11,857		$1,943,161
	2017	$425,000	–	–		–	$490,000	$9,021		$924,021
Sarah J.S. Glickman(7)	2019	$425,000	–	$537,660	(5)	–	–	$17,274		$979,934
Former Acting Chief Financial Officer	2018	$246,827	$207,200	$3,528,923		–	–	$79,369	(8)	$4,062,319
Kenneth R. Wagers III	2019	$102,981	$285,000	–		–	–	$279,235		$667,216
Former Chief Operating Officer and	2018	$363,462	–	$10,922,100	(9)	–	–	$756		$11,286,318
Interim President, LTL—North America

(1)
The amounts reflected in this column for 2018 represent an annual cash bonus award earned in respect of 2018 for Mr. Harik and Ms. Glickman. The amount reflected in this column for 2019 represents a cash sign-on bonus as specified in Mr. Wagers' employment agreement, paid on March 2, 2019.

(2)
The amounts reflected in this column represent the aggregate grant date fair value of the awards made during each respective year, as computed in accordance with FASB ASC Topic 718. For additional information related to the measurement of stock-based compensation awards, see Note 15 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

(3)
The components of "All Other Compensation" for 2019 are detailed below in the "All Other Compensation" table.

(4)
Mr. Jacobs did not receive any additional compensation for his service as a director.

(5)
In June 2019, the Committee awarded Mr. Jacobs, Mr. Cooper, Mr. Harik and Ms. Glickman PRSUs that require achievement of both a high-growth performance and TSR goal, and cannot be earned until after the six-year performance period ending December 31, 2024. The stretch goals underlying these PRSUs include: (i) $9.08 adjusted earnings per share (CAGR of 19%) by December 31, 2024, and (ii) exceed the S&P Transportation Select Industry Index TSR by at least 34% (CAGR of 500 basis points) by December 31, 2024. Both goals must be attained for the award to be earned; there is no threshold level of payment for below-target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance-based equity grants. The amount for Ms. Glickman also includes an equity award of 1,900 time-based RSUs earned in respect of 2018 granted on April 18, 2019.

(6)
In August 2018, the Committee awarded Mr. Jacobs, Mr. Cooper and Mr. Harik PRSUs that require achievement of both a high-growth performance and stock price goal, and cannot be earned until after the four-year performance period ending December 31, 2022. The stretch goals underlying these PRSUs include: (i) achievement of an average stock price of $225 over a 20-trading day period by December 31, 2022, and (ii) Adjusted Cash Flow Per Share (as defined in the relevant award agreements) of $14.00 by December 31, 2022. Both goals must be attained for the award to be earned; there is no threshold level of payment for below-target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance-based equity grants.

(7)
Effective March 2, 2020, Ms. Glickman stepped down as acting chief financial officer to assume the role of senior vice president, corporate finance and transformation.

(8)
The "All Other Compensation" amount for Ms. Glickman has been updated to include: (i) an additional tax gross-up of $1,845 provided to Ms. Glickman in respect of the relocation benefit she received in 2018 and (ii) an additional relocation benefit of $4,078 provided to Ms. Glickman.

(9)
Effective March 11, 2019, the company terminated Mr. Wagers' employment, without cause. As a result of his termination without cause, Mr. Wagers received 9,292 RSUs, reflecting a pro-rated portion of the award granted on April 23, 2018.

We compensate our NEOs pursuant to the terms of their respective employment agreements and the information reported in the Summary Compensation Table reflects the terms of such agreements. For more information about our NEOs' employment agreements, see the discussion in this proxy statement under the heading "Employment Agreements with NEOs."

54	©2020 XPO Logistics, Inc.

All Other Compensation Table

The following table sets forth the amounts included in the "All Other Compensation" column in the "Summary Compensation" table for our NEOs in 2019.

Name	Matching Contributions to 401(k) Plan(1) ($)	Company- Paid Life Insurance Premiums(2) ($)	Perquisites and Other Personal Benefits ($)	Relocation(3) ($)	Payout of Paid Time Off(4) ($)	Severance(5) ($)	Continuation of Medical / Dental Benefits ($)	Total ($)

Bradley S. Jacobs	$11,200	$1,260	–	–	–	–	–	$12,460
Troy A. Cooper	$11,200	$1,260	–	–	–	–	–	$12,460
Mario A. Harik	$11,200	$1,071	–	–	–	–	–	$12,271
Sarah J.S. Glickman	$11,200	$1,074	–	$5,000	–	–	–	$17,274
Kenneth R. Wagers III	–	$315	–	–	$6,431	$262,500	$9,989	$279,235

(1)
Amounts in this column represent matching contributions made by XPO to the company's 401(k) plan. Only amounts contributed directly by our NEOs are eligible for matching contributions, and our NEOs are eligible for matching contributions on the same basis as all other eligible employees of our company.

(2)
Amounts in this column include the company-paid premiums for basic life insurance.

(3)
Amounts in this column reflect relocation benefits provided by the company to Ms. Glickman in connection with her commencement of employment in 2018.

(4)
Amounts in this column reflect a payout of paid time off provided to Mr. Wagers in connection with his termination of employment with the company.

(5)
Amounts in this column reflect a payout of severance provided to Mr. Wagers in connection with his termination of employment with the company.

Grants of Plan-Based Awards

The following table sets forth additional details regarding grants of equity and non-equity plan-based awards.

			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of	All Other Option Awards: Number of	Exercise or Base Price of	Grant Date Fair Value of

Name		Grant Date	Threshold (#)	Target (#)	Maximum (#)	Shares of Stock or Units (#)	Securities Underlying Options (#)	Option Awards ($/Share)	Stock and Option Awards ($)(2)

Bradley S. Jacobs	6/5/2019		–	472,835	–	–	–	–	$7,007,415
Troy A. Cooper	6/5/2019		–	253,106	–	–	–	–	$3,751,031
Mario A. Harik	6/5/2019		–	111,255	–	–	–	–	$1,648,799
Sarah J.S. Glickman	4/18/2019		–	–	–	1,900	–	–	$125,457
	6/5/2019		–	27,814	–	–	–	–	$412,203
Kenneth R. Wagers III	n/a		–	–	–	–	–	–	–

(1)
In June 2019, the Committee awarded Mr. Jacobs, Mr. Cooper, Mr. Harik and Ms. Glickman PRSUs that require achievement of both a high-growth performance and TSR goal, and cannot be earned until after the six-year performance period ending December 31, 2024. The stretch goals underlying these PRSUs include: (i) $9.08 adjusted earnings per share (CAGR of 19%) by December 31, 2024, and (ii) exceed the S&P Transportation Select Industry Index TSR by at least 34% (CAGR of 500 basis points) by December 31, 2024. Both goals must be attained for the award to be earned; there is no threshold level of payment for below target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance based equity grants. The amount for Ms. Glickman also includes an RSU award earned in respect of 2018 granted on April 18, 2019.

(2)
Amounts in this column reflect the grant date fair value of awards calculated in accordance with FASB ASC Topic 718, using the valuation methodology set forth in Note 15 to the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019.

Additional information relevant to the awards shown in the above table (including a discussion of the applicable performance criteria and the actual payouts under such awards) is included under the heading "Outstanding Equity Awards as of December 31, 2019".

55	©2020 XPO Logistics, Inc.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by our NEOs as of December 31, 2019.

	Option Awards					Stock Awards

	Number of Securities Underlying Unexercised	Number of Securities Underlying Unexercised	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised	Option	Option	Number of Shares or Units of Stock		Market Value of Shares or Units of Stock		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or
Name	Options (#) Exercisable	Options (#) Unexercisable	Unearned Options (#)	Exercise Price ($)	Expiration Date	That Have Not Vested (#)		That Have Not Vested ($)(1)		Have Not Vested (#)		Other Rights That Have Not Vested ($) (1)

Bradley S. Jacobs	250,000	–	–	$9.28	11/21/2021	218,150	(2)	$17,386,555	(2)	710,930	(3)	$56,661,121
Troy A. Cooper	25,000	–	–	$11.46	01/16/2022	49,084	(4)	$3,911,995	(4)	299,260	(5)	$23,851,022
Mario A. Harik	135,000	–	–	$9.79	11/14/2021	35,450	(6)	$2,825,365	(6)	134,332	(7)	$10,706,260
Sarah J.S. Glickman	–	–	–	–	–	16,108	(8)	$1,283,808	(8)	51,574	(9)	$4,110,448
Kenneth R. Wagers III	–	–	–	–	–	–		–		–		–

Note: Vesting of all outstanding equity awards is subject to continued employment by the NEO on the applicable vesting date, subject to certain exceptions in connection with a qualifying termination of employment.

(1)
The values reflected in this column were calculated using $79.70, the closing price of a company share on the NYSE on December 31, 2019, the last trading day of our fiscal year 2019.

(2)
Consists of 218,150 cash-settled PRSUs which vested on February 9, 2020, upon Committee certification of the achievement of the applicable performance criteria.

(3)
Consists of 238,095 PRSUs which vest on December 31, 2022, and 472,835 PRSUs which vest on December 31, 2024 subject to achievement of certain performance criteria. PRSUs are reflected at the target level, which is also the threshold and maximum level. Both goals must be attained for the award to be earned; there is no threshold level of payment for below-target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance-based equity grants.

a.
The PRSUs noted as vesting on December 31, 2022 require achievement of both a high-growth performance and stock price goal, and cannot be earned until after the four-year performance period ending December 31, 2022. The stretch goals underlying these PRSUs include: (i) achievement of an average stock price of $225 over a 20-trading day period by December 31, 2022, and (ii) Adjusted Cash Flow Per Share (as defined in the relevant award agreements) of $14.00 by December 31, 2022.

b.
The PRSUs noted as vesting on December 31, 2024 require achievement of both a high-growth performance and TSR goal, and cannot be earned until after the six-year performance period ending December 31. 2024. The stretch goals underlying these PRSUs include: (i) $9.08 adjusted earnings per share (CAGR of 19%) by December 31, 2024, and (ii) exceed the S&P Transportation Select Industry Index TSR by at least 34% (CAGR of 500 basis points) by December 31, 2024.

(4)
Consists of 49,084 cash-settled PRSUs which vested on February 9, 2020, upon Committee certification of the achievement of the applicable performance criteria.

(5)
Consists of 46,154 PRSUs which vest on December 31, 2022, and 253,106 PRSUs which vest on December 31, 2024 subject to achievement of certain performance criteria. PRSUs are reflected at the target level, which is also the threshold and maximum level. Both goals must be attained for the award to be earned; there is no threshold level of payment for below-target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance-based equity grants.

a.
The PRSUs noted as vesting on December 31, 2022 require achievement of both a high-growth performance and stock price goal, and cannot be earned until after the four-year performance period ending December 31, 2022. The stretch goals underlying these PRSUs include: (i) achievement of an average stock price of $225 over a 20-trading day period by December 31, 2022, and (ii) Adjusted Cash Flow Per Share (as defined in the relevant award agreements) of $14.00 by December 31, 2022.

b.
The PRSUs noted as vesting on December 31, 2024 require achievement of both a high-growth performance and TSR goal, and cannot be earned until after the six-year performance period ending December 31. 2024. The stretch goals underlying these PRSUs include: (i) $9.08 adjusted earnings per share (CAGR of 19%) by December 31, 2024, and (ii) exceed the S&P Transportation Select Industry Index TSR by at least 34% (CAGR of 500 basis points) by December 31, 2024.

(6)
Consists of 35,450 cash-settled PRSUs which vested on February 9, 2020, upon Committee certification of the achievement of the applicable performance criteria.

(7)
Consists of 23,077 PRSUs which vest on December 31, 2022, and 111,255 PRSUs which vest on December 31, 2024 subject to achievement of certain performance criteria. PRSUs are reflected at the target level, which is also the threshold and maximum level. Both goals must be attained for the award to be earned; there is no threshold level of payment for below-target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance-based equity grants.

a.
The PRSUs noted as vesting on December 31, 2022 require achievement of both a high-growth performance and stock price goal, and cannot be earned until after the four-year performance period ending December 31, 2022. The stretch goals underlying these PRSUs include: (i) achievement of an average stock price of $225 over a 20-trading day period by December 31, 2022, and (ii) Adjusted Cash Flow Per Share (as defined in the relevant award agreements) of $14.00 by December 31, 2022.

b.
The PRSUs noted as vesting on December 31, 2024 require achievement of both a high-growth performance and TSR goal, and cannot be earned until after the six-year performance period ending December 31. 2024. The stretch goals underlying these PRSUs include: (i) $9.08 adjusted earnings per share (CAGR of 19%) by December 31, 2024, and (ii) exceed the S&P Transportation Select Industry Index TSR by at least 34% (CAGR of 500 basis points) by December 31, 2024.

56	©2020 XPO Logistics, Inc.

(8)
Consists of 14,208 RSUs which vest in five annual installments beginning on June 8, 2020 through June 8, 2024 and 1,900 RSUs which vest in two equal installments on April 18, 2021 and April 18, 2022.

(9)
Consists of 23,760 PRSUs which will vest on August 9, 2021, and 27,814 PRSUs which vest on December 31, 2024 subject to achievement of certain performance criteria. PRSUs are reflected at the target level, which is also the threshold and maximum level. There is no threshold level of payment for below target performance and no upside leverage for exceeding the targets, generally reflecting the same features included in previously awarded performance based equity grants.

a.
The PRSUs noted as vesting on August 9, 2021 require achievement of a closing stock price of $200 per share over a period of 20 consecutive trading days prior to August 2023, with a minimum three year service condition.

b.
The PRSUs noted as vesting on December 31, 2024 require achievement of both a high-growth performance and TSR goal, and cannot be earned until after the six-year performance period ending December 31. 2024. The stretch goals underlying these PRSUs include: (i) $9.08 adjusted earnings per share (CAGR of 19%) by December 31, 2024, and (ii) exceed the S&P Transportation Select Industry Index TSR by at least 34% (CAGR of 500 basis points) by December 31, 2024. Both goals must be attained for the award to be earned.

Option Exercises and Stock Vested

The following table sets forth the options exercised and RSUs vested for our NEOs during 2019.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

Bradley S. Jacobs	–	–	165,555	$9,045,925
Troy A. Cooper	–	–	37,250	$2,035,340
Mario A. Harik	–	–	26,902	$1,469,925
Sarah J.S. Glickman	–	–	2,842	$152,843
Kenneth R. Wagers III	–	–	–	–

(1)
The values reflected in this column were calculated by multiplying the number of shares that vested in 2019 by the closing price of one share of XPO common stock on the NYSE on each applicable vesting or settlement date. In the case of the cash-settled PRSUs which settled on February 19, 2019, the closing price of one share of XPO common stock on the NYSE was $54.64.

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Potential Payments Upon Termination or Change of Control

The following table sets forth the amounts of compensation that would be due to each of our NEOs pursuant to their respective employment agreements, as applicable, upon the termination events as summarized below, as if each such event had occurred on December 31, 2019. The amounts shown below are estimates of the payments that each NEO would receive in certain instances. The actual amounts payable will only be determined upon the actual occurrence of any such event.

	Bradley S. Jacobs	Troy A. Cooper	Mario A. Harik	Sarah J.S. Glickman	Kenneth R. Wagers III(1)
Termination without Cause:
Cash severance(2)(3)(4)	$500,000	$325,000	$250,000	$212,500	$262,500
Acceleration of equity-based awards(5)	$26,544,723	$7,772,025	$4,459,454	$1,405,031	$463,206
Continuation of medical / dental benefits(6)	$7,624	$7,624	$10,487	$10,643	$9,989
Total	$27,052,347	$8,104,649	$4,719,941	$1,628,174	$735,695
Voluntary Termination with Good Reason:
Cash severance(2)(4)	—	—	—	—	—
Acceleration of equity-based award	—	—	—	—	—
Continuation of medical / dental benefits	—	—	—	—	—
Total	—	—	—	—	—
Termination for Cause or Voluntary Termination without Good Reason:
Cash severance(2)(4)	—	—	—	—	—
Acceleration of equity-based awards	—	—	—	—	—
Continuation of medical / dental benefits	—	—	—	—	—
Total	—	—	—	—	—
Disability:
Cash severance(2)(4)	—	—	—	—	—
Acceleration of equity-based award	—	—	—	—	—
Continuation of medical / dental benefits	—	—	—	—	—
Total	—	—	—	—	—
Death:
Cash severance(2)	—	—	—	—	—
Acceleration of equity-based awards(5)	$74,047,676	$27,763,017	$13,531,625	$5,394,255	—
Continuation of medical / dental benefits	—	—	—	—	—
Total	$74,047,676	$27,763,017	$13,531,625	$5,394,255	—
Change of Control and No Termination:
Cash severance(2)	—	—	—	—	—
Acceleration of equity-based awards(5)	$74,047,676	$27,763,017	$13,531,625	$5,394,255	—
Continuation of medical / dental benefits	—	—	—	—	—
Total	$74,047,676	$27,763,017	$13,531,625	$5,394,255	—
Change of Control and Termination without Cause or for Good Reason:
Cash severance(2)	$6,000,000	$3,900,000	$2,250,000	$1,700,000	—
Acceleration of equity-based awards(5)	$74,047,676	$27,763,017	$13,531,625	$5,394,255	—
Continuation of medical / dental benefits(6)	$30,495	$30,495	$41,949	$42,570	—
Total	$80,078,171	$31,693,512	$15,823,574	$7,136,825	—
(1)
Effective March 11, 2019, the company terminated Mr. Wagers' employment, without cause. The values reflected in this column are the actual payments made in connection with his separation, pursuant to his employment agreement; the value reflected for the acceleration of equity-based awards is calculated using $49.85, the closing price of a company share on the NYSE on March 11, 2019, the date of settlement.

(2)
Amounts shown do not include any payments for accrued and unpaid salary, bonuses or vacation.

(3)
In the event of a termination by our company without Cause, cash severance payable to each of Mr. Jacobs, Mr. Cooper, Mr. Harik and Ms. Glickman will be reduced, dollar for dollar, by other income earned by such NEO in accordance with the terms of their employment agreement. The calculations of severance pay in the above table use the NEO's base salary effective as of December 31, 2019.

(4)
In the event of a termination for any reason, our company has the right to extend the period during which each of Mr. Jacobs, Mr. Cooper, Mr. Harik and Ms. Glickman is bound by the non-competition covenant in their employment agreement for up to 12 additional months, which would extend the non-compete period from two years to three years following termination. During the period the non-compete is extended, the NEO would be entitled to receive cash compensation equal to his or her monthly base salary as in effect on the date employment is terminated, reduced dollar for dollar by any other income earned at the time by the NEO. Fully extending the non-compete provision would increase the amounts shown as "Cash Severance" by up to $1,000,000 for Mr. Jacobs, $650,000 for Mr. Cooper, $500,000 for Mr. Harik and $425,000 for Ms. Glickman.

(5)
The values reflected in this column were calculated using $79.70, the closing price of a company share on the NYSE on December 31, 2019, the last trading day of our fiscal year 2019. The amounts shown for PRSUs have been estimated assuming that the applicable performance goals are met at target levels. Although the PRSUs would no longer be subject to a continued service requirement upon the occurrence of a termination by our company without Cause, payment of such award would remain subject to the actual achievement of the applicable performance goals. As of December 31, 2019, none of the NEOs had any unvested stock options.

(6)
The amounts of continued medical and dental benefits shown in the table (i) have been calculated based upon our current actual costs of providing the benefits through COBRA and (ii) have not been discounted for the time value of money. In the event of a termination without Cause, continued medical and dental benefits would cease when the NEO commences employment with a new employer.

58	©2020 XPO Logistics, Inc.

As of December 31, 2019, each NEO's employment agreement, which is described in detail in this Proxy Statement under the heading "Employment Agreements with NEOs," generally provided that, in the event of a termination without Cause (as defined below) either prior to a Change of Control (as defined below) or more than two years following a Change of Control, cash severance payments and continued benefits would be made ratably over the six-month period following the executive's termination (subject to any delays required pursuant to Section 409A of the Code). The employment agreements generally did not provide for payments other than accrued benefits if employment is terminated due to death or disability. Generally, in the event of a termination upon or within two years following a Change of Control, cash severance payments would be made in one lump sum (subject to any delays required pursuant to Section 409A of the Code). The severance payments set forth in the table are generally subject to and conditioned upon the NEO signing and not revoking a waiver and release and continued compliance with certain restrictive covenants.

For more information regarding the payments and benefits to which our NEOs are entitled upon certain termination events or upon a Change of Control, see the discussion in this Proxy Statement under the heading "Employment Agreements with NEOs."

CEO PAY RATIO DISCLOSURE

As required by Item 402(u) of the SEC's Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our CEO to that of our median employee. The pay ratio and annual total compensation amount disclosed in this section are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules.

Identifying the Median Employee

Although there was no change to XPO's employee population or compensation arrangements that the company believes would significantly impact the pay ratio disclosure, we reidentified our median employee due to a change in our 2018 median employee's circumstances in 2019. Our 2018 median employee received a salary increase as a result of his promotion to manager which the company believes would result in a significant change to the pay ratio disclosure. As permitted under the SEC executive compensation disclosure rules, we elected to run a full analysis to identify a new median employee. We selected December 31, 2019 as the date on which to determine our 2019 median employee.

As of December 31, 2019, we had 96,985 employees globally, including 44,750 US employees and 52,235 non-US employees. In determining the identity of our median employee, we excluded 911 employees from: China (431), Hong Kong (23), Ireland (174), and Singapore (283). After excluding the countries and employees described above, we determined the identity of our median employee from a population of 96,074 employees (44,750 US employees and 51,324 non-US-employees); this employee group included full-time, part-time and seasonal employees.

The median employee was identified by calculating the 2019 cash compensation for the population of 96,074 employees excluding the CEO. For this purpose, cash compensation included all earnings paid to each employee during the calendar year, including base salary and wages, bonuses, commissions, overtime and holiday or PTO pay. Compensation was converted into US dollars using currency conversion rates as of December 31, 2019.

Annual Compensation of Median Employee Using Summary Compensation Table Methodology

After identifying the median employee as described above, we calculated annual total compensation for this employee using the same methodology we use for our CEO in the 2019 Summary Compensation Table. This compensation calculation includes, where applicable, base salary and wages, bonuses, commissions, overtime, holiday or PTO pay, equity awards, 401(k) company match and company-paid life insurance premiums, as applicable. The compensation for our median employee was $33,162 and the compensation for our company's CEO was $7,858,337.

2019 Pay Ratio

Based on the above information, the ratio of the annual total compensation of our CEO to the median employee is 237:1. The pay ratio reported by other companies may not be comparable to the pay ratio reported above, due to variances in business mix, proportion of seasonal and part-time employees and distribution of employees across geographies. In comparison to peer firms, XPO has a unique business mix with approximately 50% of our employee population working in our supply chain business; in addition, XPO operates globally with approximately 50% of our population located outside of the United States. We seek to attract, incentivize and retain our employees through a combination of competitive base pay, bonus opportunities, 401(k) contributions, the opportunity to participate in our employee stock purchase plan and other benefits.

EMPLOYMENT AGREEMENTS WITH NEOS

EMPLOYMENT AGREEMENTS WITH MR. JACOBS, MR. COOPER, MR. HARIK AND MS. GLICKMAN

Effective as of February 9, 2016, we entered into employment agreements with Mr. Jacobs, Mr. Cooper and Mr. Harik (the "2016 Employment Agreements"). The primary purposes of the 2016 Employment Agreements were to: (i) incentivize

59	©2020 XPO Logistics, Inc.

Mr. Jacobs, Mr. Cooper and Mr. Harik to be aligned with our corporate goals and stockholders' interests, (ii) provide financial incentives for Mr. Jacobs, Mr. Cooper and Mr. Harik to increase stockholder value and focus on the integration of recent acquisitions, and (iii) strengthen the connection between pay and performance in our executive compensation program. On June 5, 2019, the company also entered into an employment agreement on similar terms with Ms. Glickman in connection with her appointment to her former role as acting chief financial officer (the "Glickman Agreement").

Term

Each 2016 Employment Agreement provides for the applicable NEO's employment from the effective date of February 9, 2016, until February 9, 2020. The 2016 Employment Agreements expired on February 9, 2020 without automatic renewal. The Glickman Agreement provides for Ms. Glickman's employment from the effective date of June 9, 2019 until June 9, 2023.

Lock-up Restrictions

Pursuant to the 2016 Employment Agreements, any shares of our common stock issued to the applicable NEO upon exercise or vesting of any equity compensation award (whether before, on or after the date of the 2016 Employment Agreement) was subject to a lock-up until September 2, 2018, which lock up was extended until September 2, 2020 (or, if earlier, the applicable NEO's death or a Change of Control) pursuant to a PRSU award granted to the applicable NEO on August 16, 2018. The Glickman Agreement does not include lock-up restrictions.

Benefits and Business Expense Reimbursement

Under the 2016 Employment Agreements and the Glickman Agreement, each applicable NEO is eligible to participate in those benefit plans and programs that are generally available to other members of our senior executive team and is eligible for reimbursement of all reasonable and necessary business expenses incurred in the performance of duties during the term of the 2016 Employment Agreement and the Glickman Agreement, respectively.

Termination Events

The severance payments pursuant to the 2016 Employment Agreements and the Glickman Agreement described below are generally subject to and conditioned upon the applicable NEO signing and not revoking a waiver and general release and also complying with the restrictive covenants contained in his 2016 Employment Agreement or the Glickman Agreement (as described below).

In the event that the applicable NEO dies during the term of the 2016 Employment Agreement or the Glickman Agreement, respectively, or if we terminate the applicable NEO's employment without Cause, either prior to a Change of Control or more than two years following a Change of Control, such NEO will be entitled to:

  ■
  Accrued and unpaid salary, vacation benefits and unreimbursed business expenses;

  ■
  Solely in the case of a termination by the company without Cause: six months' base salary, at the level in effect on the date of termination, which will be paid in equal installments over the six months following the date of termination (subject to any delay required by Section 409A of the Code), and which generally will be reduced, dollar-for-dollar, by other earned income, plus any annual bonus that the company has notified the employee in writing that the employee has earned prior to the date of termination, but is unpaid as of the date of termination; and

  ■
  Solely in the case of a termination by the company without Cause: medical and dental coverage for a period of six months from the date of termination, or, if earlier, until the applicable NEO secures other employment.

The 2016 Employment Agreements and the Glickman Agreement do not provide for accelerated vesting of equity, equity-based or other long term incentive compensation awards other than as set forth in the applicable award agreements.

Definitions of Cause and Good Reason

"Cause," for the purpose of the 2016 Employment Agreements and the Glickman Agreement, generally means the applicable NEO's:

  ■
  Gross negligence or willful failure to perform his or her duties;

  ■
  Abuse or dependency on alcohol or drugs that adversely affects the NEO's performance of duties;

  ■
  Commission of any fraud, embezzlement, theft or dishonesty, or any deliberate misappropriation of money or other assets of our company;

  ■
  Breach of any term of the NEO's 2016 Employment Agreement or the Glickman Agreement, as applicable, or any agreement governing any equity-based awards or breach of his or her fiduciary duties;

  ■
  Any willful act, or failure to act, in bad faith to the detriment of our company;

60	©2020 XPO Logistics, Inc.

  ■
  Willful failure to cooperate in good faith with a governmental or internal investigation if such cooperation is requested;

  ■
  Failure to follow our company's code of conduct or ethics policies; and

  ■
  Conviction of, or plea of nolo contendere to, a felony or any serious crime;

provided that, in cases where cure is possible, the applicable NEO has a cure period of 15 days before he or she can be terminated for Cause.

The 2016 Employment Agreements and the Glickman Agreement allow the applicable NEO to terminate employment for Good Reason only upon or during the two-year period following a Change of Control. "Good Reason," for purposes of the 2016 Employment Agreements and the Glickman Agreement, generally means, without first obtaining the NEO's written consent:

  ■
  Our material breach of the terms of the NEO's 2016 Employment Agreement or a reduction in base salary or target bonus;

  ■
  Our material diminishment of the NEO's title, duties, authorities, reporting relationships, responsibilities or position;

  ■
  Our requirement that the NEO be based in a location that is more than 50 miles from his or her initial work location immediately prior to the Change of Control; or

  ■
  With regard to Mr. Jacobs, our requirement that he no longer reports directly to the Board; and with regard to Mr. Cooper and Mr. Harik, our requirement that he reports to someone other than the chief executive officer.

In each case, the applicable NEO's Good Reason right is subject to our company's 30-day cure period.

Change of Control

In the event that, upon or within two years following a Change of Control, the applicable NEO's employment is terminated by our company without Cause or such NEO resigns for Good Reason, he or she will receive:

  ■
  Accrued and unpaid salary, vacation benefits and unreimbursed business expenses;

  ■
  A lump-sum cash payment equal to two times the sum of his or her annual base salary and target annual bonus each at the level in effect on the date of termination (subject to any delay required by Section 409A of the Code);

  ■
  A prorated target bonus for the year of termination; and

  ■
  Medical and dental coverage for a period of 24 months from the date of termination.

In the event that any amounts payable to the applicable NEO in connection with a Change of Control constitute "parachute payments" within the meaning of Section 280G of the Code, then any such amounts will be reduced to avoid triggering the excise tax imposed by Section 4999 of the Code, if it would be more favorable to the NEO on a net after-tax basis. No NEO is entitled to a gross-up payment for excise taxes imposed by Section 4999 of the Code on "excess parachute payments," as defined in Section 280G of the Code.

Clawbacks

Under the 2016 Employment Agreements and the Glickman Agreement, the applicable NEO is subject to equity and annual bonus clawback provisions in the event of: (1) a breach of the restrictive covenants, (2) termination of his or her employment by our company for Cause, or (3) his or her engagement in fraud or willful misconduct that contributes materially to any financial restatement or material loss to our company or its affiliates. If any such event occurs, we generally may terminate or cancel any awards granted to such NEO by our company (whether vested or unvested), and require him or her to forfeit or remit to our company any amount payable (or the net after-tax amount paid or received by such NEO) in respect of any such awards. Furthermore, under the 2016 Employment Agreements and the Glickman Agreement, in the event that the applicable NEO engages in fraud or other willful misconduct that contributes materially to any financial restatement or material loss to our company, our company may generally require such NEO to repay any annual bonus (net of any taxes paid by him or her) previously paid to him or her, cancel any earned but unpaid annual bonus or adjust any future compensation such that he or she will only retain the amount that would have been payable to him or her after giving effect to the financial restatement or material loss. In addition, in the event that the applicable NEO breaches any restrictive covenant, such NEO will be required, upon written notice from us, to forfeit or repay to our company his or her severance payments. In certain circumstances, the breach or fraudulent conduct must have occurred within a certain period in order for us to be able to clawback the equity-based awards, annual bonus or severance payments. In addition, the NEO shall be subject to any other clawback or recoupment policy of the company as may be in effect from time to time or any clawback or recoupment as may be required by applicable law.

Restrictive Covenants

Under the 2016 Employment Agreements and the Glickman Agreement, the applicable NEO is generally subject to the following restrictive covenants: employee and customer non-solicitation during employment and for a period of three years

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thereafter; confidentiality and non-disparagement during employment and thereafter; and non-competition during employment and for a period of two years following termination for any reason. In addition, we have the option to extend the non-competition period for up to an additional year following a termination for any reason, provided that we continue to pay the applicable NEO's base salary as in effect on the date of termination during the extended non-competition period.

Employment Agreement with Mr. Wagers

Prior to his termination from the company on March 11, 2019, the company entered into an employment agreement with Mr. Wagers on similar terms to those described above. Under the terms of his employment agreement, as a result of his termination without cause, Mr. Wagers received: (i) a cash severance payment of $262,500, (ii) medical and dental coverage for a period of up to six months, and (iii) the sign-on bonus of $285,000 specified in his employment agreement with the Company.

EQUITY COMPENSATION PLAN INFORMATION

The following table gives information as of December 31, 2019, with respect to the company's compensation plans under which equity securities are authorized for issuance.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights(1) (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)

Equity compensation plans approved by security holders	3,889,436	(2)	$12.29	3,688,606	(3)

Equity compensation plans not approved by security holders	—		—	—

Total	3,889,436		$12.29	3,688,606

(1)
The weighted average exercise price is based solely on the outstanding options.

(2)
Includes 574,755 stock options outstanding under the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan and 1,000 stock options outstanding under the Segmentz, Inc. 2001 Stock Option Plan. Also includes an aggregate of 3,175,279 RSUs and PRSUs granted under the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan, 137,566 RSUs and PRSUs granted under the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan and 836 RSUs and PRSUs granted under the Con-way Inc. 2012 Equity and Incentive Plan.

(3)
Includes 1,814,619 securities available for issuance under the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan and 1,873,987 securities available for issuance under the XPO Logistics, Inc. Employee Stock Purchase Plan.

62	©2020 XPO Logistics, Inc.

AUDIT-RELATED MATTERS

REPORT OF THE AUDIT COMMITTEE

The following statement made by our Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent that we specifically incorporate such statement by reference.

The Audit Committee ("we" in this Report of the Audit Committee) currently consists of Mr. Shaffer (chairman), Ms. Ashe, Mr. Jesselson and Dr. Papastavrou.

The Board of Directors has determined that each current member of the Audit Committee has the requisite independence and other qualifications for audit committee membership under SEC rules, the listing standards of NYSE, our Audit Committee charter, and the independence standards set forth in the XPO Logistics, Inc. Corporate Governance Guidelines. The Board of Directors has also determined that Mr. Shaffer and Dr. Papastavrou each qualify as an "audit committee financial expert" as defined under Item 407(d)(5) of Regulation S-K under the Exchange Act. As more fully described below, in carrying out its responsibilities, the Audit Committee relies on management and XPO's independent registered public accounting firm (the "outside auditors"). The Audit Committee members are not professionally engaged in the practice of accounting or auditing. The Audit Committee operates under a written charter that is reviewed annually and is available at www.xpo.com.

In accordance with our charter, the Audit Committee assists the Board of Directors in fulfilling its responsibilities in a number of areas. These responsibilities include, among others, oversight of: (i) XPO's accounting and financial reporting processes, including XPO's systems of internal controls over financial reporting and disclosure controls, (ii) the integrity of XPO's financial statements, (iii) XPO's compliance with legal and regulatory requirements, (iv) the qualifications and independence of XPO's outside auditors, and (v) the performance of XPO's outside auditors and internal audit function. Management is responsible for XPO's financial statements and the financial reporting process, including the system of internal control over financial reporting. We are solely responsible for selecting and reviewing the performance of XPO's outside auditors and, if we deem appropriate in our sole discretion, terminating and replacing the outside auditors. We also are responsible for reviewing and approving the terms of the annual engagement of XPO's outside auditors, including the scope of audit and non-audit services to be provided by the outside auditors and the fees to be paid for such services, and discussing with the outside auditors any relationships or services that may impact the objectivity and independence of the outside auditors.

In fulfilling our oversight role, we met and held discussions, both together and separately, with the company's management and KPMG. Management advised us that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and we reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and KPMG, both together and separately, in advance of the public release of operating results and filing of annual and quarterly reports with the SEC. We discussed with KPMG the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board Auditing ("PCAOB") and the Commission, and reviewed a letter from KPMG disclosing such matters.

KPMG also provided us with the written disclosures and letter required by applicable requirements of the PCAOB regarding the outside auditors' communications with the Audit Committee concerning independence, and we discussed with KPMG matters relating to their independence and considered whether their provision of certain non-audit services is compatible with maintaining their independence. KPMG has confirmed its independence, and we determined that KPMG's provision of non-audit services to XPO is compatible with maintaining its independence. We also reviewed a report by KPMG describing the firm's internal quality-control procedures and any material issues raised in the most recent internal quality-control review or external peer review or inspection performed by the PCAOB.

Based on our review of XPO's audited consolidated financial statements with management and KPMG, and KPMG's report on such financial statements, and based on the discussions and written disclosures described above and our business judgment, we recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in XPO's Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the SEC.

AUDIT COMMITTEE:

Oren G. Shaffer (committee chairman)

Gena L. Ashe (member since March 13, 2019)

Michael G. Jesselson (member since March 13, 2019)

Adrian P. Kingshott (member until March 13, 2019)

Jason D. Papastavrou

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POLICY REGARDING PRE-APPROVAL OF SERVICES PROVIDED BY THE OUTSIDE AUDITORS

The Audit Committee's charter requires review and pre-approval by the Audit Committee of all audit services provided by our outside auditors and, subject to the de minimis exception under applicable SEC rules, all permissible non-audit services provided by our outside auditors. The Audit Committee has delegated to its chairman the authority to approve, within guidelines and limits established by the Audit Committee, specific services to be provided by our outside auditors and the fees to be paid. Any such approval must be reported to the Audit Committee at the next scheduled meeting. As required by Section 10A of the Exchange Act, the Audit Committee pre-approved all audit and non-audit services provided by our outside auditors during 2019 and 2018, and the fees paid for such services.

SERVICES PROVIDED BY THE OUTSIDE AUDITORS

As described above, the Audit Committee is responsible for the appointment, compensation, oversight, evaluation and termination of our outside auditors. Accordingly, the Audit Committee retained KPMG to serve as our independent registered public accounting firm for fiscal year 2020 on April 17, 2020.

The following table shows the fees for audit and other services provided by KPMG for fiscal years 2019 and 2018.

Fee Category	2019	2018

Audit Fees	$5,315,000	$5,100,000
Audit-Related Fees	753,500	1,300,000

Tax Fees	265,322	1,100,000
All Other Fees	—	—

Total Fees	$6,333,822	$7,500,000

Audit Fees.  This category includes fees for professional services rendered by KPMG for 2019 and 2018, for the audits of our financial statements included in our Annual Report on Form 10-K, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q.

Audit-Related Fees.  The 2018 fees include comfort letters, accounting consultation related to new accounting standards, and other audit related services. The 2019 fees include comfort letters and other audit related services.

Tax Fees.  This category includes fees billed for professional services rendered by KPMG in connection with tax consultation and tax compliance services in 2019 and 2018, respectively.

All Other Fees.  This category represents fees for all other services or products provided and not covered by the categories above. There were no such fees for 2019 and 2018.

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PROPOSALS TO BE PRESENTED

AT THE ANNUAL MEETING

Proposal 1: Election of Directors

Our Board of Directors has nominated for election at the Annual Meeting each of the following persons to serve until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified:

Bradley S. Jacobs
Gena L. Ashe
Marlene M. Colucci
AnnaMaria DeSalva
Michael G. Jesselson
Adrian P. Kingshott
Jason D. Papastavrou
Oren G. Shaffer

All of the nominees for directors listed above were elected by our stockholders at our 2019 annual meeting of stockholders. Information about the nominees is set forth above under the heading "Board of Directors and Corporate Governance—Directors."

In the event that any of these nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies voting for his or her election will be voted for any nominee who shall be designated by the Board of Directors to fill the vacancy. As of the date of this Proxy Statement, we are not aware that any of the nominees is unable or will decline to serve as a director if elected.

REQUIRED VOTE

The election of each of the eight (8) director nominees named in this Proxy Statement requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" a nominee must exceed the number of shares voted "against" such nominee) by holders of shares of our common stock (including those that would be issued if all of our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date). If any incumbent director standing for election receives a greater number of votes "against" his or her election than votes "for" his or her election, our bylaws require that such person must promptly tender his or her resignation to the Board of Directors.

RECOMMENDATION

Our Board of Directors recommends a vote "FOR" the election of each of the nominees listed above to our Board of Directors.

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Proposal 2: Ratification of the Appointment of KPMG LLP as our Independent Registered Public Accounting Firm for Fiscal Year 2020

The Audit Committee of our Board of Directors has appointed KPMG LLP ("KPMG") to serve as our independent registered public accounting firm for the year ending December 31, 2020. KPMG has served in this capacity since 2011.

We are asking our stockholders to ratify the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2020. Although ratification is not required by our bylaws or otherwise, our Board of Directors is submitting the appointment of KPMG to our stockholders for ratification as a matter of good corporate governance. If our stockholders fail to ratify the appointment of KPMG, the Audit Committee will consider whether it is appropriate and advisable to appoint a different independent registered public accounting firm. Even if our stockholders ratify the appointment of KPMG, the Audit Committee in its discretion may appoint a different registered public accounting firm at any time if it determines that such a change would be in the best interests of our company and our stockholders.

Representatives of KPMG are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions.

REQUIRED VOTE

Ratification of the appointment of KPMG as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the annual meeting at which a quorum is present.

RECOMMENDATION

Our Board of Directors recommends a vote "FOR" the ratification of the appointment of KPMG as our independent registered public accounting firm for fiscal year 2020.

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Proposal 3: Approval of an Amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan

We are asking our stockholders to approve an amendment (the "Amendment") to the company's 2016 Omnibus Incentive Compensation Plan (as amended from time to time, the "2016 Plan") which increases the number of shares of our common stock available for issuance thereunder by 1,150,000 shares to a total of 6,550,000 shares. Our Compensation Committee and our Board believe that this share increase is necessary to ensure that the company has a sufficient reserve of shares available to enable the company to make equity award grants that attract and retain the services of key individuals essential to the company's long-term growth and success. The Amendment was adopted by the Board on April 17, 2020, subject to, and effective upon, approval by our stockholders. Currently, the 2016 Plan provides that the maximum number of shares available for issuance pursuant to awards issued thereunder is 5,400,000 shares of our common stock. If the stockholders do not approve the Amendment, the Amendment will not become effective, the 2016 Plan will continue in effect (without giving effect to the Amendment), and we will be subject to the current share limit set forth in the 2016 Plan.

Background of the Amendment

Prior to recommending that the Board adopt the Amendment, the Compensation Committee considered the advice and input of management. The Amendment, as approved by our Board, is designed to allow us to continue to use different forms of compensation awards, retain and reward eligible participants under the 2016 Plan and strengthen the alignment of interests between management and our stockholders. The purpose of the Amendment is to continue promoting our interests and those of our stockholders by (1) enabling us to grant awards that attract and retain exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants), and (2) enabling such individuals to participate in, and motivating their efforts toward, our long-term growth and financial success. As of April 9, 2020, 1,270,591 shares of our common stock remained available for future grants under the 2016 Plan, which is our only incentive award plan with shares available for issuance. The Board and the Compensation Committee considered various factors, including (a) the number of shares available for issuance under the 2016 Plan, both currently and after giving effect to the Amendment and (b) the Company's potential burn rate, dilution and overhang data (described below).

Determination of Number of Shares for the Amendment

As of April 9, 2020, our capital structure consisted of: (i) 91,105,728 shares of outstanding common stock, (ii) 71,110 shares of preferred stock, which presently are convertible into 10,158,571 shares of our common stock and vote together with our common stock on an "as-converted" basis on all matters on which the common stock may vote, except as otherwise required by law, and separately as a class with respect to certain matters implicating the rights of holders of preferred stock, and (iii) warrants presently exercisable for an aggregate of 10,100,537 shares of our common stock at a price of $7.00 per share (the "Warrants"). Due to our capital structure, when calculating potential dilution, or overhang, in determining a reasonable number of shares of common stock to be reserved for issuance under the 2016 Plan and the Amendment, we assume our preferred stock is converted to shares of common stock and we include the Warrants using the treasury stock method, as shown in the table below.

Our Fully-Diluted Capitalization:
Shares of common stock	91,105,728
Shares of common stock issuable upon conversion of preferred stock	10,158,571
Shares of common stock issuable upon exercise of 10,100,537 Warrants (using the treasury method and assuming a price of $61.90 per share, which was the closing price of our common stock on the NYSE on April 9, 2020)	8,958,311
Fully-Diluted Common Stock Outstanding	110,222,610

The table below represents our potential overhang levels based on our fully-diluted common stock outstanding, as shown above, and our request for 1,150,000 additional shares to be available for awards pursuant to the Amendment.

Potential Overhang with 1,150,000 Additional Shares:
Total equity awards outstanding as of April 9, 2020		3,835,957
Options and Stock Appreciation Rights Outstanding*	575,755
Restricted Stock Units and Performance-based Restricted Stock Units Outstanding	3,260,202
Shares available for grant under the 2016 Plan		1,270,591
Additional requested shares		1,150,000
Total Potential Dilution, or Overhang		6,256,548
Potential Dilution as a Percentage of Fully-Diluted Common Stock Outstanding		5.68%
*
Weighted average exercise price: $12.29; weighted average remaining term: 2.22 years

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XPO BURN RATE

We actively manage our long-term dilution by limiting the number of shares subject to equity awards that we grant, commonly expressed as a percentage of total shares outstanding and referred to as "burn rate." Burn rate is a key measure of dilution that shows how rapidly a company is depleting its shares reserved for equity compensation plans, and differs from annual dilution because it does not take into account cancellations and other shares returned to the reserve. In order to calculate our burn rate, we include the number of stock options granted in any given period, plus the number of full value shares earned during the period and divide the total by the weighted average common shares outstanding.

We have calculated our burn rate under the 2016 Plan for the past three years, as set forth in the following table (share numbers rounded and reported in thousands):

	Fiscal Year Ended December 31,

		2019		2018		2017

Options Granted	0		0		0
Restricted Stock Units Granted	1,148		533		658
Performance-based Restricted Stock Units Vested	407		1,086		155
Weighted Average Common Shares Outstanding	96,000		123,000		115,000
Volatility Multiplier	2.0		2.0		2.0

3-Year Average

Burn Rate	3.24%	2.63%	1.42%	2.43%

Note:	Burn rate is calculated as (options granted + RSUs granted + Performance-based RSUs vested) / weighted average shares outstanding. All RSUs granted and Performance-based RSUs vested are adjusted using a multiplier of 2.0 options per share (based on the ISS methodology and the Company's 3-year average stock price volatility).

The purpose of the Amendment is to increase the number of authorized shares of our common stock available under the 2016 Plan. Our Board believes that this increase in authorized shares represents a reasonable amount of potential equity dilution and allows us to continue awarding equity incentives, which are an important component of our overall compensation program. Our Board and the Compensation Committee considered the following material factors, among others, in determining acceptable and targeted levels of dilution: competitive data from relevant peer companies, the current and future accounting expense associated with our equity award practices, stockholder feedback and the influence of certain proxy advisory firms. Our equity programs are revisited at least annually and assessed against these and other measures.

SUMMARY OF SIGNIFICANT FEATURES OF THE 2016 PLAN

The 2016 Plan (as modified by the Amendment) contains the following significant features:

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  The maximum total number of shares of common stock, par value $0.001 per share (our "common stock") that we may issue under the 2016 Plan is 6,550,000 shares (including 1,150,000 additional shares added by the Amendment). The closing trading price of our common stock on the NYSE on April 9, 2020 was $61.90;
  ■
  The maximum number of shares of our common stock available to be granted under the 2016 Plan to any participant in any fiscal year is 2,500,000;

  ■
  The maximum aggregate amount of cash and other property that is permitted to be paid or delivered under the 2016 Plan to any participant in any fiscal year is $10,000,000; and

  ■
  The value of shares of our common stock that are available to be granted pursuant to awards to any non-employee director in the 2016 Plan in any fiscal year is limited to $350,000 on the date of grant.

HIGHLIGHTS OF KEY CORPORATE GOVERNANCE PRACTICES AND PROVISIONS UNDER THE 2016 PLAN

The 2016 Plan promotes the interests of our stockholders and is consistent with principles of good corporate governance. The 2016 Plan includes, among other things, the following practices and provisions:

  ■
  Administered by an independent compensation committee.  Awards under the 2016 Plan are administered by our Compensation Committee, which is composed entirely of independent directors who meet the SEC and NYSE standards of independence.

  ■
  Awards require a minimum vesting period.  The 2016 Plan requires a minimum vesting period of one year, except that up to five percent of shares available for grant under the 2016 Plan may be granted without regard to this requirement.

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  ■
  Clawbacks.  All awards under the 2016 Plan are subject to recoupment or clawback under certain circumstances.

  ■
  No liberal share counting.  The 2016 Plan prohibits the reuse of shares withheld to satisfy the exercise price or tax withholding requirements of an award or share-based awards granted under the 2016 Plan that are settled in cash.

  ■
  Cap on awards to non-employee directors.  The value of shares (as of the date of grant) awarded to a single non-employee director during a fiscal year will not exceed $350,000.

  ■
  No discounted stock options or SARs.  All stock options and stock appreciation right awards (or "SARs") under the 2016 Plan must have an exercise price or base price that is not less than the fair market value of the underlying common stock on the date of grant.

  ■
  No repricing of stock options or SARs.  The 2016 Plan prohibits any repricing of stock options or SARs for shares or cash without stockholder approval.

  ■
  No tax gross-ups.  The 2016 Plan does not include any tax gross-up provisions.

  ■
  No reloads.  The 2016 Plan does not permit the grant of stock option reloads.

  ■
  No Dividends on Unvested Awards.  No dividends or dividend equivalents may be paid with respect to stock options, SARs, or cash awards. The 2016 Plan does not permit dividends or dividend equivalents to be paid in respect of any full value stock award until the underlying award becomes vested.

SUMMARY OF THE 2016 PLAN

The material terms of the 2016 Plan are summarized below. This summary does not contain all information about the 2016 Plan. This summary is qualified in its entirety by reference to, and should be read together with, the full text of the Amendment, which is attached to this Proxy Statement as Annex B, and full text of the 2016 Plan, which is attached to this Proxy Statement as Annex C.

Types of Awards

The 2016 Plan provides for the grant of options intended to qualify as incentive stock options ("ISOs") under Section 422 of the Code, nonqualified stock options ("NSOs"), stock appreciation rights ("SARs"), restricted share awards, restricted stock units ("RSUs"), performance compensation awards, performance units, cash incentive awards, deferred share units and other equity-based and equity-related awards, as well as cash-based awards.

Plan Administration

The 2016 Plan is administered by the Compensation Committee of our Board or such other committee our Board designates to administer the 2016 Plan (the "Committee"). Subject to the terms of the 2016 Plan and applicable law, the Committee has sole authority to administer the 2016 Plan, including, but not limited to, the authority to (1) designate plan participants, (2) determine the type or types of awards to be granted to a participant, (3) determine the number of shares of our common stock to be covered by awards, (4) determine the terms and conditions of awards, (5) determine the vesting schedules of awards and, if certain performance criteria were required to be attained in order for an award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (6) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the 2016 Plan, (7) establish, amend, suspend or waive such rules and regulations and appoint such agents as it should deem appropriate for the proper administration of the 2016 Plan, (8) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, awards, and (9) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the 2016 Plan.

Shares Available For Awards

Subject to adjustment for changes in capitalization, there are 5,400,000 shares of our common stock, in the aggregate, that are currently authorized for delivery pursuant to awards granted under the 2016 Plan, 3,400,000 shares of which may be granted pursuant to ISOs. If the Amendment is approved by stockholders, an additional 1,150,000 shares of our common stock would be available to be delivered pursuant to awards granted under the 2016 Plan so that the total number of shares available to be delivered pursuant to awards granted under the 2016 Plan would be 6,550,000, of which 5,400,000 may be granted pursuant to ISOs. Awards that are settled in cash do not reduce the number of shares available for delivery under the 2016 Plan. If any award granted under the 2016 Plan is forfeited, or otherwise expires, terminates or is canceled without the delivery of all shares subject thereto, then the number of shares subject to such award that were not issued are not treated as issued for purposes of reducing the maximum aggregate number of shares that may be delivered pursuant to the 2016 Plan.

Notwithstanding the foregoing, and for the avoidance of doubt, shares that were surrendered or tendered to us in payment of the exercise price of an award (including with respect to stock-settled SARs) or any taxes required to be withheld in respect of an award and awards based on the fair market value of a share that are settled other than by the delivery of shares (including

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cash settlement) do not become available again to be delivered pursuant to awards under the 2016 Plan or increase the number of shares that may be delivered pursuant to ISOs under the 2016 Plan. Subject to adjustment for changes in capitalization, the maximum number of shares of our common stock that is available to be granted pursuant to awards to any participant in the 2016 Plan in any fiscal year is 2,500,000. In the case of awards settled in cash based on the fair market value of a share, the maximum aggregate amount of cash that is permitted to be paid pursuant to awards granted to any participant in the 2016 Plan in any fiscal year is equal to the per-share fair market value as of the relevant vesting, payment or settlement date multiplied by the maximum number of shares which could be granted, as described above (i.e., 2,500,000 shares). The maximum aggregate amount of cash and other property (valued at fair market value) that is permitted to be paid or delivered pursuant to awards under the 2016 Plan (other than as described in the two immediately preceding sentences) to any participant in any fiscal year is $10,000,000. The maximum value of shares of our common stock that are available to be granted pursuant to awards to any non-employee director in the 2016 Plan in any fiscal year is $350,000 as of the date of grant. Subject to adjustment for changes in capitalization, the maximum number of shares of our common stock that is available to be granted pursuant to ISOs to any participant in the 2016 Plan in any fiscal year is 2,500,000.

Changes in Capitalization

In the event of any extraordinary dividend or other extraordinary distribution, recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off affecting the shares of our common stock, the Committee shall make equitable adjustments and other substitutions to the 2016 Plan and awards under the 2016 Plan in the manner it determined to be appropriate or desirable. In the event of any reorganization, merger, consolidation, combination, repurchase or exchange of our common stock or other similar corporate transactions, the Committee in its discretion is permitted to make such adjustments and other substitutions to the 2016 Plan and awards under the 2016 Plan as it deems appropriate or desirable.

Substitute Awards

The Committee is permitted to grant awards in assumption of, or in substitution for, outstanding awards previously granted by us or any of our affiliates or a company that we acquired or with which we combined. Any shares issued by us through the assumption of or substitution for outstanding awards granted by a company that we acquired do not reduce the aggregate number of shares of our common stock available for awards under the 2016 Plan, except that awards issued in substitution for ISOs will reduce the number of shares of our common stock available for ISOs under the 2016 Plan.

Source of Shares

Any shares of our common stock issued under the 2016 Plan consist, in whole or in part, of authorized and unissued shares or of treasury shares.

Eligible Participants

Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of our company or our affiliates is eligible to participate in the 2016 Plan. As of April 9, 2020, there were eight non-employee directors, three executive officers, approximately 97,000 employees globally, and approximately 9,000 consultants in the United States (the number of consultants engaged in other jurisdictions varies, and the Company generally does not expect to grant awards to consultants in such other jurisdictions).

Stock Options

The Committee is permitted to grant both ISOs and NSOs under the 2016 Plan. The exercise price for stock options may not be less than the fair market value (as defined in the 2016 Plan) of our common stock on the grant date. The Committee may not reprice any stock option granted under the 2016 Plan without the approval of our stockholders. All stock options granted under the 2016 Plan are NSOs unless the applicable award agreement expressly stated that the stock option was intended to be an ISO. Subject to the provisions of the 2016 Plan (including the minimum vesting period described below) and the applicable award agreement, the Committee determines, at or after the grant of a stock option, the vesting criteria, term, methods of exercise and any other terms and conditions of any stock option. Unless otherwise set forth in the applicable award agreement, each stock option expires upon the earlier of (i) the tenth anniversary of the date the stock option was granted and (ii) three months after the participant who was holding the stock option ceased to be a director, officer, employee or consultant for us or one of our affiliates. The exercise price is permitted to be paid with cash (or its equivalent) or, in the sole discretion of the Committee, with previously acquired shares of our common stock or through delivery of irrevocable instructions to a broker to sell our common stock otherwise deliverable upon the exercise of the stock option (provided that there was a public market for our common stock at such time), or, in the sole discretion of the Committee, a combination of any of the foregoing, provided that the combined value of all cash and cash equivalents and the fair market value of any such shares so tendered to us as of the date of such tender, together with any shares withheld by us in respect of taxes relating to a stock option, was at least equal to such aggregate exercise price.

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Stock Appreciation Rights

The Committee is permitted to grant SARs under the 2016 Plan. The exercise price for SARs may not be less than the fair market value (as defined in the 2016 Plan) of our common stock on the grant date. The Committee may not reprice any SAR granted under the 2016 Plan without the approval of our stockholders. Upon exercise of a SAR, the holder receives cash, shares of our common stock, other securities, other awards, other property or a combination of any of the foregoing, as determined by the Committee, equal in value to the excess, if any, of the fair market value of a share of our common stock on the date of exercise of the SAR over the exercise price of the SAR. Subject to the provisions of the 2016 Plan (including the minimum vesting period described below) and the applicable award agreement, the Committee determines, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR. Unless otherwise set forth in the applicable award agreement, each SAR expires upon the earlier of (i) the tenth anniversary of the date the SAR was granted and (ii) three months after the participant who was holding the SAR ceased to be a director, officer, employee or consultant for us or one of our affiliates. Under certain circumstances, the Committee has the ability to substitute, without the consent of the affected participant, SARs for outstanding NSOs. No SAR granted under the 2016 Plan could be exercised more than 10 years after the date of grant.

Restricted Shares and Restricted Stock Units

Subject to the provisions of the 2016 Plan, the Committee is permitted to grant restricted shares and RSUs. Restricted shares and RSUs are not permitted to be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the 2016 Plan or the applicable award agreement, except that the Committee may determine that restricted shares and RSUs are permitted to be transferred by the participant for no consideration. Restricted shares may be evidenced in such manner as the Committee determines.

An RSU is granted with respect to one share of our common stock or has a value equal to the fair market value of one such share. Upon the lapse of restrictions applicable to an RSU, the RSU may be paid in cash, shares of our common stock, other securities, other awards or other property, as determined by the Committee, or in accordance with the applicable award agreement. In connection with each grant of restricted shares, except as provided in the applicable award agreement, the holder is entitled to the rights of a stockholder (including the right to vote and receive dividends) in respect of such restricted shares. The Committee is permitted to, on such terms and conditions as it might determine, provide a participant who holds RSUs with dividend equivalents, payable in cash, shares of our common stock, other securities, other awards or other property.

Performance Units

Subject to the provisions of the 2016 Plan, the Committee is permitted to grant performance units to participants. Performance units are awards with an initial value established by the Committee (or that was determined by reference to a valuation formula specified by the Committee) at the time of the grant. In its discretion, the Committee sets performance goals that, depending on the extent to which they were met during a specified performance period, determine the number and/or value of performance units that are paid out to the participant. The Committee, in its sole discretion, is permitted to pay earned performance units in the form of cash, shares of our common stock or any combination thereof that has an aggregate fair market value equal to the value of the earned performance units at the close of the applicable performance period. The determination of the Committee with respect to the form and timing of payout of performance units is set forth in the applicable award agreement. The Committee is permitted to, on such terms and conditions as it might determine, provide a participant who holds performance units with dividends or dividend equivalents, payable in cash, shares of our common stock, other securities, other awards or other property.

Cash Incentive Awards

Subject to the provisions of the 2016 Plan, the Committee is permitted to grant cash incentive awards to participants. In its discretion, the Committee determines the number of cash incentive awards to be awarded, the duration of the period in which, and any condition under which, the cash incentive awards vest or are forfeited, and any other terms and conditions applicable to the cash incentive awards. Subject to the provisions of the 2016 Plan, the holder of a cash incentive award may receive payment based on the number and value of the cash incentive award earned, which is determined by the Committee, in its discretion, based on the extent to which performance goals or other conditions applicable to the cash incentive award have been achieved.

Other Stock-Based Awards

Subject to the provisions of the 2016 Plan, the Committee is permitted to grant to participants other equity-based or equity-related compensation awards, including vested stock, which shall be granted pursuant to the five percent limit described below under the header "Minimum Vesting Period." The Committee is permitted to determine the amounts and terms and conditions of any such awards.

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Clawbacks

The Company may clawback awards provided to eligible employees to the extent required by applicable law and as otherwise determined by the Compensation Committee and set forth in an award agreement.

Minimum Vesting Period

The 2016 Plan is subject to a designated vesting period of at least one year following the date of grant, except that up to five percent of shares available for grant under the 2016 Plan may be granted without regard to this requirement and the Committee may accelerate the vesting with respect to any such awards.

Amendment and Termination of the 2016 Plan

Subject to any applicable law or government regulation and to the rules of the applicable national stock exchange or quotation system on which the shares of our common stock may be listed or quoted, the 2016 Plan may be amended, modified or terminated by our Board without the approval of our stockholders, except that stockholder approval is required for any amendment that (i) increases the maximum number of shares of our common stock available for awards under the 2016 Plan or increases the maximum number of shares of our common stock that could be delivered pursuant to ISOs granted under the 2016 Plan, (ii) changes the class of employees or other individuals eligible to participate in the 2016 Plan, (iii) amends or decreases the exercise price of any option or SAR, (iv) cancels or exchanges any option or SAR at a time when its exercise price exceeds the fair market value of the underlying shares, (v) allows repricing of any option or SAR without stockholder approval, or (vi) constitutes a material increase in the benefits to be provided to eligible employees within the meaning of the New York Stock Exchange rules as of the date hereof. Under these provisions, stockholder approval is not be required for all possible amendments that might increase the cost of the 2016 Plan. No modification, amendment or termination of the 2016 Plan that materially and adversely impairs the rights of any participant is effective without the consent of the affected participant, unless otherwise provided by the Committee in the applicable award agreement.

The Committee is permitted to waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any award previously granted under the 2016 Plan, the Prior Plan or the Stock Option Plan (as defined below), prospectively or retroactively. However, unless otherwise provided by the Committee in the applicable award agreement or in the 2016 Plan, any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that materially and adversely impairs the rights of any participant to any award previously granted is not effective without the consent of the affected participant.

The Committee is authorized to make adjustments in the terms and conditions of awards in the event of any unusual or nonrecurring corporate event (including the occurrence of a change of control of our company) affecting us, any of our affiliates or our financial statements or the financial statements of any of our affiliates, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law whenever the Committee, in its discretion, determined that those adjustments were appropriate or desirable, including providing for the substitution or assumption of awards, accelerating the exercisability of, lapse of restrictions on, or termination of, awards or providing for a period of time for exercise prior to the occurrence of such event and, in its discretion, the Committee is permitted to provide for a cash payment to the holder of an award in consideration for the cancellation of such award.

Change of Control

The 2016 Plan provides that, unless otherwise provided in an award agreement, in the event of a change of control of our company, awards will be assumed and replaced by awards of equivalent value in connection with the change of control and such assumed awards will have so-called "double trigger" vesting provisions, such that the awards will vest in full and become immediately exercisable upon qualifying terminations of employment during the two-year period following the change of control. However, in the event that awards are not replaced with awards of equivalent value the vesting of the awards will generally accelerate immediately prior to the change of control.

Unless otherwise provided pursuant to an award agreement, a change of control is defined to mean any of the following events, generally:

  ■
  during any period, a change in the composition of a majority of the board of directors, as constituted on the first day of such period, that was not supported by a majority of the incumbent board of directors;

  ■
  consummation of certain mergers or consolidations of our company with any other corporation following which our stockholders hold 50% or less of the combined voting power of the surviving entity;

  ■
  the stockholders approve a plan of complete liquidation or dissolution of our company; or

  ■
  an acquisition by any individual, entity or group of beneficial ownership of a percentage of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors that was equal to or greater than 30%.

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Although award agreements may provide for a different definition of change of control than is provided for in the 2016 Plan, except in the case of a transaction described in the third bullet above, any definition of change of control set forth in any award agreement must provide that a change of control will not occur until consummation or effectiveness of a change of control of our company, rather than upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, will result in a change of control of our company.

Term of the 2016 Plan

No award may be granted under the 2016 Plan after May 15, 2029.

NEW PLAN BENEFITS

Awards under the 2016 Plan are made at the discretion of the Committee. Therefore, the benefits or amounts that will be received by or allocated to each named executive officer, all current executive officers as a group, all directors who are not executive officers as a group, and all employees who are not executive officers as a group, under the 2016 Plan if the Amendment is approved by stockholders are not presently determinable.

CERTAIN U.S. FEDERAL INCOME TAX ASPECTS OF THE 2016 PLAN

The following summary describes the U.S. Federal income tax treatment associated with options awarded under the 2016 Plan. The summary is based on the law as in effect on the date of this filing, which is subject to change (possibly retroactively). The summary does not purport to cover federal employment tax or other federal tax consequences that may be associated with the 2016 Plan, nor does it discuss state, local and foreign tax consequences. The tax treatment of participants in the 2016 Plan may vary depending on each participant's particular situation and may, therefore, be subject to special rules not discussed below. Participants are advised to consult with a tax advisor concerning the specific tax consequences of participating in the 2016 Plan.

Incentive Stock Options

Neither the grant nor the exercise of an ISO results in taxable income to the optionee for regular U.S. federal income tax purposes. However, an amount equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the ISO is being exercised will count as "alternative minimum taxable income" which, depending on the particular facts, could result in liability for the "alternative minimum tax" or AMT. If the optionee does not dispose of the shares issued pursuant to the exercise of an ISO until the later of the two-year anniversary of the date of grant of the ISO and the one-year anniversary of the date of the acquisition of those shares, then (a) upon a later sale or taxable exchange of the shares, any recognized gain or loss will be treated for tax purposes as a long-term capital gain or loss and (b) we will not be permitted to take a deduction with respect to that ISO for federal income tax purposes.

If shares acquired upon the exercise of an ISO were disposed of prior to the expiration of the two-year and one-year holding periods described above (a "disqualifying disposition"), generally the optionee will realize ordinary income in the year of disposition in an amount equal to the lesser of (i) any excess of the fair market value of the shares at the time of exercise of the ISO over the amount paid for the shares or (ii) the excess of the amount realized on the disposition of the shares over the participant's aggregate tax basis in the shares (generally, the exercise price). A deduction will generally be available to us equal to the amount of ordinary income recognized by the optionee. Any further gain realized by the optionee will be taxed as short-term or long-term capital gain and will not result in any deduction by us. A disqualifying disposition occurring in the same calendar year as the year of exercise will eliminate the alternative minimum tax effect of the ISO exercise.

Special rules may apply where all or a portion of the exercise price of an ISO is paid by tendering shares, or if the shares acquired upon exercise of an ISO are subject to substantial forfeiture restrictions. The foregoing summary of tax consequences associated with the exercise of an ISO and the disposition of shares acquired upon exercise of an ISO assumes that the ISO is exercised during employment or within three months following termination of employment. The exercise of an ISO more than three months following termination of employment will result in the tax consequences described below for NSOs, except that special rules apply in the case of disability or death. An individual's stock options otherwise qualifying as ISOs will be treated for tax purposes as NSOs (and not as ISOs) to the extent that, in the aggregate, they first become exercisable in any calendar year for stock having a fair market value (determined as of the date of grant) in excess of $100,000.

Nonqualified Stock Options

An NSO (that is, a stock option that does not qualify as an ISO) results in no taxable income to the optionee or deduction to us at the time it is granted. An optionee exercising an NSO will, at that time, realize taxable compensation equal to (i) the per-share fair market value on the exercise date minus the exercise price at the time of grant multiplied by (ii) the number of shares with respect to which the stock option is being exercised. If the NSO was granted in connection with employment, this taxable income will also constitute "wages" subject to withholding and employment taxes. A corresponding deduction will

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generally be available to us. The foregoing summary assumes that the shares acquired upon exercise of an NSO option are not subject to a substantial risk of forfeiture.

Restricted Stock and Restricted Stock Units

A restricted stock award results in no taxable income to the grantee or deduction to us at the time it is granted, unless the grantee elected to realize ordinary income in the year the award is granted in an amount equal to the fair market value of the restricted stock awarded, determined without regard to the restrictions. If no such election has been made, when the restrictions lapse with regard to any installment of restricted stock, the grantee will recognize ordinary income in an amount equal to the fair market value of the shares with respect to which the restrictions lapse. A grantee will not recognize income at the time an award of restricted stock units ("RSUs") is granted. The grantee will generally recognize ordinary income at the time the RSUs vest, in an amount equal to the cash paid or to be paid or the fair market value of the shares delivered or to be delivered. If the award of restricted stock or RSUs was granted in connection with employment, this taxable income will also constitute "wages" subject to withholding and employment taxes. A corresponding deduction will generally be available to the company.

Section 162(m)

In general, Section 162(m) of the Code currently provides that if, in any year, the compensation that is paid to any "covered employee" (as defined under Section 162(m)) exceeds $1,000,000 per person, any amounts that exceed the $1,000,000 threshold will not be deductible by the company for federal income tax purposes.

Section 409A

Section 409A of the Code imposes restrictions on nonqualified deferred compensation. Failure to satisfy these rules results in accelerated taxation, an additional tax to the holder in an amount equal to 20% of the deferred amount, and a possible interest charge. Stock options granted with an exercise price that is not less than the fair market value of the underlying shares on the date of grant will not give rise to "deferred compensation" for this purpose unless they involve additional deferral features. Stock options that are awarded under the 2016 Plan are intended to be eligible for this exception.

REQUIRED VOTE

The approval of an amendment to the company's 2016 Omnibus Incentive Compensation Plan requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

Recommendation

Our Board of Directors recommends a vote "FOR" approval of the resolution to approve the amendment to the company's 2016 Omnibus Incentive Compensation Plan to increase the number of available shares.

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Proposal 4: Advisory Vote to Approve Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted in July 2010, and Section 14A of the Securities Exchange Act of 1934, require that we provide our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. Accordingly, we are asking our stockholders to approve the following advisory resolution:

  "RESOLVED, that the stockholders of XPO Logistics, Inc. (the "company") hereby approve, on an advisory basis, the compensation of the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion set forth in the Proxy Statement for the company's 2020 Annual Meeting of Stockholders."

We encourage stockholders to review the Compensation Discussion and Analysis, the compensation tables and the related narrative disclosures included in this Proxy Statement. As described in detail under the heading "Executive Compensation—Compensation Discussion and Analysis," we believe that our compensation programs appropriately reward executive performance and align the interests of our NEOs and key employees with the long-term interests of our stockholders, while also enabling us to attract and retain talented executives.

This resolution, commonly referred to as a "say-on-pay" resolution, is non-binding on our Board of Directors. Although non-binding, our Board of Directors and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

At the 2018 annual meeting of stockholders, our stockholders voted to approve an annual holding of the advisory vote on executive compensation. This frequency will continue until the next required non-binding, advisory vote is held on the frequency of advisory votes on executive compensation in 2024, as per the SEC rules.

REQUIRED VOTE

Approval of this advisory resolution, commonly referred to as a "say-on-pay" resolution, requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the annual meeting at which a quorum is present.

RECOMMENDATION

Our Board of Directors recommends a vote "FOR" approval of the advisory resolution to approve executive compensation set forth above.

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Proposal 5: Stockholder Proposal Regarding Integration of Environmental, Social, and Governance ("ESG") Metrics Into Executive Compensation

We have been notified that the Office of the State Comptroller, State of New York, expects to introduce and support the following proposal at the annual meeting. This stockholder proponent has provided certification indicating that, as of November 26, 2019, it was the beneficial owner of 167,600 shares of the company's common stock, with an approximate value of $14,500,000, and that it intends to maintain such ownership through the date of the annual meeting. We are not responsible for the content of the stockholder proposal and the stockholder proponent's supporting statement, which are set forth below as they were submitted to us.

PROPOSAL

RESOLVED:  Shareholders of XPO Logistics, Inc. (XPO) urge the Board of Directors to examine and report to shareholders, at reasonable cost and omitting proprietary information, describing if, and how, it plans to integrate ESG metrics into the performance measures of named executive officers under the Company's compensation incentive plans. ESG is defined as how environmental, social, and governance considerations, and related financial impacts, are integrated into corporate strategy over the long term.

SUPPORTING STATEMENT:  Strong management of ESG risks has a positive effect on long-term shareholder value and value creation. Failure to adequately manage and disclose performance on ESG issues can pose regulatory, legal, reputational, and financial risks to a company and its shareholders.

Investors are increasingly calling for improved corporate disclosure of performance on material ESG issues. According to the 2019 UN Global Compact CEO Study, 84% of executives from the world's largest companies cited a clear link between sustainability and business value.

Additionally, that study found 66% of CEOs would agree to have their compensation linked to sustainability performance. A recent Mercer survey of 135 U.S. and Canadian companies found 30% of respondents use ESG metrics in their incentive compensation plans and 21% are considering incorporating metrics.

Effectively managing ESG issues offers positive opportunities for companies and should be a key metric by which executives are judged. By integrating ESG metrics into executive compensation, companies can reduce risks related to ESG underperformance by incentivizing executives to meet sustainability goals, thereby achieving greater long-term value for shareholders.

The Sustainability Accounting Standards Board identifies XPO's material ESG issues as labor practices; employee health and safety; supply chain management; accident and safety management; greenhouse gas emissions; and air quality. While XPO has taken steps to address these issues with various sustainability goals, it has not explicitly integrated ESG metrics into executive incentives. Furthermore, XPO has demonstrated poor performance related to the management of these risks, including:

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  Subsidiaries reportedly failing to respect workers' rights by classifying employees as independent contractors;

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  High-profile allegations relating to sexual harassment, gender discrimination, and retaliation at its warehouses;

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  Allegations and investigations regarding pregnancy discrimination following miscarriages that occurred after management disregarded requests for modified work during pregnancies;

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  Lagging behind its peers in implementing best practices and disclosure relating to carbon emissions and reduction targets.

Shareholders have voiced concern regarding XPO executive compensation practices through its most recent advisory vote on executive compensation, which received only 67% support from shareholders.

XPO should provide clarity regarding whether its plan to improve ESG performance includes integrating ESG metrics into executive compensation assessments.

STATEMENT IN OPPOSITION BY OUR BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote Against Stockholder Proposal No. 5

We Have a Proven Track Record of Consistently Integrating Environmental, Social and Governance ("ESG") Metrics into Our Long-Term Strategy and Using Those Metrics to Drive Performance.

An effective approach to managing risks associated with ESG objectives requires more than simply tying executive compensation to arbitrary goals. We understand that building a strong ESG footprint depends not just on setting goals, but on making progress towards those goals. That is why our approach to ESG and all areas of our business is one of purpose-driven progress rooted in innovation. This approach is fundamental to how we operate our business for the long-term. Our commitment to this approach is evidenced across our business practices and provides a more holistic and effective approach to these core principles than the limited measure proposed by the proponent.

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Last year we published our first Sustainability Report (the "2018 Sustainability Report"), which details our objectives and progress in the areas of environmental sustainability, social initiatives and governance performance. We intend to issue an updated report annually. As articulated in the 2018 Sustainability Report, the Board and management believe that XPO's "success depends on a strong governance structure, good corporate citizenship, inclusive workplaces, environmental responsibility and ethical business conduct that is beyond reproach." For example, the 2018 Sustainability Report highlighted our focus on environmental protection, particularly with respect to our transportation segment. In Europe, we are using a series of approaches, including alternative-fuel vehicles, multimodal options and technologies, to tailor solutions that minimize environmental impact, and in Iberia, we own high-capacity mega-trucks that reduce road miles and cut CO2 emissions by as much as 20% for the same freight volume. More information on our commitment to ESG initiatives can be found in the 2018 Sustainability Report, which is posted on our website. Another initiative highlighted in the 2018 Sustainability Report was our development of what we view as gold-standard benefits for women and families in the United States. As outlined in the 2018 Sustainability Report, when an XPO employee becomes a new parent through birth or adoption, that individual can qualify for up to six weeks of 100% paid leave as the infant's primary caregiver or up to two weeks' leave at 100% pay as the secondary caregiver. Moreover, while pregnant, a woman can request certain automatic accommodations or alternative work arrangements, with the guarantee that she'll continue to earn her base wage rate while the accommodation(s) is in place. She also receives up to 80 hours of 100% paid prenatal leave for health and wellness preparation for the child's arrival.

XPO's commitment to environmentally responsible practices has also earned it the US EPA SmartWay® Partnership certification. As stated in the Form 10-K for the year ended December 31, 2019, "[the Company] has a strong commitment to sustainability." For example, as disclosed in the Form 10-K for the year ended December 31, 2019, in the United States ("U.S."), XPO has been named a Top 75 Green Supply Chain Partner by Inbound Logistics for four consecutive years, and in 2016 we were awarded the label "Objectif CO2" for outstanding environmental performance of transport operations in Europe by the French Ministry of the Environment and the French Environment and Energy Agency. In Spain, all of our sites meet Leadership in Energy and Environmental Design ("LEED") energy certification standards for 100% consumption of renewable energy. In the United Kingdom ("U.K."), the warehouse of the future we created with Nestlé is scheduled to open in mid-year 2020. It utilizes environmentally friendly ammonia refrigeration systems, energy-saving light-emitting diode ("LED") lighting, air-source heat pumps for administration areas and rainwater harvesting. A number of our logistics facilities are ISO14001-certified, which ensures environmental and other regulatory compliances.

In transportation, we have made substantial investments in fuel-efficient Freightliner Cascadia tractors in North America; these use Environmental Protection Agency ("EPA") 2013-compliant and Greenhouse Gas 2014-compliant Selective Catalytic Reduction technology. In Europe, we own one of the industry's most modern road fleets: 98% compliant with Euro V, EEV and Euro VI standards.

Our Compensation Committee Is Best Positioned to Determine the Appropriate Metrics for Our Executive Compensation Programs.

Our Board believes that our Compensation Committee, which is composed entirely of independent directors, is best positioned to design and implement executive compensation arrangements tailored to our Company that will promote our goals and create long-term shareholder value. Further, the Compensation Committee should be able to exercise its business judgment on these matters at the appropriate times and without obligating itself to one approach through forced disclosure of future plans regarding selection of applicable metrics. The incentive compensation program is structured around financial and operational performance measures that the Compensation Committee believes are most important in driving the responsible, long-term growth of the business. Given that sustainable performance is inherent in our approach, incorporating explicit ESG performance metrics is not necessary at this time. We are fully committed to operating in a sustainable and ethical manner, and our Board believes that the proposal is not necessary.

We are committed to serving the interests of our employees, customers, stockholders and the global community. However, given that ESG goals are inherent in our strategy, we believe our existing compensation program already addresses the objectives of the proposal.

For these reasons, the Board of Directors unanimously urges stockholders to vote AGAINST Proposal No. 5.

REQUIRED VOTE

Approval of a policy requiring that the company examine and report to stockholders how it plans to integrate ESG metrics into performance measures of named executive officers requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

RECOMMENDATION

Our Board of Directors recommends a vote "AGAINST" this stockholder proposal.

77	©2020 XPO Logistics, Inc.

Proposal 6: Stockholder Proposal Regarding the Requirement that the Chairman of the Board be an Independent Director

We have been notified that the International Brotherhood of Teamsters, 25 Louisiana Avenue, NW, Washington, D.C. 20001, expects to introduce and support the following proposal at the annual meeting. This stockholder proponent has provided certification indicating that, as of December 17, 2019, it was the beneficial owner of 160 shares of the company's common stock, with an approximate value of $14,000, and that it intends to maintain such ownership through the date of the annual meeting. We are not responsible for the content of the stockholder proposal and the stockholder proponent's supporting statement, which are set forth below as they were submitted to us.

PROPOSAL

RESOLVED:  That shareholders of XPO Logistics, Inc. ("the Company"), urge the Board of Directors (the "Board") to take the steps necessary to adopt a policy, with amendments to governing documents as needed, so that, to the extent feasible, the Chairman of the Board shall be an independent director who has not previously served as an executive officer of the Company. The policy should be implemented so as not to violate any contractual obligations and should specify the process for selecting a new independent chairman if the chairman ceases to be independent between annual meetings of shareholders or if no independent director is available and willing to serve as chairman.

SUPPORTING STATEMENT:  XPO's CEO currently serves as Board Chairman. In our view, the chairman should be an independent director, who has not previously served as an executive, in order to provide robust oversight and accountability of management, and to facilitate effective deliberation of corporate strategy, which we believe, is difficult to accomplish when the CEO serves as chairman. Even with robust responsibilities, we believe the position of a lead independent director is inadequate to this task because ultimate responsibility for board leadership remains with the chairman/CEO. We also do not believe the recent creation of a vice-chair role remedies the situation, with the position confusing rather than enhancing the board leadership structure.

In our opinion, these considerations are especially critical at XPO given the media and political scrutiny of the Company's culture. In 2018, on the heels of a front page New York Times investigation into a spate of miscarriages and allegations of pregnancy discrimination at a Memphis facility owned by XPO and operated on behalf of Verizon, nine U.S. Senators wrote to XPO (and Verizon) calling for immediate changes to the "allegedly deleterious workplace practices." Separately, 97 U.S. House representatives called on the House Committee on Education and the Workforce to investigate allegations of pregnancy discrimination, sexual harassment and hazardous working conditions at the Company. XPO's response included changing its pregnancy care policy and closing the warehouse. Even so, the story continued to generate negative media coverage, notably a July 2019 story on HBO's "Last Week Tonight with John Oliver," which interviewed a former Memphis XPO worker concerning working conditions at the facility as part of a segment on warehouse employment.

In the midst of such scrutiny, we believe an independent chairman can be invaluable in ensuring XPO maintains good communications and credibility with stakeholders. In addition, independent board leadership could strengthen board management dialogue on corporate culture and compliance.

We urge fellow shareholders to vote FOR this proposal.

STATEMENT IN OPPOSITION BY OUR BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote Against the Stockholder Proposal No. 6

Mr. Jacobs' Combined Role of Chairman and CEO Serves the Best Interests of XPO's Stockholders.

At this time, the Board believes that the short-term and long-term interests of the Company's stockholders are best served by Bradley S. Jacobs serving as both Board Chairman and Chief Executive Officer. Mr. Jacobs has an important record of creating significant value for stockholders. Since Mr. Jacobs joined XPO as Chairman and CEO in 2011, XPO's annual revenue has grown from less than $200 million to more than $16 billion, making XPO the seventh best-performing stock of the last decade on the Fortune 500, based on Bloomberg market data. Under his leadership, the Company has won numerous accolades, including being named one of the "World's Most Admired Companies" by Fortune magazine and one of "America's Best Employers" by Forbes magazine. On January 15, 2020, Mr. Jacobs underscored his commitment to maximize shareholder value when XPO announced that the Board had authorized a review of strategic alternatives, including the possible sale or spin-off of one or more of XPO's business units. The strategic alternatives review demonstrates the agility with which Mr. Jacobs can focus on creating value for shareholders, while remaining intensely committed to the satisfaction of our customers and employees. The Board believes that Mr. Jacobs' leadership in both his Board and executive roles has been critical to the success of XPO's business and culture, and that separating the roles would be deleterious in both the near-term and the long-term and would unduly risk the speed and quality of the Company's decision-making process.

XPO Has a Robust Governance Structure that Ensures Independent Oversight of Management.

The Company's robust corporate governance structure enables the Board to strike the right balance between decisive leadership and rigorous independent oversight of management. The current Board composition is highly independent. Currently eight out of XPO's nine directors are independent, four of whom have been added to the Board since 2016. Furthermore, the Board's committees and the committee chairs are comprised solely of independent directors. The charters of

78	©2020 XPO Logistics, Inc.

these committees require that all members be independent, with the sole exception of the Acquisition Committee. However, the current members of the Acquisition Committee are also all independent.

To complement the roles of the committees and the committee chairs in providing effective independent oversight, the Board has established two leadership positions for independent directors—the Lead Independent Director and the Vice Chairman.

The authorities and duties of the Lead Independent Director include, among others: (i) presiding at executive sessions of outside directors and at meetings of the Board where the Chairman is not present; (ii) coordinating with the Chairman with respect to meeting agendas and approving final meeting agendas; (iii) coordinating with the Chairman as to appropriate Board meeting schedules to ensure sufficient time for discussion of all agenda items; (iv) coordinating with the Chairman on the materials sent to the Board, and approving final meeting materials; (v) calling and chairing sessions of the Independent Directors; (vi) ensuring availability for direct stockholder communication as appropriate, if requested by major stockholders; and (vii) serving as a liaison between the Chairman and the non-management directors.

Michael Jesselson, an independent director who has an exemplary record as a director of XPO and who has substantial public company board experience, has served as the Lead Independent Director since 2016. The Board believes that the position of Lead Independent Director has served as an effective balance to the dual role served by Mr. Jacobs.

In early 2019, the Board established an independent Vice Chairman position as part of its ongoing commitment to strong corporate governance. The position of Vice Chairman is defined as an independent director with authorities and duties that include, among others: (i) presiding at meetings of the Board where the Chairman and the Lead Independent Director are not present; (ii) assisting the Chairman, when appropriate, in carrying out his or her duties; (iii) assisting the Lead Independent Director, when appropriate, in carrying out his or her duties; and (iv) such other duties, responsibilities and assistance as the Board or the Chairman may determine.

AnnaMaria DeSalva, an independent director who has a wealth of experience with public policy development, has served as Vice Chairman of the Board since February 2019. In this role, Ms. DeSalva provides support on key governance matters and stockholder engagement to the Chairman, the Lead Independent Director and the rest of the Board.

To encourage open discussion without management's influence, XPO's Corporate Governance Guidelines (available on the Company's corporate website at www.xpo.com under the Investors tab) require that non-management directors meet one or more times annually without the presence of management. To further facilitate independent oversight, the Corporate Governance Guidelines provide for Board members' unfettered access to senior XPO officers and outside advisors, and also require directors to "exercise appropriate diligence in making decisions and in overseeing management of the Company . . . based on the best interests of the Company and its stockholders and without regard to any personal interest."

As a result of these strong governance practices, the independent oversight of management and of issues of fundamental importance to the Company is already delegated to the Board's independent directors, including two independent directors who are part of the Board's mandated leadership structure.

XPO's Existing Governance Structure Strikes the Right Balance Between Ensuring Independent Oversight of Management and Not Limiting the Board's Imperative Flexibility.

As the Company's Board of Directors has repeatedly demonstrated over the years, the Board takes matters of corporate governance very seriously and believes that an appropriate balance already exists between Mr. Jacobs' effective leadership and the robust corporate governance practices in effect. The Board of Directors of XPO also believes that the Company should maintain the flexibility to select the most appropriate Board structure based on myriad internal and external factors. The proposal, which requires that the Chairman be an independent director who has not previously served as an executive officer of the Company, would unduly restrict the Board from determining the best structure at a particular time and, thus, would not be in the best interests of the Company and its stockholders. The Board's opinion in this matter is the product of its regular evaluations of Board policies, as well as its careful consideration of the proposal at hand.

Therefore, the Board believes that this proposal is both unnecessary and not in the best interests of XPO's stockholders, particularly as it would deprive the Board of the flexibility required to exercise its business judgment in selecting the most qualified and appropriate individuals to lead the Board.

For these reasons, the Board of Directors unanimously urges stockholders to vote AGAINST Proposal No. 6.

REQUIRED VOTE

Approval of a policy requiring that the chairman of the Board of Directors be appointed from among independent directors requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

RECOMMENDATION

Our Board of Directors recommends a vote "AGAINST" this stockholder proposal.

79	©2020 XPO Logistics, Inc.

Proposal 7: Stockholder Proposal Regarding Ways to Strengthen the Prevention of Workplace Sexual Harassment and Align Senior Executive Compensation Incentives

We have been notified that the Service Employees International Union Pension Plans Master Trust, 1800 Massachusetts Ave., NW Washington, D.C. 20036 expects to introduce and support the following proposal at the Annual Meeting. This stockholder proponent has provided certification indicating that, as of December 12, 2019, it was the beneficial owner of 3,015 shares of the company's common stock, with an approximate value of $258,000, and that it intends to hold at least the minimum number of shares of the company's common stock required by the SEC through the date of the Annual Meeting. We are not responsible for the content of the stockholder proposal and the stockholder proponent's supporting statement, which are set forth below as they were submitted to us.

PROPOSAL

RESOLVED:  That shareholders of XPO Logistics ("XPO") urge the Board of Directors to strengthen XPO's prevention of workplace sexual harassment by formalizing the Board's oversight responsibility, aligning senior executive compensation incentives, reviewing (and if necessary overseeing revision of) company policies, and reporting to shareholders by December 31, 2020 on actions taken (omitting confidential and proprietary information, as well as facts relevant to claims against XPO of which XPO has notice).

SUPPORTING STATEMENT:  Recently, workplace sexual harassment has generated substantial attention from the media and policy makers and has spurred significant public debate. The high-profile #metoo social media hashtag, and sexual harassment claims involving public figures like Bill O'Reilly, Steve Wynn, and Les Moonves, have highlighted the prevalence and impact of harassment. The proportion of Americans who believe workplace sexual harassment is a serious problem increased from 47% in 2011 to 64% in 2017. (Cornerstone)

Workplace sexual harassment can damage companies in several ways. First, it may harm corporate reputation, alienating consumers. A recent study reported in the Harvard Business Review found that a single sexual harassment claim makes a company seem less equitable and that sexual harassment, more than financial misconduct, is perceived as evincing a problematic corporate culture. (https://hbr.org/2018/06/research-how-sexual-harassment-affects-a-companys-public-image?utm_source=twitter&utm_campaign=hbr&utm_medium=social)

As well, a company whose corporate culture tolerates sexual harassment tends to have higher turnover and less productive employees. The Center for American Progress estimates median turnover costs at 21% of an employee's annual salary. Productivity can fall due to absenteeism, lower motivation, greater conflict and avoiding interaction with harassers. (https://law.vanderbilt.edu/phd/faculty/joni- hersch/2015_Hersch_Sexual_Harassment_in_the_Workplace_IZAWOL_Oct15.pdf)

Sexual harassment allegations can also lead to declines in share value. For example, the market capitalization of Wynn Resorts dropped by $3 billion over two days after sexual harassment allegations against CEO Steve Wynn surfaced. (https://www.marketwatch.com/story/wynn-resorts-shares-tank-after-report-of-sexual-misconduct-by-owner-steve-wynn-2018-01-26)

Robust board oversight is especially important at XPO following multiple reports of sexual harassment, as well as gender and pregnancy discrimination—prompting calls for an investigation by 97 U.S. House Representatives. In 2018, at least 12 women at three XPO warehouses filed charges with the Equal Employment Opportunity Commission alleging sexual harassment and discrimination by supervisors, and in certain cases retaliation. In September, the New York Times published a front-page investigation into a spate of miscarriages at a Memphis warehouse currently operated by XPO. The report, which prompted inquiries from nine U.S. Senators into pregnancy discrimination at XPO, asserts that many of the women involved were denied doctor requests for modified work. Accounts of sexual harassment, gender bias, and pregnancy discrimination have also arisen at an XPO run warehouse in Guadalajara, Spain. The Memphis XPO Warehouse was featured in a story by John Oliver HBO show "Last Week Tonight" in July 2019, that shows the looseness of the investigation into the issues at the warehouse and how the company finally acknowledges that there is no written reporting on the Memphis investigation (https://www.commercialappeal.com/story/news/2019/07/03/john-oliver-mentions-memphis-xpo-logistics-having-poor-working-conditions-hbo/1637644001/)

We urge shareholders to support this proposal.

STATEMENT IN OPPOSITION BY OUR BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote Against the Stockholder Proposal No. 7

The Board of Directors of XPO has reviewed the proposal and the Company's existing policies and practices with respect to the prevention of sexual harassment. As explained in more depth below, XPO's existing policies and procedures already provide a robust framework to prevent any kind of workplace harassment, including sexual harassment, and thus the Board believes the proposal is unnecessary.

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The Board Has Already Formalized Its Oversight Role in the Company's Policies and Public Disclosures.

With regard to the prevention of workplace harassment, including sexual harassment, the Board has already defined its oversight role in a clear and sufficient manner in the Company's policies and public disclosures. The Board has established the Company's Code of Business Ethics and other Business Ethics Policies (including the No Discrimination, Harassment or Retaliation Policy) that expressly focus on preventing sexual harassment and discrimination.

In addition, as disclosed in this Proxy Statement, the Board provides overall risk oversight with a focus on the most significant risks facing the Company, and regularly discusses current and potential risks and approaches for assessing, monitoring, mitigating and controlling risk exposure. To assist with the Board's risk oversight function, the Board has established four committees, including the Audit Committee, which is specifically responsible for supporting the Board's oversight of the Company's compliance with legal and regulatory requirements, including the prevention of sexual harassment. Such responsibility of the Audit Committee is clearly delineated in its charter.

XPO's Executive Compensation Structure Is Aligned with the Interests of XPO's Stockholders.

The Board has already addressed the second request of the proposal; that is, "aligning senior executive compensation incentives." Putting aside the proposal's critical flaw of not providing clarity on what kind of alignment would be expected, the Board has already implemented a compensation structure that strikes an appropriate balance in motivating senior executives to deliver long-term results for the Company's stockholders, while simultaneously holding its senior leadership team accountable. The Company's executive compensation consists of fixed base salaries and variable incentive compensation in the form of annual cash incentives and equity grants that emphasize pay for performance and, in the case of equity-based grants, achievement of long-term performance goals.

Specifically, with regard to the Company's named executive officers (NEOs), the total reward package for each NEO reflects assessments of individual responsibilities, contributions to corporate performance, the company's trend on total stockholder return and overall company success in reaching strategic goals. The Company has also established a broad clawback policy, under which the Company may recoup executive compensation in the event of certain misconduct that violates Company policies. Accordingly, the Company has already aligned its senior executive compensation incentives with the interests of the Company's stockholders.

XPO Has Already Established Policies and Procedures to Prevent Workplace Sexual Harassment.

The Company has already established policies and procedures intended to prevent any kind of workplace harassment, including sexual harassment. The Company's Code of Business Ethics makes it clear that the Company does not tolerate harassment or discrimination on the basis of any protected category or class and that the Company's employees, officers and directors must not engage in any abusive, harassing or offensive conduct, whether verbal, physical or visual. XPO employees are introduced to the Code of Business Ethics during their new-hire orientation process and provided a copy of the Code of Business Ethics as part of their new-hire package of information. In 2019, more than 37,000 employees completed a mandatory training course dedicated to refreshing their awareness and understanding of the Code of Business Ethics.

The Company has a No Discrimination, Harassment or Retaliation Policy (the "Policy") to further reinforce the prevention of workplace harassment. The Policy provides for, among other things, the prohibition of discrimination, harassment or retaliation in the workplace; the prompt investigation of all claims of discrimination, harassment or retaliation; and appropriate remedial action, up to and including dismissal. The Policy, together with the Company's Code of Business Ethics, also sets forth specific reporting procedures that include the Ethics Hotline, where concerns can be reported anonymously if desired by employees. Like the refresher training on the Company's Code of Business Ethics, XPO provided refresher training in 2019 and early 2020 for nearly 70,000 employees on the Policy. The Respect in the Workplace training met federal and state requirements and described the Company's policies regarding workplace harassment, discrimination and retaliation and reinforced the numerous reporting procedures available to all employees.

Taken together, the Code of Business Ethics, Policy, Ethics Hotline, employee training and supporting communications that are posted in XPO workplaces provide a robust framework to continuously address any potential incidence of harassment, discrimination or retaliation throughout the Company.

To ensure that all employees of the Company understand and comply with the Company's values and rules of conduct, the Company distributes an Employee Handbook to each employee upon hiring and makes the Employee Handbook available via an online employee portal. The Employee Handbook explains the internal policies of the Company in detail, including the Code of Business Ethics and the Policy. The Employee Handbook is reviewed annually by Company management; it was most recently reviewed and updated in February 2020.

The Company also regularly reviews and supplements its policies as needed, and the Board participates in various reviews and advises management regarding these topics. For example, when allegations were raised in 2018 related to the Company's pregnancy accommodation practices, the Company engaged Tina Tchen, former Chief of Staff to First Lady Michelle Obama and Executive Director of the White House Council on Women and Girls, to assess the Company's implementation of its accommodation policy. While Ms. Tchen found no wrong-doing by the Company, she recommended

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additional education and training of supervisors and workers, which the Company immediately implemented. In advance of Ms. Tchen's review, the Company adopted a new Pregnancy Care Policy that far exceeds any federal, state or local requirements and is one of the most progressive policies in the country.

Since being enacted on January 1, 2019, the Company has granted more than 1,135 accommodations to over 600 pregnant employees, 85% of whom are hourly employees. In conjunction with the introduction of the new Pregnancy Care Policy, the Company also enacted a Family Bonding Policy on January 1, 2019 to provide paid leave for parents to bond with their newborn or newly adopted child. Primary caregivers receive 100% of pay for six weeks, and secondary caregivers receive 100% of pay for two weeks. In 2019, 1,216 employees utilized the paid parental leave benefit, including 355 primary caregivers, 245 of whom are female and 110 of whom are male.

The Board believes that the Company's policies effectively articulate and implement its longstanding support for, and continued commitment to, the prevention of sexual harassment, and therefore adoption of the proposal would not provide any additional benefits or safeguards. For these reasons, the Board of Directors unanimously urges stockholders to vote AGAINST Proposal No. 7.

REQUIRED VOTE

Approval of a policy requiring the company to adopt measures to strengthen prevention of workplace sexual harassment and align senior executive compensation incentives requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

RECOMMENDATION

Our Board of Directors recommends a vote "AGAINST" this stockholder proposal.

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Proposal 8: Stockholder Proposal Regarding Acceleration of Executive Equity Awards in the Case of a Change in Control

We have been notified that the CtW Investment Group, 1900 L Street NW, Suite 900, Washington, D.C. 20036 expects to introduce and support the following proposal at the Annual Meeting. This stockholder proponent has provided certification indicating that, as of December 20, 2019, it was the beneficial owner of 38 shares of the company's common stock, with an approximate value of $3,300, and that it intends to hold at least the minimum number of shares of the company's common stock required by the SEC through the date of the Annual Meeting. We are not responsible for the content of the stockholder proposal and the stockholder proponent's supporting statement, which are set forth below as they were submitted to us.

PROPOSAL

RESOLVED:  The shareholders ask the Board of Directors of XPO Logistics, Inc. to adopt a policy that in the event of a change in control (as defined under any applicable employment agreement, equity incentive plan or other plan), there shall be no acceleration of vesting of any equity award granted to any senior executive officer, provided, however, that the Board's Compensation Committee may provide in an applicable grant or purchase agreement that any unvested award will vest on a partial, pro rata basis up to the time of the senior executive officer's termination, with such qualifications for an award as the Committee may determine.

For purposes of this Policy, "equity award" means an award granted under an equity incentive plan as defined in Item 402 of the SEC's Regulation S-K, which addresses elements of executive compensation to be disclosed to shareholders. This resolution shall be implemented so as not to affect any contractual rights in existence on the date this proposal is adopted, and it shall apply only to equity awards made under equity incentive plans or plan amendments that shareholders approve after the date of the 2020 annual meeting.

SUPPORTING STATEMENT:  XPO Logistics ("Company") allows senior executives to receive an accelerated award of unearned equity under certain conditions after a change of control of the Company. We do not question that some form of severance payments may be appropriate in that situation. We are concerned, however, that current practices at the Company may permit windfall awards that have nothing to do with an executive's performance.

According to last year's proxy statement, a change in control could have accelerated the vesting of approximately $60 million worth of long-term equity to the Company's five senior executives, with Chairman and Chief Executive Officer Bradley Jacobs entitled to over $38 million.

We are unpersuaded by the argument that executives somehow "deserve" to receive unvested awards. To accelerate the vesting of unearned equity on the theory that an executive was denied the opportunity to earn those shares seems inconsistent with a "pay for performance" philosophy worthy of the name.

We do believe, however, that an affected executive should be eligible to receive an accelerated vesting of equity awards on a pro rata basis as of his or her termination date, with the details of any pro rata award to be determined by the Compensation Committee.

According to Institutional Shareholder Services, 38% of Russell 3000 companies prohibited equity acceleration of performance based shares upon a change of control in 2018.

We urge you to vote FOR this proposal.

STATEMENT IN OPPOSITION BY OUR BOARD OF DIRECTORS

The Board of Directors Unanimously Recommends a Vote Against Stockholder Proposal No. 8

The Current Structure of Equity Awards Aligns the Interests of our Senior Executives and Stockholders, Encourages Stability During a Potential Change in Control, and Rewards Executives for their Performance.

As we describe in detail in the section of this Proxy Statement titled "Executive Compensation—Compensation Discussion and Analysis," our compensation program for senior executives is premised on our dedication to our pay-for-performance culture and our commitment to align executive compensation with long-term stockholder value. We believe that our Compensation Committee, which is composed entirely of independent directors, is best suited to design and implement executive compensation arrangements that are appropriate for our Company and our stockholders, including with respect to the treatment of equity awards in connection with a change in control.

The proponent attempts to preemptively bind the Compensation Committee with respect to a singular element of our executive compensation program. The proposal would prohibit the Compensation Committee from providing for accelerated vesting of unvested equity awards held by senior executive officers upon the occurrence of a change in control and permit only pro rata vesting of equity awards up to the time of a senior executive officer's termination of employment following a change in control. In the context of a potential change in control, any perceived lack of protection of the value of unvested equity awards can create conflicts of interest and distractions because of uncertainty that may arise for executives, such as loss of job security. Accelerated equity award vesting can eliminate potential disincentives for executives to forego pursuing a change in control

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transaction that would benefit stockholders. In particular, accelerated vesting aligns the interests of stockholders and executives by allowing key decision makers to remain objective and focused on maximizing stockholder value up to and following a potential change in control. The Compensation Committee should be able to exercise its business judgment to determine whether, and under what circumstances, the accelerated vesting of equity awards is in the best interest of the Company and our stockholders.

Adopting the Proposal Would Limit the Company's Ability to Attract and Retain Talented Executives.

As indicated in the proponent's supporting statement, pro rata vesting is not market practice—in fact, approximately 86% of companies in the Russell 3000 in 2019 did not prohibit accelerated vesting of performance-based equity awards upon a change in control according to Institutional Shareholder Services. Therefore, limiting the business judgment of the Compensation Committee and adopting the proponent's one-size-fits-all approach could place us at a competitive disadvantage in attracting and retaining senior executives, particularly if a change in control transaction is pending or contemplated.

Further, accelerated vesting of equity awards is an effective way for us to retain our leadership team up to and following a change in control transaction. Retaining senior executives while a change in control transaction is pending can be particularly important to the Company's continued success because the loss of such executives could jeopardize a pending transaction or adversely affect the Company's business prospects or operations if the transaction is not completed. Adopting the proposal could create a significant disadvantage in retaining key executives, which could result in executive turnover that would be detrimental to the Company and our stockholders.

The Company's Demonstrated Commitment to Pay-For-Performance Refutes the Allegations Made in the Proposal

Although we believe many of the assertions in the proponent's supporting statement are irrelevant to the proposal itself, we want to specifically add context to several misleading statements related to our commitment to our pay-for-performance philosophy. The proponent suggests that accelerated vesting of equity awards is premised on our belief that executives are denied the opportunity to earn those shares in the event of a change in control transaction. However, it is for the reasons articulated above and in the Compensation Discussion and Analysis section of our proxy statement that our Board believes that the current structure of the Company's executive compensation awards is appropriate and effective. Moreover, the proponent fails to acknowledge our continued commitment to our pay-for-performance philosophy. For example, the Company's executive compensation program consists of fixed base salaries and variable incentive compensation in the form of annual cash incentives and equity grants that emphasize pay for performance. In addition, the total reward package for each named executive officer reflects an assessment of individual responsibilities, contributions to corporate performance, the Company's trend on total stockholder return, and the Company's overall success in achieving its strategic goals. Further, all of the outstanding equity awards granted to Mr. Jacobs, Mr. Cooper and Mr. Harik are performance-based, demonstrating our Company's strong commitment to aligning executive compensation with long-term stockholder value.

Accordingly, our Board believes that the current structure of our executive compensation program, including the provisions related to accelerated vesting of equity awards, appropriately reflects our pay-for-performance philosophy, aligning the interests of our executives with those of our stockholders and allowing us to attract and retain talented executives.

For these reasons, the Board of Directors unanimously urges stockholders to vote AGAINST Proposal No. 8.

REQUIRED VOTE

Approval of a policy requiring that in the event of a change in control there shall be no acceleration of vesting of senior executive officers' equity awards requires the affirmative vote of a majority of the votes cast (meaning the number of shares voted "for" such proposal must exceed the number of shares voted "against" such proposal) by holders of shares of our common stock (including those that would be issued if all our outstanding Series A Preferred Stock had converted into shares of our common stock as of the Record Date) at the Annual Meeting at which a quorum is present.

RECOMMENDATION

Our Board of Directors recommends a vote "AGAINST" this stockholder proposal.

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OTHER MATTERS

We do not expect that any matter other than the foregoing proposals will be brought before the 2020 Annual Meeting. If, however, such a matter is properly presented at the Annual Meeting or any adjournment or postponement of the Annual Meeting, the persons appointed as proxies will vote as recommended by our Board of Directors or, if no recommendation is given, in accordance with their judgment.

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ADDITIONAL INFORMATION

AVAILABILITY OF ANNUAL REPORT AND PROXY STATEMENT

If you would like to receive a copy of our 2019 Annual Report or this Proxy Statement, please contact us at: Investor Relations, XPO Logistics, Inc., Five American Lane, Greenwich, CT 06831 or by telephone at 1-855-976-6951, and we will send a copy to you without charge.

A NOTE ABOUT OUR WEBSITE

Although we include references to our website (www.xpo.com) throughout this proxy statement, information that is included on our website is not incorporated by reference into, and is not a part of, this proxy statement. Our website address is included as an inactive textual reference only.

We use our website as one means of disclosing material non-public information and for complying with our disclosure obligations under the SEC's Regulation FD. Such disclosures typically will be included within the Investor Relations section of our website. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, SEC filings and public conference calls and webcasts.

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ANNEX A - RECONCILIATION OF NON-GAAP MEASURES

CONSOLIDATED RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA (DOLLARS IN MILLIONS)

	Years Ended December 31,

	2019	2018	2017	2016	2015	2012
Net income (loss) attributable to common shareholders	$379	$390	$312	$63	$(246)	$(23)
Preferred stock beneficial conversion charge	—	—	—	—	52	—
Distributed and undistributed net income	40	32	28	6	3	3
Net income attributable to noncontrolling interests	21	22	20	16	(1)	—

Net income (loss)	440	444	360	85	(192)	(20)

Debt commitment fees	—	—	—	—	20	—
Debt extinguishment loss	5	27	36	70	—	—
Other interest expense	292	217	284	361	187	3
Loss on conversion of convertible senior notes	—	—	1	—	10	—
Income tax provision (benefit)	129	122	(99)	22	(91)	(11)
Accelerated amortization of trade names	—	—	—	—	2	—
Depreciation and amortization expense	739	716	658	643	363	2
Unrealized loss (gain) on foreign currency option and forward contracts	9	(20)	49	(36)	3	—

EBITDA	$1,614	$1,506	$1,289	$1,145	$302	$(26)

Transaction, integration and rebranding costs	5	33	78	103	201	—
Restructuring costs	49	21	—	—	—	—
Litigation costs	—	26	—	—	—	—
Gain on sale of equity investment	—	(24)	—	—	—	—
Gain on sale of intermodal equipment	—	—	—	—	(10)	—

Adjusted EBITDA	$1,668	$1,562	$1,367	$1,248	$493	$(26)

Adjusted EBITDA divested North American Truckload business	—	—	—	80	19	—

Adjusted EBITDA excluding Truckload	$1,668	$1,562	$1,367	$1,168	$474	$(26)

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CONSOLIDATED RECONCILIATION OF GAAP NET INCOME AND NET INCOME PER SHARE TO ADJUSTED NET INCOME AND ADJUSTED NET INCOME PER SHARE (DOLLARS IN MILLIONS, EXCEPT PER SHARE DATA)

	Years Ended December 31,

	2019	2018
GAAP net income attributable to common shareholders	$379	$390
Debt extinguishment loss	5	27
Unrealized loss (gain) on foreign currency option and forward contracts	9	(20)
Impairment of customer relationship intangibles	6	—
Transaction, integration and rebranding costs	5	33
Restructuring costs	49	21
Litigation costs	—	26
Gain on sale of equity investment	—	(24)
Income tax associated with the adjustments above	(18)	(15)
Impact of noncontrolling interests on above adjustments	(2)	(2)
Allocation of undistributed earnings	(5)	(4)

Adjusted net income attributable to common shareholders	$428	$432

Adjusted basic earnings per share	$4.46	$3.51
Adjusted diluted earnings per share	$4.03	$3.19
Weighted-average common shares outstanding
Basic weighted-average common shares outstanding	96	123
Diluted weighted-average common shares outstanding	106	135

RECONCILIATION OF CASH FLOWS FROM OPERATING ACTIVITIES TO FREE CASH FLOW (DOLLARS IN MILLIONS)

	Years Ended December 31,

	2019	2018
Net cash provided by operating activities	$791	$1,102
Cash collected on deferred purchase price receivable	186	—

Adjusted net cash provided by operating activities	977	1,102

Payment for purchases of property and equipment	(601)	(551)
Proceeds from sale of property and equipment	252	143

Free Cash Flow	$628	$694

RECONCILIATION OF REVENUE TO ORGANIC REVENUE (DOLLARS IN MILLIONS)

	Years Ended December 31,

	2019	2018
Revenue	$16,648	$17,279
Fuel	(1,704)	(1,788)
Direct postal injection revenue	(40)	(253)
Foreign exchange rates	344	—

Organic revenue	$15,248	$15,238

Organic revenue growth(1)	0.1%

(1)
Organic revenue growth is calculated as the relative change in year-over-year organic revenue, expressed as a percentage of 2018 organic revenue.

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RECONCILIATION OF TRANSPORTATION OPERATING INCOME TO ADJUSTED EBITDA (DOLLARS IN MILLIONS)

	Years Ended December 31,

	2019	2018
Operating income	$752	$646
Other income (expense)	31	41
Total depreciation and amortization	447	461

EBITDA	$1,230	$1,148

Transaction, integration and rebranding costs	3	13
Restructuring costs	32	12
Litigation costs	—	26

Adjusted EBITDA	$1,265	$1,199

XPO LOGISTICS NORTH AMERICAN LESS-THAN-TRUCKLOAD ADJUSTED OPERATING RATIO (DOLLARS IN MILLIONS)

	Years Ended December 31,

	2019	2018
Revenue (excluding fuel surcharge revenue)	$3,259	$3,230
Fuel surcharge revenue	532	552

Revenue	3,791	3,782
Salaries, wages and employee benefits	1,786	1,754
Purchased transportation	397	400
Fuel and fuel-related taxes	264	293
Other operating expenses	363	476
Depreciation and amortization	227	243
Maintenance	102	102
Rents and leases	49	44
Purchased labor	6	12

Operating income	597	458

Operating ratio	84.3%	87.9%

Restructuring costs	3	3
Amortization expense	34	33
Other income	22	29

Adjusted operating income	$656	$523

Adjusted operating ratio	82.7%	86.2%

NON-GAAP FINANCIAL MEASURES

As required by the rules of the Securities and Exchange Commission ("SEC"), we provide reconciliations of the non-GAAP financial measures contained in this proxy statement to the most directly comparable measure under GAAP, which are set forth in the financial tables above.

XPO's non-GAAP financial measures used in this proxy statement include: earnings before interest, taxes, depreciation and amortization ("EBITDA"), adjusted EBITDA and adjusted EBITDA excluding Truckload on a consolidated basis; free cash flow; adjusted net income attributable to common shareholders and adjusted earnings per share (basic and diluted) ("adjusted EPS"); adjusted operating income and adjusted operating ratio for our North American less-than-truckload business and organic revenue growth on a consolidated basis.

We believe that the above adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not be reflective of, or are unrelated to, XPO and its business segments' core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable

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to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance.

Adjusted EBITDA, adjusted net income attributable to common shareholders and adjusted EPS include adjustments for transaction, integration and rebranding costs, restructuring costs, litigation costs for independent contractor matters, the gain on sale of an equity investment and the gain on sale of intermodal equipment. Transaction and integration adjustments are generally incremental costs that result from an actual or planned acquisition and include transaction costs, acquisition and integration consulting fees, internal salaries and wages (to the extent the individuals are assigned full-time to integration and transformation activities) and certain costs related to integrating and converging IT systems. Rebranding adjustments primarily relate to the rebranding of the XPO Logistics name on our truck fleet and buildings. Restructuring costs primarily relate to severance costs associated with business optimization initiatives. Litigation costs refer to settlement and related costs associated with independent contractor claims in our last mile business. The gain on sale of an equity investment relates to the sale of a non-strategic equity ownership interest in a private company. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating XPO's and each business segment's ongoing performance.

We believe that free cash flow is an important measure of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value. We believe that EBITDA, adjusted EBITDA and adjusted EBITDA excluding Truckload improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the attached tables that management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses. We believe that adjusted net income attributable to common shareholders and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs and gains that management has determined are not reflective of our core operating activities. We believe that adjusted operating income and adjusted operating ratio for our North American less-than-truckload business improve the comparability of our operating results from period to period by (i) removing the impact of certain transaction, integration, restructuring and rebranding costs and amortization expenses and, (ii) including the impact of pension income incurred in the reporting period as set out in the attached tables. We believe that organic revenue is an important measure because it excludes the following items: foreign currency exchange rate fluctuations, fuel surcharges and revenue associated with our direct postal injection service in last mile.

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ANNEX B - AMENDMENT TO THE XPO LOGISTICS, INC. 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

XPO LOGISTICS, INC.
AMENDMENT NO. 2 TO THE
2016 OMNIBUS INCENTIVE COMPENSATION PLAN

THIS AMENDMENT NO. 2 (this "Amendment") to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan, is made and adopted by the Board of Directors (the "Board") of XPO Logistics, Inc., a Delaware corporation (the "Company"), effective as of the Effective Date (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

WHEREAS, the Company has previously adopted, and the Company's stockholders have previously approved, the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (as amended from time to time, the "Plan");

WHEREAS, pursuant to Section 7(a) of the Plan, the Board has the authority to amend the Plan, subject to certain limitations;

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein; and

WHEREAS, this Amendment shall become effective upon the approval of this Amendment by the Company's stockholders at the annual meeting of stockholders held on May 14, 2020 (the date of such approval, the "Effective Date").

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

  1.
  The first sentence of Section 4(a) of the Plan is hereby deleted and replaced in its entirety with the following:

    "Subject to adjustment as provided in SECTION 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to 6,550,000, (the "Plan Share Limit"), of which 3,400,000 Shares may be delivered pursuant to Incentive Stock Options granted under the Plan (such amount, the "Plan ISO Limit")."

  2.
  This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

  3.
  Except as expressly provided herein, all terms and conditions of the Plan shall continue in full force and effect.

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ANNEX C - XPO LOGISTICS, INC. 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

XPO LOGISTICS, INC.
2016 OMNIBUS INCENTIVE COMPENSATION PLAN

SECTION 1.    Purpose.    The purpose of this XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (the "Plan") is to promote the interests of the Company and its stockholders by (a) attracting and retaining exceptional directors, officers, employees and consultants (including prospective directors, officers, employees and consultants) of the Company (as defined below) and its Affiliates (as defined below) and (b) enabling such individuals to participate in the long-term growth and financial success of the Company. This Plan is intended to replace the Prior Company Plan and the Prior Con-way Plan (each as defined below and, together, the "Prior Plans"), which Prior Plans shall be frozen with respect to future grants on the Approval Date (as defined below). The Prior Company Plan (as originally adopted and prior to its amendment and restatement in 2012) previously replaced and superseded the Option Plan (as defined below). Notwithstanding the foregoing, any awards granted under the Prior Plans or the Option Plan shall remain in effect pursuant to their respective terms.

SECTION 2.    Definitions.    As used herein, the following terms shall have the meanings set forth below:

"Affiliate" means (a) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and/or (b) any entity in which the Company has a significant equity interest, in either case, as determined by the Committee.

"Approval Date" means December 20, 2016, the date on which the Plan is approved by the Company's stockholders.

"Award" means any award that is permitted under SECTION 6 and was granted under the Plan or the Prior Plans and any award that is permitted under Article 6 of the Option Plan and was granted under the Option Plan.

"Award Agreement" means any written or electronic agreement, contract or other instrument or document evidencing any Award, which may (but need not) require execution or acknowledgment by a Participant.

"Applicable Exchange" means the New York Stock Exchange LLC or any other national stock exchange or quotation system on which the Shares may be listed or quoted.

"Board" means the Board of Directors of the Company.

"Cash Incentive Award" means an Award (a) that is granted pursuant to SECTION 6(g) of the Plan, (b) that is settled in cash and (c) the value of which is set by the Committee and is not calculated by reference to the Fair Market Value of Shares.

"Change of Control" shall (a) have the meaning set forth in an Award Agreement; provided, however, that except in the case of a transaction described in subparagraph (b)(iii) below, any definition of Change of Control set forth in an Award Agreement shall provide that a Change of Control shall not occur until consummation or effectiveness of a change in control of the Company, rather than upon the announcement, commencement, stockholder approval or other potential occurrence of any event or transaction that, if completed, would result in a change in control of the Company, or (b) if there is no definition set forth in an Award Agreement, mean the occurrence of any of the following events:

          (i)     during any period, individuals who were directors of the Company on the first day of such period (the "Incumbent Directors") cease for any reason to constitute a majority of the Board; provided, however, that any individual becoming a director subsequent to the first day of such period whose election, or nomination by the Board for election by the Company's stockholders, was approved by a vote of at least a majority of the Incumbent Directors shall be considered as though such individual were an Incumbent Director, but excluding for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (including without limitation any settlement thereof);

          (ii)    the consummation of (A) a merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (each of the events referred to in this clause (A) being hereinafter referred to as a "Reorganization") or (B) the sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an Affiliate (a "Sale"), in each case, if such Reorganization or Sale requires the approval of the Company's stockholders under the law of the Company's jurisdiction of organization (whether such approval is required for such Reorganization or Sale or for the issuance of securities of the Company in such Reorganization or Sale), unless, immediately following such Reorganization or Sale, (1) individuals and entities who were the "beneficial owners" (as such term is defined in Rule 13d-3 under the Exchange Act (or a successor rule thereto)) of the securities eligible to vote for the election of the Board ("Company Voting Securities") outstanding immediately prior to the consummation of such

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  Reorganization or Sale continue to beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding voting securities of the corporation or other entity resulting from such Reorganization or Sale (including a corporation that, as a result of such transaction, owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) (the "Continuing Company") in substantially the same proportion as the voting power of such Company Voting Securities among the holders thereof immediately prior to the Reorganization or Sale (excluding, for such purposes, any outstanding voting securities of the Continuing Company that such beneficial owners hold immediately following the consummation of the Reorganization or Sale as a result of their ownership prior to such consummation of voting securities of any corporation or other entity involved in or forming part of such Reorganization or Sale other than the Company), (2) no "person" (as such term is used in Section 13(d) of the Exchange Act) (each, a "Person") (excluding (x) any employee benefit plan (or related trust) sponsored or maintained by the Continuing Company or any corporation controlled by the Continuing Company and (y) any one or more Specified Stockholders) beneficially owns, directly or indirectly, 30% or more of the combined voting power of the then outstanding voting securities of the Continuing Company and (3) at least 50% of the members of the board of directors of the Continuing Company (or equivalent body) were Incumbent Directors at the time of the execution of the definitive agreement providing for such Reorganization or Sale or, in the absence of such an agreement, at the time at which approval of the Board was obtained for such Reorganization or Sale;

          (iii)   the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company unless such liquidation or dissolution is part of a transaction or series of transactions described in paragraph (ii) above that does not otherwise constitute a Change of Control; or

          (iv)   any Person, corporation or other entity or "group" (as used in Section 14(d)(2) of the Exchange Act) (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or an Affiliate, (C) any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the voting power of the Company Voting Securities or (D) any one or more Specified Stockholders, including any group in which a Specified Stockholder is a member) becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company Voting Securities; provided, however, that for purposes of this subparagraph (iv), the following acquisitions shall not constitute a Change of Control: (w) any acquisition directly from the Company, (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or an Affiliate, (y) any acquisition by an underwriter temporarily holding such Company Voting Securities pursuant to an offering of such securities or any acquisition by a pledgee of Company Voting Securities holding such securities as collateral or temporarily holding such securities upon foreclosure of the underlying obligation or (z) any acquisition pursuant to a Reorganization or Sale that does not constitute a Change of Control for purposes of subparagraph (ii) above.

"Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

"Committee" means the Compensation Committee of the Board or a subcommittee thereof, or such other committee of the Board as may be designated by the Board to administer the Plan.

"Company" means XPO Logistics, Inc., a corporation organized under the laws of Delaware, together with any successor thereto.

"Deferred Share Unit" means a deferred share unit Award that represents an unfunded and unsecured promise to deliver Shares in accordance with the terms of the applicable Award Agreement.

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto, and the regulations promulgated thereunder.

"Exercise Price" means (a) in the case of each Option, the price specified in the applicable Award Agreement as the price-per-Share at which Shares may be purchased pursuant to such Option or (b) in the case of each SAR, the price specified in the applicable Award Agreement as the reference price-per-Share used to calculate the amount payable to the applicable Participant pursuant to such SAR.

"Fair Market Value" means, except as otherwise provided in the applicable Award Agreement, (a) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee and (b) with respect to Shares as of any date, (i) the closing per-share sales price of the Shares as reported by the Applicable Exchange for such stock exchange for such date or if there were no sales on such date, on the closest preceding date on which there were sales of Shares or (ii) in the event there shall be no public market for the Shares on such date, the fair market value of the Shares as determined in good faith by the Committee.

"Incentive Stock Option" means an option to purchase Shares from the Company that (a) is granted under SECTION 6(b) of the Plan and (b) is intended to qualify for special Federal income tax treatment pursuant to Sections 421 and 422 of the Code, as now constituted or subsequently amended, or pursuant to a successor provision of the Code, and which is so designated in the applicable Award Agreement.

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"Independent Director" means a member of the Board (a) who is neither an employee of the Company nor an employee of any Affiliate, and (b) who, at the time of acting, is a "Non-Employee Director" under Rule 16b-3.

"Nonqualified Stock Option" means an option to purchase Shares from the Company that (a) is granted under SECTION 6(b) of the Plan and (b) is not an Incentive Stock Option.

"Option" means an Incentive Stock Option or a Nonqualified Stock Option or both, as the context requires.

"Option Plan" means the Express-1 Expedited Solutions, Inc. Amended and Restated 2001 Stock Option Plan.

"Participant" means any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or its Affiliates who is eligible for an Award under SECTION 5 and who is selected by the Committee to receive an Award under the Plan or who receives a Substitute Award pursuant to SECTION 4(c).

"Performance Compensation Award" means any Award designated by the Committee as a Performance Compensation Award pursuant to SECTION 6(e) of the Plan.

"Performance Criteria" means the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award, Performance Unit or, if applicable, Cash Incentive Award under the Plan.

"Performance Formula" means, for a Performance Period, the one or more objective formulas applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award, Performance Unit or, if applicable, Cash Incentive Award of a particular Participant, whether all, some portion but less than all, or none of such Award has been earned for the Performance Period.

"Performance Goal" means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

"Performance Period" means the one or more periods of time as the Committee may select over which the attainment of one or more Performance Goals shall be measured for the purpose of determining a Participant's right to and the payment of a Performance Compensation Award, Performance Unit or, if applicable, Cash Incentive Award.

"Performance Unit" means an Award under SECTION 6(f) of the Plan that has a value set by the Committee (or that is determined by reference to a valuation formula specified by the Committee or the Fair Market Value of Shares), which value may be paid to the Participant by delivery of such property as the Committee shall determine, including without limitation, cash or Shares, or any combination thereof, upon achievement of such Performance Goals during the relevant Performance Period as the Committee shall establish at the time of such Award or thereafter.

"Prior Company Plan" means the XPO Logistics, Inc. Amended and Restated 2011 Omnibus Incentive Compensation Plan.

"Prior Con-way Plan" means the Con-way Inc. 2012 Equity and Incentive Plan.

"Restricted Share" means a Share that is granted under SECTION 6(d) of the Plan that is subject to certain transfer restrictions, forfeiture provisions and/or other terms and conditions specified herein and in the applicable Award Agreement.

"RSU" means a restricted stock unit Award that is granted under SECTION 6(d) of the Plan and is designated as such in the applicable Award Agreement and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property in accordance with the terms of the applicable Award Agreement.

"Rule 16b-3" means Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act or any successor rule or regulation thereto as in effect from time to time.

"SAR" means a stock appreciation right Award that is granted under SECTION 6(c) of the Plan and that represents an unfunded and unsecured promise to deliver Shares, cash, other securities, other Awards or other property equal in value to the excess, if any, of the Fair Market Value per Share over the Exercise Price per Share of the SAR, subject to the terms of the applicable Award Agreement.

"SEC" means the Securities and Exchange Commission or any successor thereto and shall include the staff thereof.

"Shares" means shares of common stock of the Company, $0.001 par value, or such other securities of the Company (a) into which such shares shall be changed by reason of a recapitalization, merger, consolidation, split-up, combination, exchange of shares or other similar transaction or (b) as may be determined by the Committee pursuant to SECTION 4(b).

"Specified Stockholder" means Bradley S. Jacobs, Jacobs Private Equity LLC and its Affiliates, or any other entity or organization controlled, directly or indirectly, by Bradley S. Jacobs.

"Subsidiary" means any entity in which the Company, directly or indirectly, possesses 50% or more of the total combined voting power of all classes of its stock.

"Substitute Awards" shall have the meaning specified in SECTION 4(c).

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"Treasury Regulations" means all proposed, temporary and final regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

SECTION 3.    Administration.

          (a)    Composition of the Committee.    The Plan shall be administered by the Committee, which shall be composed of one or more directors, as determined by the Board; provided that, to the extent necessary to comply with the rules of the Applicable Exchange and Rule 16b-3 and to satisfy any applicable requirements of Section 162(m) of the Code and any other applicable laws or rules, the Committee shall be composed of two or more directors, all of whom shall be Independent Directors and all of whom shall (i) qualify as "outside directors" under Section 162(m) of the Code and (ii) meet the independence requirements of the Applicable Exchange.

          (b)    Authority of the Committee.    Subject to the terms of the Plan and applicable law, and in addition to the other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have sole and plenary authority to administer the Plan, including the authority to (i) designate Participants, (ii) determine the type or types of Awards to be granted to a Participant, (iii) determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with, Awards, (iv) determine the terms and conditions of any Awards, (v) determine the vesting schedules of Awards and, if certain performance criteria must be attained in order for an Award to vest or be settled or paid, establish such performance criteria and certify whether, and to what extent, such performance criteria have been attained, (vi) determine whether, to what extent and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended, (vii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee, (viii) interpret, administer, reconcile any inconsistency in, correct any default in and/or supply any omission in, the Plan and any instrument or agreement relating to, or Award made under, the Plan, the Prior Plans or the Option Plan, (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (x) accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards, (xi) amend an outstanding Award or grant a replacement Award for an Award previously granted under the Plan, the Prior Plans or the Option Plan if, in its sole discretion, the Committee determines that (A) the tax consequences of such Award to the Company or the Participant differ from those consequences that were expected to occur on the date the Award was granted or (B) clarifications or interpretations of, or changes to, tax law or regulations permit Awards to be granted that have more favorable tax consequences than initially anticipated and (xii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

          (c)    Committee Decisions.    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole and plenary discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participant, any holder or beneficiary of any Award and any stockholder.

          (d)    Indemnification.    No member of the Board, the Committee or any employee of the Company (each such person, a "Covered Person") shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award. Each Covered Person shall be indemnified and held harmless by the Company from and against (i) any loss, cost, liability or expense (including attorneys' fees) that may be imposed upon or incurred by such Covered Person in connection with or resulting from any action, suit or proceeding to which such Covered Person may be a party or in which such Covered Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and (ii) any and all amounts paid by such Covered Person, with the Company's approval, in settlement thereof, or paid by such Covered Person in satisfaction of any judgment in any such action, suit or proceeding against such Covered Person; provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding, and, once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to a Covered Person to the extent that a court of competent jurisdiction in a final judgment or other final adjudication, in either case not subject to further appeal, determines that the acts or omissions of such Covered Person giving rise to the indemnification claim resulted from such Covered Person's bad faith, fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Restated Certificate of Incorporation or Amended and Restated Bylaws, in each case, as may be amended from time to time. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which Covered Persons may be entitled under the Company's Restated Certificate of Incorporation or Amended and Restated Bylaws, as a matter of law, or otherwise, or any other power that the Company may have to indemnify such persons or hold them harmless.

          (e)    Delegation of Authority to Officers.    The Committee may delegate, on such terms and conditions as it determines in its sole and plenary discretion, to one or more officers of the Company the authority to make grants of Awards to officers (other than any officer subject to Section 16 of the Exchange Act), employees and consultants of the Company

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  and its Affiliates (including any prospective officer (other than any such officer who is expected to be subject to Section 16 of the Exchange Act), employee or consultant) and all necessary and appropriate decisions and determinations with respect thereto.

          (f)    Awards to Independent Directors.    Notwithstanding anything to the contrary contained herein, the Board may, in its sole and plenary discretion, at any time and from time to time, grant Awards to Independent Directors or administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority and responsibility granted to the Committee herein.

SECTION 4.    Shares Available for Awards; Cash Payable Pursuant to Awards.

          (a)    Shares and Cash Available.    Subject to adjustment as provided in SECTION 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to 3,400,000, (the "Plan Share Limit"), of which 3,400,000 Shares may be delivered pursuant to Incentive Stock Options granted under the Plan (such amount, the "Plan ISO Limit"). If, after the effective date of the Plan, any Award is forfeited (or otherwise expires, terminates or is canceled without the delivery of all Shares subject thereto), then, in any such case, any number of Shares subject to such Award that were not issued with respect to such Award shall not be treated as issued for purposes of reducing the Plan Share Limit. Notwithstanding the foregoing and for the avoidance of doubt, if Shares issued upon exercise, vesting or settlement of an Award are, or Shares owned by a Participant are, surrendered or tendered to the Company in payment of the Exercise Price of an Award (including any SAR) or any taxes required to be withheld in respect of an Award or if any Award based on the Fair Market Value of a Share is settled other than wholly by delivery of Shares (including cash settlement), in any such case, in accordance with the terms and conditions of the Plan and any applicable Award Agreement, such surrendered or tendered Shares or Awards not settled with Shares shall not again become available to be delivered pursuant to Awards under the Plan or increase the Plan ISO Limit. With respect to Awards that are intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, subject to adjustment as provided in SECTION 4(b), (1) in the case of Awards that are settled in Shares, the maximum aggregate number of Shares with respect to which Awards may be granted to any Participant in any fiscal year of the Company under the Plan shall be 2,500,000 (such amount, the "Annual Individual Plan Share Limit"), and (2) in the case of Awards that are settled in cash based on the Fair Market Value of a Share, the maximum aggregate amount of cash that may be paid pursuant to Awards granted to any Participant in any fiscal year of the Company under the Plan shall be equal to the per-Share Fair Market Value as of the relevant vesting, payment or settlement date multiplied by the Annual Individual Plan Share Limit. In the case of all Awards other than those described in the preceding sentence, the maximum aggregate amount of cash and other property (valued at its Fair Market Value) other than Shares that may be paid or delivered pursuant to Awards under the Plan to any Participant in any fiscal year of the Company shall be equal to $10,000,000. The maximum value of Shares available to be granted pursuant to Awards to any Independent Director under the Plan in any fiscal year of the Company shall be equal to $350,000 as of the applicable date of grant. Subject to adjustment as provided in Section 4(b), the maximum number of Shares available to be granted under the Plan pursuant to Incentive Stock Options to any Participant in any fiscal year of the Company shall be equal to 2,500,000 (the "Annual Individual ISO Limit").

          (b)    Adjustments for Changes in Capitalization and Similar Events.

            (i)     In the event of any extraordinary dividend or other extraordinary distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, rights offering, stock split, reverse stock split, split-up or spin-off, the Committee shall equitably adjust any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (1) the Plan Share Limit, (2) the Plan ISO Limit, (3) the Annual Individual Plan Share Limit, and (4) the Annual Individual ISO Limit, and (B) the terms of any outstanding Award, including (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (2) the Exercise Price, if applicable, with respect to any Award; provided, however, that the Committee shall determine the method and manner in which to effect such equitable adjustment.

            (ii)    In the event that the Committee determines that any reorganization, merger, consolidation, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares (including any Change of Control) such that an adjustment is determined by the Committee in its discretion to be appropriate or desirable, then the Committee may (A) in such manner as it may deem appropriate or desirable, equitably adjust any or all of (1) the number of Shares or other securities of the Company (or number and kind of other securities or property) with respect to which Awards may be granted, including (W) the Plan Share Limit, (X) the Plan ISO Limit, (Y) the Annual Individual Plan Share Limit, and (Z) the Annual Individual ISO Limit, and (2) the terms of any outstanding Award, including (X) the number of Shares or other securities of the Company (or number and kind of other securities or property) subject to outstanding Awards or to which outstanding Awards relate and (Y) the Exercise Price, if applicable, with respect to any Award, (B) if deemed appropriate or desirable by the Committee, make provision for a cash payment to the holder of an outstanding Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR

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    in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (C) if deemed appropriate or desirable by the Committee, cancel and terminate any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

          (c)    Substitute Awards.    Awards may, in the discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by the Company or any of its Affiliates or a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines ("Substitute Awards"); provided, however, that in no event may any Substitute Award be granted in a manner that would violate the prohibitions on repricing of Options and SARs, as set forth in clauses (i), (ii) and (iii) of SECTION 7(b). The number of Shares underlying any Substitute Awards shall be counted against the Plan Share Limit; provided, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding awards previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall not be counted against the Plan Share Limit; provided further, however, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding stock options intended to qualify for special tax treatment under Sections 421 and 422 of the Code that were previously granted by an entity that is acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines shall be counted against the maximum aggregate number of Shares available for Incentive Stock Options under the Plan.

          (d)    Sources of Shares Deliverable Under Awards.    Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

SECTION 5.    Eligibility.    Any director, officer, employee or consultant (including any prospective director, officer, employee or consultant) of the Company or any of its Affiliates shall be eligible to be designated a Participant.

SECTION 6.    Awards.

          (a)    Types of Awards.    Awards may be made under the Plan in the form of (i) Options, (ii) SARs, (iii) Restricted Shares, (iv) RSUs, (v) Deferred Share Units, (vi) Performance Compensation Awards, (vii) Performance Units (viii) Cash Incentive Awards and (ix) other equity-based or equity-related Awards that the Committee determines are consistent with the purpose of the Plan and the interests of the Company. Awards may be granted in tandem with other Awards. No Incentive Stock Option (other than an Incentive Stock Option that may be assumed or issued by the Company in connection with a transaction to which Section 424(a) of the Code applies) may be granted to a person who is ineligible to receive an Incentive Stock Option under the Code.

          (b)    Options.

            (i)    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Options shall be granted, (B) subject to SECTION 4(a), the number of Shares subject to each Option to be granted to each Participant, (C) whether each Option shall be an Incentive Stock Option or a Nonqualified Stock Option and (D) the terms and conditions of each Option, including the vesting criteria, term, methods of exercise and methods and form of settlement. In the case of Incentive Stock Options, the terms and conditions of such grants shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code and any regulations related thereto, as may be amended from time to time. Each Option granted under the Plan shall be a Nonqualified Stock Option unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. If an Option is intended to be an Incentive Stock Option, and if, for any reason, such Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan; provided that such Option (or portion thereof) otherwise complies with the Plan's requirements relating to Nonqualified Stock Options.

            (ii)    Exercise Price.    The Exercise Price of each Share covered by each Option shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the Option is granted); provided, however, in the case of each Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the per-Share Exercise Price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. Each Option is, unless otherwise specified by the Committee, intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

            (iii)    Vesting and Exercise.    Each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter. Except as otherwise specified by the Committee in the applicable Award Agreement, each Option may only be exercised to the extent that it has already vested at the time of exercise. Each Option shall be deemed to be exercised when written or electronic notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment

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    pursuant to SECTION 6(b)(iv) for the Shares with respect to which the Award is exercised has been received by the Company. Exercise of each Option in any manner shall result in a decrease in the number of Shares that thereafter may be available for sale under the Option and, except as expressly set forth in SECTION 4(a) and SECTION 4(c), in the number of Shares that may be available for purposes of the Plan, by the number of Shares as to which the Option is exercised. The Committee may impose such conditions with respect to the exercise of each Option, including any conditions relating to the application of Federal or state securities laws, as it may deem necessary or advisable.

            (iv)    Payment.

              (A)   No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the aggregate Exercise Price therefor is received by the Company, and the Participant has paid to the Company (or the Company has withheld in accordance with SECTION 9(d)) an amount equal to any Federal, state, local and foreign income and employment taxes required to be withheld. Such payments may be made in cash (or its equivalent) or, in the Committee's sole and plenary discretion, (1) by exchanging Shares owned by the Participant (which are not the subject of any pledge or other security interest), (2) if there shall be a public market for the Shares at such time, subject to such rules as may be established by the Committee, through delivery of irrevocable instructions to a broker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver cash promptly to the Company, (3) by having the Company withhold Shares from the Shares otherwise issuable pursuant to the exercise of the Option or (4) through any other method (or combination of methods) as approved by the Committee; provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company, together with any Shares withheld by the Company in accordance with this SECTION 6(b)(iv) or SECTION 9(d), as of the date of such tender, is at least equal to such aggregate Exercise Price and the amount of any Federal, state, local or foreign income or employment taxes required to be withheld, if applicable.

              (B)   Wherever in the Plan or any Award Agreement a Participant is permitted to pay the Exercise Price of an Option or taxes relating to the exercise of an Option by delivering Shares, the Participant may, subject to procedures satisfactory to the Committee, satisfy such delivery requirement by presenting proof of beneficial ownership of such Shares, in which case the Company shall treat the Option as exercised without further payment and shall withhold such number of Shares from the Shares acquired by the exercise of the Option.

            (v)    Expiration.    Except as otherwise set forth in the applicable Award Agreement, each Option shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the Option is granted (or, in the case of each Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the fifth anniversary of the date the Option is granted) and (B) three months after the date the Participant who is holding the Option ceases to be a director, officer, employee or consultant of the Company or one of its Affiliates. In no event may an Option be exercisable after the tenth anniversary of the date the Option is granted.

          (c)    SARs.

            (i)    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom SARs shall be granted, (B) subject to SECTION 4(a), the number of SARs to be granted to each Participant, (C) the Exercise Price thereof and (D) the conditions and limitations applicable to the exercise thereof.

            (ii)    Exercise Price.    The Exercise Price of each Share covered by a SAR shall be not less than 100% of the Fair Market Value of such Share (determined as of the date the SAR is granted). Each SAR is, unless otherwise specified by the Committee, intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

            (iii)    Vesting and Exercise.    Each SAR shall entitle the Participant to receive an amount upon exercise equal to the excess, if any, of the Fair Market Value of a Share on the date of exercise of the SAR over the Exercise Price thereof. The Committee shall determine, in its sole and plenary discretion, whether a SAR shall be settled in cash, Shares, other securities, other Awards, other property or a combination of any of the foregoing. Each SAR shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its discretion, specify in the applicable Award Agreement or thereafter.

            (iv)    Other Terms and Conditions.    Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a SAR, the vesting criteria, term, methods of exercise, methods and form of settlement and any other terms and conditions of any SAR; provided, however, that in no event may any SAR be exercisable after the tenth anniversary of the date the SAR is granted. Any determination by the Committee that is made pursuant to this SECTION 6(c)(iv) may be changed by the Committee from time to time and may govern the exercise of SARs granted or exercised thereafter.

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            (v)    Substitution SARs.    The Committee shall have the ability to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in Shares (or SARs settled in Shares or cash in the Committee's discretion) ("Substitution SARs") for outstanding Nonqualified Stock Options ("Substituted Options"); provided that (A) the substitution shall not otherwise result in a modification of the terms of any Substituted Option, (B) the number of Shares underlying the Substitution SARs shall be the same as the number of Shares underlying the Substituted Options and (C) the Exercise Price of the Substitution SARs shall be equal to the Exercise Price of the Substituted Options. If, in the opinion of the Company's auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

            (vi)    Expiration.    Except as otherwise set forth in the applicable Award Agreement, each SAR shall expire immediately, without any payment, upon the earlier of (A) the tenth anniversary of the date the SAR is granted and (B) three months after the date the Participant who is holding the SAR ceases to be a director, officer, employee or consultant of the Company or one of its Affiliates. In no event may a SAR be exercisable after the tenth anniversary of the date the SAR is granted.

          (d)    Restricted Shares and RSUs.

            (i)    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine (A) the Participants to whom Restricted Shares and RSUs shall be granted, (B) subject to SECTION 4(a), the number of Restricted Shares and RSUs to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Restricted Shares and RSUs may vest or may be forfeited to the Company and (D) the terms and conditions of each such Award, including the vesting criteria, term, methods of exercise and methods and form of settlement.

            (ii)    Transfer Restrictions.    Restricted Shares and RSUs may not be sold, assigned, transferred, pledged or otherwise encumbered except as provided in the Plan or as may be provided in the applicable Award Agreement; provided, however, that the Committee may in its discretion, determine that Restricted Shares and RSUs may be transferred by the Participant for no consideration. Each Restricted Share may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Shares are registered in the name of the applicable Participant, such certificates must bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Shares, and the Company may, at its discretion, retain physical possession of such certificates until such time as all applicable restrictions lapse.

            (iii)    Payment/Lapse of Restrictions.    Each RSU shall be granted with respect to a specified number of Shares (or a number of Shares determined pursuant to a specified formula) or shall have a value equal to the Fair Market Value of a specified number of Shares (or a number of Shares determined pursuant to a specified formula). RSUs shall be paid in cash, Shares, other securities, other Awards or other property, as determined in the sole and plenary discretion of the Committee, upon the lapse of restrictions applicable thereto, or otherwise in accordance with the applicable Award Agreement. If a Restricted Share or an RSU is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, unless the grant of such Restricted Share or RSU is contingent on satisfaction of the requirements for the payment of "qualified performance-based compensation" under Section 162(m) of the Code (whether pursuant to SECTION 6(e) of this Plan or any other plan), all requirements set forth in SECTION 6(e) must be satisfied in order for the restrictions applicable thereto to lapse.

          (e)    Performance Compensation Awards.

            (i)    General.    The Committee shall have the authority, at the time of grant of any Award, to designate such Award (other than an Option or SAR) as a Performance Compensation Award in order for such Award to qualify as "qualified performance-based compensation" under Section 162(m) of the Code. Options and SARs granted under the Plan shall not be included among Awards that are designated as Performance Compensation Awards under this SECTION 6(e).

            (ii)    Eligibility.    The Committee shall, in its sole discretion, designate within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code) which Participants shall be eligible to receive Performance Compensation Awards in respect of such Performance Period. However, designation of a Participant as eligible to receive an Award hereunder for a Performance Period shall not in any manner entitle such Participant to receive payment in respect of any Performance Compensation Award for such Performance Period. The determination as to whether or not such Participant becomes entitled to payment in respect of any Performance Compensation Award shall be decided solely in accordance with the provisions of this SECTION 6(e). Moreover, designation of a Participant as eligible to receive an Award hereunder for a particular Performance Period shall not require designation of such Participant as eligible to receive an Award hereunder in any subsequent Performance Period and designation of one person as a Participant eligible to receive an Award hereunder shall not require designation of any other person as a Participant eligible to receive an Award hereunder in such period or in any other period.

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            (iii)    Discretion of the Committee with Respect to Performance Compensation Awards.    With regard to a particular Performance Period, the Committee shall have discretion to select (A) the length of such Performance Period, (B) the type(s) of Performance Compensation Awards to be issued, (C) the Performance Criteria that shall be used to establish the Performance Goal(s), (D) the kind(s) and/or level(s) of the Performance Goal(s) that is (are) to apply to the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and (E) the Performance Formula; provided that any such Performance Formula shall be objective and non-discretionary. Within the first 90 days of a Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

            (iv)    Performance Criteria.    Notwithstanding the foregoing, the Performance Criteria that shall be used to establish the Performance Goal(s) with respect to Performance Compensation Awards shall be based on the attainment of specific levels of performance of the Company or any of its Subsidiaries, Affiliates, divisions or operational units, or any combination of the foregoing, and shall be limited to the following (whether per share or otherwise): (A) share price, (B) net income, earnings or earnings before or after taxes (including earnings before interest and taxes ("EBIT") or earnings before interest, taxes, depreciation and amortization ("EBITDA")) including, in each case, for the avoidance of doubt, on an adjusted basis, (C) operating income, profit, operating profit or economic profit, (D) capital efficiency, (E) cash flow (including specified types or categories thereof including, but not limited to, operating cash flow and free cash flow), (F) cash flow return on capital, (G) revenues (including specified types or categories thereof), (H) return on stockholders' equity, (I) return on investment or capital, (J) return on assets, (K) gross or net profitability/profit margins, (L) objective measures of productivity or operating efficiency, (M) costs (including specified types or categories thereof), (N) budgeted expenses (operating and capital), (O) market share (in the aggregate or by segment), (P) level or amount of acquisitions (in terms of size, number of transactions or otherwise), (Q) economic value-added, (R), enterprise value, (S) book value, (T) working capital, (U) safety and accident rates, (V) days sales outstanding, (W) customer satisfaction, (X) overall or selected premium or sales, (Y) expense ratio, (Z) gross or unit margin, and (AA) total stockholder return. Such Performance Criteria may be applied on an absolute basis, be relative to one or more peer companies of the Company or indices or any combination thereof or, if applicable, be computed on an accrual or cash accounting basis. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of the applicable Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective manner the method of calculating the Performance Criteria it selects to use for such Performance Period.

            (v)    Modification of Performance Goals.    The Committee is authorized to adjust or modify the calculation of a Performance Goal for a Performance Period to the extent permitted under Section 162(m) of the Code (A) in the event of, or in anticipation of, any unusual or extraordinary corporate item, transaction, event or development affecting the Company, or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal) or (B) in recognition of, or in anticipation of, any other unusual or nonrecurring events affecting the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or the financial statements of the Company or any of its Affiliates, Subsidiaries, divisions or operating units (to the extent applicable to such Performance Goal), or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles, law or business conditions.

            (vi)    Payment of Performance Compensation Awards.

              (A)    Condition to Receipt of Payment.    A Participant must be employed by the Company or one of its Subsidiaries on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period. Notwithstanding the foregoing and to the extent permitted by Section 162(m) of the Code, in the discretion of the Committee, Performance Compensation Awards may be paid to Participants who have retired or whose employment has terminated prior to the last day of the Performance Period for which a Performance Compensation Award is made, or to the designee or estate of a Participant who died prior to the last day of a Performance Period.

              (B)    Limitation.    Except as otherwise permitted by Section 162(m) of the Code, a Participant shall be eligible to receive payments in respect of a Performance Compensation Award only to the extent that (1) the Performance Goal(s) for the relevant Performance Period are achieved and certified by the Committee in accordance with SECTION 6(e)(vi)(C) and (2) the Performance Formula as applied against such Performance Goal(s) determines that all or some portion of such Participant's Performance Compensation Award has been earned for such Performance Period.

              (C)    Certification.    Following the completion of a Performance Period, the Committee shall certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, to calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the objective Performance Formula. The Committee shall then determine the actual amount of each

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      Participant's Performance Compensation Award for the Performance Period and, in so doing, may apply negative discretion as authorized by SECTION 6(e)(vi)(D).

              (D)    Negative Discretion.    In determining the actual amount of an individual Performance Compensation Award for a Performance Period, the Committee may, in its sole and plenary discretion, reduce or eliminate the amount of the Award earned in the Performance Period, even if applicable Performance Goals have been attained and without regard to any employment agreement between the Company and a Participant.

              (E)    Discretion.    Except as otherwise permitted by Section 162(m) of the Code, in no event shall any discretionary authority granted to the Committee by the Plan be used to (1) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained, (2) increase a Performance Compensation Award for any Participant at any time after the first 90 days of the Performance Period (or, if shorter, the maximum period allowed under Section 162(m) of the Code) or (3) increase the amount of a Performance Compensation Award above the maximum amount payable under SECTION 4(a) of the Plan. For the avoidance of doubt, the provisions of this Section 6(e), including without limitation this Section 6(e)(vi)(E), shall only apply to Awards (other than Options or SARs) that the Committee intends to qualify as "qualified performance-based compensation" under Section 162(m) of the Code.

              (F)    Form of Payment.    In the case of any Performance Compensation Award other than a Restricted Share, RSU or other equity-based Award that is subject to performance-based vesting conditions, such Performance Compensation Award shall be payable, in the discretion of the Committee, in cash or in Restricted Shares, RSUs or fully vested Shares of equivalent value and shall be paid on such terms as determined by the Committee in its discretion. Any Restricted Shares and RSUs shall be subject to the terms of this Plan (or any successor equity-compensation plan) and any applicable Award Agreement. The number of Restricted Shares, RSUs or Shares that is equivalent in value to a dollar amount shall be determined in accordance with a methodology specified by the Committee within the first 90 days of the relevant Performance Period (or, if shorter, within the maximum period allowed under Section 162(m) of the Code).

          (f)    Performance Units.

            (i)    Grant.    Subject to the provisions of the Plan, the Committee shall have sole and plenary authority to determine the Participants to whom Performance Units shall be granted.

            (ii)    Value of Performance Units.    Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. The Committee shall set Performance Goals in its discretion which, depending on the extent to which they are met during a Performance Period, will determine in accordance with SECTION 4(a) the number and/or value of Performance Units that will be paid out to the Participant.

            (iii)    Earning of Performance Units.    Subject to the provisions of the Plan, after the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive a payout of the number and value of Performance Units earned by the Participant over the Performance Period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding Performance Goals have been achieved.

            (iv)    Form and Timing of Payment of Performance Units.    Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, may pay earned Performance Units in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions in the applicable Award Agreement deemed appropriate by the Committee. The determination of the Committee with respect to the form and timing of payout of such Awards shall be set forth in the applicable Award Agreement. If a Performance Unit is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in SECTION 6(e) must be satisfied in order for a Participant to be entitled to payment.

          (g)    Cash Incentive Awards.

            (i)    Grant.    Subject to the provisions of the Plan, the Committee, in its sole and plenary discretion, shall have the authority to determine (A) the Participants to whom Cash Incentive Awards shall be granted, (B) subject to SECTION 4(a), the number of Cash Incentive Awards to be granted to each Participant, (C) the duration of the period during which, and the conditions, if any, under which, the Cash Incentive Awards may vest or may be forfeited to the Company and (D) the other terms and conditions of the Cash Incentive Awards. Each Cash Incentive Award shall have an initial value that is established by the Committee at the time of grant. The Committee shall set performance goals or other payment conditions in its discretion, which, depending on the extent to which they are met during a specified performance period, shall determine the number and/or value of Cash Incentive Awards that shall be paid to the Participant.

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            (ii)    Earning of Cash Incentive Awards.    Subject to the provisions of the Plan, after the applicable vesting period has ended, the holder of Cash Incentive Awards shall be entitled to receive a payout of the number and value of Cash Incentive Awards earned by the Participant over the specified performance period, to be determined by the Committee, in its sole and plenary discretion, as a function of the extent to which the corresponding performance goals or other conditions to payment have been achieved.

            (iii)    Payment.    If a Cash Incentive Award is intended to qualify as "qualified performance-based compensation" under Section 162(m) of the Code, all requirements set forth in SECTION 6(e) must be satisfied in order for a Participant to be entitled to payment.

          (h)    Other Stock-Based Awards.    Subject to the provisions of the Plan, the Committee shall have the sole and plenary authority to grant to Participants other equity-based or equity-related Awards (including, but not limited to, Deferred Share Units and fully vested Shares) (whether payable in cash, equity or otherwise) in such amounts and subject to such terms and conditions as the Committee shall determine; provided that any such Awards must comply, to the extent deemed desirable by the Committee, with Rule 16b-3 and applicable law.

          (i)    Dividends and Dividend Equivalents.    In the sole and plenary discretion of the Committee, an Award, other than an Option or SAR or a Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, (i) payment directly to the Participant, (ii) withholding of such amounts by the Company subject to vesting of the Award or (iii) reinvestment in additional Shares, Restricted Shares or other Awards.

          (j)    Minimum Vesting Provision.    Subject to the terms of the Plan and any applicable Award Agreement, all Awards granted hereunder other than SARs, Options or Cash Incentive Awards are subject to a vesting period of at least three years following the date of grant, except that (1) a vesting period of at least one year following the date of grant is permissible if vesting is conditioned upon the achievement of performance goals, (2) any award may vest in part prior to the expiration of any vesting period (except that in no event will any portion of such awards vest prior to the first anniversary of the date of grant), and (3) up to five percent of shares available for grant under the Plan may be granted without regard to these requirements and the Committee may accelerate the vesting with respect to any such awards.

SECTION 7.    Amendment and Termination.

          (a)    Amendments to the Plan.    Subject to any applicable law or government regulation, to any requirement that must be satisfied if the Plan is intended to be a stockholder-approved plan for purposes of Section 162(m) of the Code and to the rules of the Applicable Exchange, the Plan may be amended, modified or terminated by the Board without the approval of the stockholders of the Company, except that stockholder approval shall be required for any amendment that would (i) increase the Plan Share Limit or the Plan ISO Limit, (ii) change the class of employees or other individuals eligible to participate in the Plan, (iii) constitute a material increase in the benefits to be provided to eligible employees within the meaning of the New York Stock Exchange rules as of the date hereof, or (iv) result in the amendment, cancelation or action described in clause (i), (ii) or (iii) of the second sentence of SECTION 7(b) being permitted without approval by the Company's stockholders; provided, however, that any adjustment under SECTION 4(b) shall not constitute an increase for purposes of SECTION 7(a)(i). No amendment, modification or termination of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted, materially and adversely affect the rights of such Participant (or his or her transferee) under such Award, unless otherwise provided by the Committee in the applicable Award Agreement.

          (b)    Amendments to Awards.    The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate any Award theretofore granted, prospectively or retroactively;

  provided, however, that, except as set forth in the Plan, unless otherwise provided by the Committee in the applicable Award Agreement, any such waiver, amendment, alteration, suspension, discontinuance, cancelation or termination that would materially and adversely impair the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the applicable Participant, holder or beneficiary. Notwithstanding the preceding sentence, in no event may any Option or SAR (i) be amended to decrease the Exercise Price thereof, (ii) be cancelled at a time when its Exercise Price exceeds the Fair Market Value of the underlying Shares in exchange for another Option or SAR or any Restricted Share, RSU, other equity-based Award, award under any other equity-compensation plan or any cash payment or (iii) be subject to any action that would be treated, for accounting purposes, as a "repricing" of such Option or SAR, unless such amendment, cancellation or action is approved by the Company's stockholders. For the avoidance of doubt, an adjustment to the Exercise Price of an Option or SAR that is made in accordance with SECTION 4(b) or SECTION 8 shall not be considered a reduction in Exercise Price or "repricing" of such Option or SAR.

          (c)    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.    Subject to SECTION 6(e)(v) and the final sentence of SECTION 7(b), the Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including,

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  without limitation, the events described in SECTION 4(b) or the occurrence of a Change of Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange, accounting principles or law (i) whenever the Committee, in its sole and plenary discretion, determines that such adjustments are appropriate or desirable, including, without limitation, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event, (ii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by providing for a cash payment to the holder of an Award in consideration for the cancelation of such Award, including, in the case of an outstanding Option or SAR, a cash payment to the holder of such Option or SAR in consideration for the cancelation of such Option or SAR in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price of such Option or SAR and (iii) if deemed appropriate or desirable by the Committee, in its sole and plenary discretion, by canceling and terminating any Option or SAR having a per-Share Exercise Price equal to, or in excess of, the Fair Market Value of a Share subject to such Option or SAR without any payment or consideration therefor.

SECTION 8.    Change of Control.

          (a)    General.    The provisions of this Section 8 shall, subject to Section 4(b), apply notwithstanding any other provision of the Plan to the contrary, except to the extent the Committee specifically provides otherwise in an Award Agreement.

          (b)    Impact of Change of Control.    Upon the occurrence of a Change of Control, except as otherwise provided in Section 8(e), each Award shall be replaced pursuant to Section 4(b) with an award that meets the requirements of this Section 8(b) (any award meeting the requirements of this Section 8(b), a "Replacement Award" and any award intended to be replaced by a Replacement Award, a "Replaced Award"). An Award shall meet the conditions of this Section 8(b) (and hence qualify as a Replacement Award) if: (i) it is of the same type as the Replaced Award; (ii) it has a value equal to the value of the Replaced Award as of the date of the Change of Control; (iii) if the underlying Replaced Award was an equity-based award, it relates to publicly traded equity securities of the Company or the entity surviving the Company following the Change of Control; (iv) it contains terms relating to vesting (including with respect to a termination of employment or service) that are substantially identical to those of the Replaced Award; and (v) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change of Control) as of the date of the Change of Control. Without limiting the generality of the foregoing, a Replacement Award may take the form of a continuation of the applicable Replaced Award if the requirements of the preceding sentence are satisfied. If a Replacement Award is granted, the Replaced Award shall not vest upon the Change of Control. The determination whether the conditions of this Section 8(b) are satisfied shall be made by the Committee, as constituted immediately before the Change of Control, in its sole discretion.

          (c)    Termination of Employment.    Upon a termination of employment or service of a Participant occurring upon or during the two years immediately following the date of a Change of Control by reason of death, disability, by the Company without Cause (as defined in Section 8(d)), or, only to the extent specified in an Award Agreement, by the Participant for "Good Reason" (as defined in Section 8(d)), (i) all Replacement Awards held by such Participant shall vest in full, be free of restrictions, and be earned in an amount equal to the full value of such Replacement Award, and (ii) unless otherwise provided in the applicable Award Agreement, notwithstanding any other provision of the Plan to the contrary, any Option or SAR held by the Participant as of the date of the Change of Control that remains outstanding as of the date of such termination of employment or service may thereafter be exercised, until (A) in the case of Incentive Stock Options, the last date on which such Incentive Stock Options would be exercisable in the absence of this Section 8(c), and (B) in the case of Nonqualified Stock Options and SARs, the later of (x) the last date on which such Nonqualified Stock Option or SAR would be exercisable upon the relevant termination of employment in the absence of this Section 8(c) and (y) the earlier of (1) the first anniversary of such termination of employment or service and (2) expiration of the term of such Nonqualified Stock Option or SAR.

          (d)    Definitions.    The following terms shall have the following meanings for purposes of this Section 8 only:

            (i)     Unless otherwise determined by the Committee and set forth in an applicable Award Agreement, "Cause" shall mean (A) the Participant's dereliction of duties or gross negligence or failure to perform his duties or refusal to follow any lawful directive of the officer to whom he reports; (B) the Participant's abuse of or dependency on alcohol or drugs (illicit or otherwise) that adversely affects his performance of duties for the Company; (C) the Participant's commission of any fraud, embezzlement, theft or dishonesty or any deliberate misappropriation of money or other assets of the Company; (D) the Participant's breach of any fiduciary duties of the Company; (E) any act, or failure to act, by the Participant in bad faith to the detriment of the Company; (F) the Participant's failure to cooperate in good faith with a governmental or internal investigation of the Company or any of its directors, managers, officers or employees, if the Company requests the Participant's cooperation; (G) the Participant's failure to follow Company policies, including the Company's code of conduct and/or ethics policy, as may be in effect from time to time; or (H) the Participant's conviction of, or plea of nolo contendere to, a felony or any serious crime; provided that in cases where cure is possible, the Participant shall first be provided with a 15-day cure period.

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            (ii)    Unless otherwise determined by the Committee and set forth in an applicable Award Agreement, "Good Reason" shall mean (A) a material breach by the Company of the Participant's applicable Award Agreement or (B) a reduction in the Participant's base salary; provided that the Company shall first be provided with a 30-day cure period following receipt of written notice from the Participant setting forth in reasonable detail the specific conduct of the Company that is alleged to constitute Good Reason, to cease and to cure, any conduct specified in such written notice; provided, further, that such notice shall be provided to the Company within 45 days of the occurrence of the conduct alleged to constitute Good Reason and if, at the end of the cure period, the circumstance alleged to constitute Good Reason has not been remedied the Participant will be entitled to terminate his employment for Good Reason during the 30-day period that follows the end of the cure period. If the Participant does not terminate employment or service during such 30-day period, he will not be permitted to terminate his employment for Good Reason as a result of such event or condition.

          (e)    Awards not Replaced.    Notwithstanding the foregoing, unless otherwise provided in the applicable Award Agreement, in the event that an Award shall not be replaced pursuant to Section 4(b) with a Replacement Award meeting the requirements of Section 8(b), any such Award that is (i) an outstanding Option or SAR then held by a Participant that is unexercisable or otherwise unvested shall automatically become exercisable or otherwise vested, as the case may be, as of immediately prior to the Change of Control, (ii) a Performance Unit, Cash Incentive Award or Award designated as a Performance Compensation Award shall be paid out as if the date of the Change of Control were the last day of the applicable Performance Period and "target" performance levels had been attained and (iii) not described in clause (i) or (ii) of this Section 8(e) then held by a Participant that is unexercisable, unvested or still subject to restrictions or forfeiture, shall automatically be exercisable and vested and all restrictions and forfeiture provisions related thereto shall lapse as of immediately prior to such Change of Control. Notwithstanding the foregoing, if any Award is subject to Section 409A of the Code, this Section 8 shall be applicable only to the extent specifically provided in the Award Agreement and permitted pursuant to Section 11(e). Nothing in this Section 8 shall preclude the Company from settling upon a Change of Control an Award if it is not replaced by a Replacement Award, to the extent effectuated in accordance with Treas. Reg. § 1.409A-3(j)(ix).

SECTION 9.    General Provisions.

          (a)    Nontransferability.    Except as otherwise specified in the applicable Award Agreement, during the Participant's lifetime each Award (and any rights and obligations thereunder) shall be exercisable only by the Participant, or, if permissible under applicable law, by the Participant's legal guardian or representative, and no Award (or any rights and obligations thereunder) may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that (i) the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance and (ii) the Board or the Committee may permit further transferability, on a general or specific basis, and may impose conditions and limitations on any permitted transferability; provided, however, that Incentive Stock Options shall not be transferable in any way that would violate Section 1.422-2(a)(2) of the Treasury Regulations and in no event may any Award (or any rights and obligations thereunder) be transferred in any way in exchange for value. All terms and conditions of the Plan and all Award Agreements shall be binding upon any permitted successors and assigns.

          (b)    No Rights to Awards.    No Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated.

          (c)    Share Certificates.    All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement or the rules, regulations and other requirements of the SEC, the Applicable Exchange and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          (d)    Withholding.

            (i)    Authority to Withhold.    A Participant may be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant, the amount (in cash, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such taxes.

            (ii)    Alternative Ways to Satisfy Withholding Liability.    Without limiting the generality of clause (i) above, subject to the Committee's discretion, a Participant may satisfy, in whole or in part, the foregoing withholding liability by delivery

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    of Shares owned by the Participant (which are not subject to any pledge or other security interest) having a Fair Market Value equal to such withholding liability or by having the Company withhold from the number of Shares otherwise issuable pursuant to the exercise of the Option or SAR, or the lapse of the restrictions on any other Award (in the case of SARs and other Awards, if such SARs and other Awards are settled in Shares), a number of Shares having a Fair Market Value equal to such withholding liability.

          (e)    Section 409A.

            (i)     It is intended that the provisions of the Plan comply with Section 409A of the Code, and all provisions of the Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award.

            (ii)    No Participant or the creditors or beneficiaries of a Participant shall have the right to subject any deferred compensation (within the meaning of Section 409A of the Code) payable under the Plan to any anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment. Except as permitted under Section 409A of the Code, any deferred compensation (within the meaning of Section 409A of the Code) payable to any Participant or for the benefit of any Participant under the Plan may not be reduced by, or offset against, any amount owing by any such Participant to the Company or any of its Affiliates.

            (iii)   If, at the time of a Participant's separation from service (within the meaning of Section 409A of the Code), (A) such Participant shall be a specified employee (within the meaning of Section 409A of the Code and using the identification methodology selected by the Company from time to time) and (B) the Company shall make a good faith determination that an amount payable pursuant to an Award constitutes deferred compensation (within the meaning of Section 409A of the Code) the payment of which is required to be delayed pursuant to the six-month delay rule set forth in Section 409A of the Code in order to avoid taxes or penalties under Section 409A of the Code, then the Company shall not pay such amount on the otherwise scheduled payment date but shall instead pay it on the first business day after such six-month period. Such amount shall be paid without interest, unless otherwise determined by the Committee, in its sole discretion, or as otherwise provided in any applicable employment agreement between the Company and the relevant Participant.

            (iv)   Notwithstanding any provision of the Plan to the contrary, in light of the uncertainty with respect to the proper application of Section 409A of the Code, the Company reserves the right to make amendments to any Award as the Company deems necessary or desirable to avoid the imposition of taxes or penalties under Section 409A of the Code. In any case, a Participant shall be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on such Participant or for such Participant's account in connection with an Award (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any of its Affiliates shall have any obligation to indemnify or otherwise hold such Participant harmless from any or all of such taxes or penalties.

          (f)    Award Agreements.    Each Award hereunder shall be evidenced by an Award Agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including the effect on such Award of the death, disability or termination of employment or service of a Participant and the effect, if any, of such other events as may be determined by the Committee.

          (g)    No Limit on Other Compensation Arrangements.    Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, restricted stock, shares, other types of equity-based awards (subject to stockholder approval if such approval is required) and cash incentive awards, and such arrangements may be either generally applicable or applicable only in specific cases.

          (h)    No Right to Employment.    The grant of an Award shall not be construed as giving a Participant the right to be retained as a director, officer, employee or consultant of or to the Company or any Affiliate, nor shall it provide a Participant with any rights to continued service on the Board. Further, the Company or an Affiliate may at any time dismiss a Participant from employment or discontinue any directorship or consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

          (i)    No Rights as a Stockholder.    No Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. In connection with each grant of Restricted Shares, except as provided in the applicable Award Agreement, the Participant shall be entitled to the rights of a stockholder (including the right to vote) in respect of such Restricted Shares. Except as otherwise provided in SECTION 4(b), SECTION 7(c) or the applicable Award Agreement, no adjustments shall be made for dividends or distributions on (whether ordinary or extraordinary, and whether in cash, Shares, other securities or other property), or other events relating to, Shares subject to an Award for which the record date is prior to the date such Shares are delivered.

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          (j)    Governing Law.    The validity, construction and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware, without giving effect to the conflict of laws provisions thereof.

          (k)    Severability.    If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

          (l)    Other Laws; Restrictions on Transfer of Shares.    The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole and plenary discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole and plenary discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the Federal and any other applicable securities laws.

          (m)    No Trust or Fund Created.    Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on one hand, and a Participant or any other Person, on the other. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or such Affiliate.

          (n)    Recoupment of Awards.    Any Award Agreement may provide for recoupment by the Company of all or any portion of an Award if the Company's financial statements are required to be restated due to noncompliance with any financial reporting requirement under the Federal securities laws or as otherwise determined by the Committee. This SECTION 9(n) shall not be the Company's exclusive remedy with respect to such matters.

          (o)    No Fractional Shares.    No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

          (p)    Requirement of Consent and Notification of Election Under Section 83(b) of the Code or Similar Provision.    No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Section 83(b) of the Code) or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award Agreement or by action of the Committee in writing prior to the making of such election. If an Award recipient, in connection with the acquisition of Shares under the Plan or otherwise, is expressly permitted under the terms of the applicable Award Agreement or by such Committee action to make such an election and the Participant makes the election, the Participant shall notify the Committee of such election within ten days of filing notice of the election with the Internal Revenue Service (or any successor thereto) or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code or any other applicable provision.

          (q)    Requirement of Notification Upon Disqualifying Disposition Under Section 421(b) of the Code.    If any Participant shall make any disposition of Shares delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions) or any successor provision of the Code, such Participant shall notify the Company of such disposition within ten days of such disposition.

          (r)    Headings and Construction.    Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof. Whenever the words "include", "includes" or "including" are used in this Plan, they shall be deemed to be followed by the words "but not limited to".

SECTION 10.    Term of the Plan.

          (a)    Effective Date.    The Plan shall be effective as of the Approval Date.

          (b)    Expiration Date.    No Award shall be granted under the Plan after the tenth anniversary of the Approval Date. Unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award granted hereunder, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue or terminate any such Award or to waive any conditions or rights under any such Award, shall nevertheless continue thereafter.

106	©2020 XPO Logistics, Inc.

XPO LOGISTICS, INC. AMENDMENT NO. 1 TO THE 2016 OMNIBUS INCENTIVE COMPENSATION PLAN

THIS AMENDMENT NO. 1 (this "Amendment") to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan, is made and adopted by the Board of Directors (the "Board") of XPO Logistics, Inc., a Delaware corporation (the "Company"), effective as of the Effective Date (as defined below). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Plan (as defined below).

WHEREAS, the Company has previously adopted, and the Company's stockholders have previously approved, the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan (as amended from time to time, the "Plan");

WHEREAS, pursuant to Section 7(a) of the Plan, the Board has the authority to amend the Plan, subject to certain limitations;

WHEREAS, the Board believes it is in the best interests of the Company and its stockholders to amend the Plan as set forth herein; and

WHEREAS, this Amendment shall become effective upon the approval of this Amendment by the Company's stockholders at the annual meeting of stockholders held on May 15, 2019 (the date of such approval, the "Effective Date").

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended as follows, effective as of the Effective Date:

  1.
  The first sentence of Section 4(a) of the Plan is hereby deleted and replaced in its entirety with the following:

      "Subject to adjustment as provided in SECTION 4(b), the maximum aggregate number of Shares that may be delivered pursuant to Awards granted under the Plan shall be equal to 5,400,000, (the "Plan Share Limit"), of which 3,400,000 Shares may be delivered pursuant to Incentive Stock Options granted under the Plan (such amount, the "Plan ISO Limit")."

  2.
  The first sentence of Section 10(b) of the Plan is hereby deleted and replaced in its entirety with the following:

      "No Award shall be granted under the Plan after May 15, 2029."

  3.
  The Section 6(i) of the Plan is hereby deleted and replaced in its entirety with the following:

      "Dividends and Dividend Equivalents. In the sole and plenary discretion of the Committee, an Award, other than an Option or SAR or a Cash Incentive Award, may provide the Participant with dividends or dividend equivalents, payable in cash, Shares, other securities, other Awards or other property, on such terms and conditions as may be determined by the Committee in its sole and plenary discretion, including, (i) payment directly to the Participant, or (ii) reinvestment in additional Shares, Restricted Shares or other Awards; provided, however, that no dividend or dividend equivalent may be delivered or paid in respect of an Award prior to the vesting of such Award."

  4.
  The first sentence of Section 6(b)(iii) of the Plan is hereby deleted and replaced with the following:

      "Subject to Section 6(j), each Option shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its sole and plenary discretion, specify in the applicable Award Agreement or thereafter."

  5.
  The last sentence of Section 6(c)(iii) of the Plan is hereby deleted and replaced with the following:

      "Subject to Section 6(j), each SAR shall be vested and exercisable at such times, in such manner and subject to such terms and conditions as the Committee may, in its discretion, specify in the applicable Award Agreement or thereafter."

  6.
  The Section 6(j) of the Plan is hereby deleted and replaced in its entirety with the following:

      "Minimum Vesting Provision. All Awards granted hereunder shall be subject to a designated vesting period of at least one year following the date of grant, except that up to five percent of shares available for grant under the Plan may be granted without regard to this requirement and the Committee may accelerate the vesting with respect to any such Awards."

  7.
  This Amendment shall be and is hereby incorporated into and forms a part of the Plan.

  8.
  Except as expressly provided herein, all terms and conditions of the Plan shall continue in full force and effect.

107	©2020 XPO Logistics, Inc.

MMMMMMMMMMMM MMMMMMMMMMMMMMM C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online GIof ntoo welwewct.reonnviicsivoontrienpgo, rts.com/XPO or delete QR code and control # scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/XPO Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + The Board of Directors recommends a vote FOR all nominees listed below 1. Election of Directors: 01 - Bradley S. Jacobs For Against Abstain For Against Abstain For Against Abstain 02 - Gena L. Ashe 03 - Marlene M. Colucci 04 - AnnaMaria DeSalva 05 - Michael G. Jesselson 06 - Adrian P. Kingshott 07 - Jason D. Papastavrou 08 - Oren G. Shaffer The Board of Directors recommends a vote FOR proposals 2, 3 and 4 For Against Abstain For Against Abstain 2. Ratification of independent auditors for fiscal year 2020. 3. Approval of amendment to the XPO Logistics, Inc. 2016 Omnibus Incentive Compensation Plan. 4. Advisory vote to approve executive compensation. The Board of Directors recommends a vote AGAINST proposals 5, 6, 7 and 8 For Against Abstain For Against Abstain 5. Stockholder proposal regarding integration of ESG metrics into executive compensation. 7. Stockholder proposal regarding ways to strengthen the prevention of workplace sexual harassment and align senior executive compensation incentives. 6. Stockholder proposal regarding appointment of independent chairman of the board. 8. Stockholder proposal regarding acceleration of executive equity awards in the case of a change of control. MMMMMMM 038WPD C 1234567890 J N T 6 0 5 3 6 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND + 1 U P X 4 MMMMMMMMM A Proposals 2020 Annual Meeting of Stockholders Proxy Card1234 5678 9012 345

YOUR VOTE IS IMPORTANT Regardless of whether you plan to attend the Annual Meeting of Stockholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope. The 2020 Annual Meeting of Stockholders of XPO Logistics, Inc. will be held on May 14, 2020 at 10:00 a.m. EDT, virtually via the internet at www.meetingcenter.io/229070589. To access the virtual meeting, you must have the control number that is printed in the shaded bar located on the reverse side of this form. The password for this meeting is — XPO2020. Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on May 14, 2020: The Proxy Statement and our Annual Report on Form 10-K for the Year Ended on December 31, 2019 are available at www.edocumentview.com/XPO q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q + PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020 This Proxy is solicited on behalf of the Board of Directors of XPO Logistics, Inc. The undersigned hereby acknowledges receipt of the XPO Logistics, Inc. Notice of Annual Meeting and Proxy Statement and hereby constitutes and appoints Bradley S. Jacobs and Karlis P. Kirsis, and each of them, its true and lawful agents and proxies, with full power of substitution in each, to attend the Annual Meeting of Stockholders of XPO Logistics, Inc. on Thursday, May 14, 2020 held as a virtual meeting via webcast, and any postponement or adjournment thereof, and to vote on the matters indicated all shares of Common Stock, par value $0.001 per share, or Series A Convertible Perpetual Preferred Stock, par value $0.001 per share, that the undersigned would be entitled to vote if personally present. You can access the meeting at www.meetingcenter.io/229070589 with password XPO2020. You will need to enter your control number to access the meeting. The control number is located in the shaded area on the opposite side of this proxy card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. PLEASE PROMPTLY COMPLETE, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND MAIL IN THE ENCLOSED POSTAGE-PAID ENVELOPE. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Change of Address — Please print new address below. Comments — Please print your comments below. + C Non-Voting Items B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. XPO Logistics, Inc. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/XPO